                                                                 EXHIBIT 10.17



                               PURCHASE AGREEMENT
                                 by and between
                         MISCELLCO COMMUNICATIONS, INC.
                                      and
                        MERCURY CELLULAR OF KANSAS, INC.
                          Entered into April 19, 1995

                               PURCHASE AGREEMENT

                               Table of Contents


ARTICLE I:       SALE AND PURCHASE OF ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         1.1     Sale of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.2     Purchase Price for Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.3     Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE II:      DEPOSIT ESCROW DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

         2.1     Escrow Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         2.2     Delivery of Escrow Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE III:     REPRESENTATIONS AND WARRANTIES OF SELLER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

         3.1     Organization and Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         3.2     Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         3.3     Due Execution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         3.4     Non-Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.5     Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.6     Title and Right to Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.7     Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.8     Seller's Qualifications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         3.9     Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.10    Articles of Incorporation and Bylaws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.11    Financial Statements and Absence of Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.12    Title To and Condition of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.13    Real Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.14    Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.15    Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.16    Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.17    Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.18    Licenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.19    Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.20    Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.21    Taxes and Returns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.22    Changes Since March 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.23    Accounts Receivable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         3.24    No Adverse Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         3.25    Labor Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         3.26    Bulk Transfer Applicability and
                 Payment of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         3.27    Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         3.28    Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE IV:      REPRESENTATIONS AND WARRANTIES OF BUYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

         4.1     Organization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         4.2     Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         4.3     Due Execution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         4.4     Non-Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         4.5     Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.6     Buyer's Qualifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.7     Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.8     Articles of Incorporation and Bylaws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.9     Litigation and Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.10    Acknowledgement of Receipt of Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.11    Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.12    Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

ARTICLE V: ADDITIONAL AGREEMENTS OF THE PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         5.1     Ordinary Course  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         5.2     Access Prior to Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         5.3     Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         5.4     Ad Valorem Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         5.5     Delivery . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         5.6     Due Diligence Review . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         5.7     Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         5.8     Continued Relationship . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         5.9     Billing Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         5.10    Noncompete Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         5.11    Waiver of Any Claim of Conflict of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         5.12    Seller's Additional Construction Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         5.13    Post-Closing Roaming Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.14    Further Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE VI:      CONDITIONS TO CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

         6.1     Seller's Conditions to Close . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         6.2     Buyer's Conditions to Close  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

ARTICLE VII:     THE CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

         7.1     Deliveries by Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         7.2     Buyer's Deliveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         7.3     Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE  VIII:   TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE IX:      INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         9.1     Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         9.2     Notice of Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         9.3     Indemnification Threshold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

ARTICLE X:       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

         10.1    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         10.2    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         10.3    Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         10.4    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

         10.5    Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         10.6    Choice of Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         10.7    Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 (a)      Escrow Funds Not Exclusive  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 (b)      Specific Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         10.8    Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         10.9    Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         10.10   Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         10.11   Assignability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                               PURCHASE AGREEMENT


         THIS PURCHASE AGREEMENT (the "Agreement") is made as of this 19th day of April, 1995 between MISCELLCO COMMUNICATIONS, INC., a Mississippi corporation ("Seller") acting herein through J. Stacy Davidson, its President, duly authorized by resolutions of the Board of Directors of said corporation, a certified copy of which is provided as Schedule 1 hereto, and MERCURY CELLULAR OF KANSAS, INC., a Louisiana corporation ("Buyer") acting herein through Thomas
G. Henning, its President, duly authorized by resolutions of the Board of Directors of said corporation, a certified copy of which is provided as
Schedule 2 annexed hereto.


                              W I T N E S S E T H:


         WHEREAS, Seller holds the Federal Communications Commission (the "FCC") authorizations, including those issued pursuant to Parts 21 and 22 of the FCC's rules, to operate the non-wireline cellular telephone system, including the associated point-to-point microwave system (the "Licenses"), in the Rural Service Areas ("RSAs") known as Kansas 1, 2, 6, 7, 11, 12, and 13 and the FCC Interim Operating Authority for Oklahoma RSA 1 (the "System"), and

         WHEREAS, Seller desires to sell and Buyer desires to purchase the Assets (as hereinafter defined) upon the terms and conditions set forth herein,

         NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties contained in this Agreement, the parties agree as follows:

                                   ARTICLE I.

                          SALE AND PURCHASE OF ASSETS

         1.1     SALE OF ASSETS.

                 (a) Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, transfer, assign and deliver to Buyer at the Closing (as hereinafter defined), and Buyer agrees to then purchase from Seller, free and clear of all liens, claims and encumbrances (except as set forth below), all legal and beneficial right, title and interest in and to all of the Licenses, properties, assets, rights, choses, equipment, accounts and business of the Seller of every kind and description, tangible and intangible, real, personal or mixed, wherever located, related to or used or acquired for use or generated in connection with the ownership or operation of the System, including, without limitation the following:

                          (1)     System subscribers subject to the provisions
of subsection 1.2;

                          (2)     the Licenses and all other licenses, permits
and/or authorizations currently owned by Seller, or hereafter obtained by the Seller, used in connection with the operation of the System;

                          (3)     the personal property listed on Schedule
1.1(a) hereto, all of which shall be in good working order at Closing, ordinary wear and tear excepted;

                          (4)     Seller's rights in those contracts listed on
Schedule 4.5 hereto, dated March 31, 1995, relating to the operation and ownership of the System, provided that such contract rights are assigned to and assumed by Buyer pursuant to assignment and assumption agreements consistent with industry standards for agreements of that nature;

                          (5)     files, books and records which relate to the
operation of the System, including, but not limited to, all subscriber lists and information and all records required by the FCC to be maintained by the Seller;

                          (6)     accounts receivable trade; and

                          (7)     inventory.

The foregoing items are hereinafter collectively referred to as the "Assets".

                 (b) Notwithstanding the foregoing, the following items are specifically excluded from the definition of Assets and are not among the items to be conveyed pursuant to this transaction:

                          (1)     any right to the benefit of any net operating
loss carry forward of Seller;

                          (2)     Accounts receivable other than subscriber
receivables, and other current assets of the Seller, excluding inventory but including without limitation any cash, checks, chattel paper, instruments, marketable securities, prepaid expenses or deposits, prepaid taxes and any other items that constitute current assets pursuant to generally accepted accounting principles consistently applied;

                          (3)     those items of personal property listed in
Schedule 1.1(b), which include all personal property in Jackson, MS;

                          (4)     contract rights other than those to be
assigned and assumed pursuant to Schedule 4.5 hereto, as supplemented on or before March 31, 1995 as herein provided; and

                          (5)     any and all rights to FCC applications and
authorizations for 931 MHz facilities governed by Part 22 of the FCC's rules, and Specialized Mobile Radio ("SMR") applications governed by Part 90 of the FCC's rules.

                 (c) Except as otherwise expressly provided herein, Buyer is not assuming any liabilities or obligations of Seller, whether incurred before or after the Closing, including but not limited to those which may arise in connection with or as a result of the transactions contemplated by this Agreement or any other transactions of Seller, provided, however, that Buyer shall assume those payables that constitute a deduction from the Purchase Price.

                 (d) It is understood that Buyer and Seller agree that the above described items will effectively constitute the sale/purchase of all of the ownership interest of Seller in same. Further, as a result of the sale/purchase, the Seller shall not have or retain any asset or ownership interest related to Seller of any value whatsoever. Buyer and Seller agree that the purpose hereof is for Seller to sell and Buyer to purchase all property and business, and all ownership interest of Seller.

         1.2     PURCHASE PRICE FOR ASSETS.        In full payment for the
Assets, and also in consideration of the representations, covenants, warranties, agreements and indemnities of Seller contained in this Agreement, Buyer will pay and Seller will accept the following (the "Purchase Price"):

                 (a) The sum of Thirty Four Million Two Hundred Seventy Nine Thousand Six Hundred and No/100 Dollars ($34,279,600), payable and subject to adjustment as provided in this Section 1.2, as follows:

                                        (1)       One Million Seven Hundred
                                                  Twenty Three Thousand Eight
                                                  Hundred Forty and No/100
                                                  Dollars ($1,723,840.00) as a
                                                  deposit to be held in escrow
                                                  by the Calcasieu Marine
                                                  National Bank of Lake
                                                  Charles, Lake Charles,
                                                  Louisiana ("Calcasieu") or
                                                  another escrow agent
                                                  acceptable to Buyer and
                                                  Seller, under the terms of
                                                  the Deposit Escrow Agreement
                                                  and as otherwise provided in
                                                  Article  II.  If the
                                                  acquisition is closed, the
                                                  Escrow Funds as hereinafter
                                                  defined shall be applied to
                                                  the Purchase Price.

                                        (2)       Except for funds placed in
                                                  escrow pursuant to Section
                                                  1.2(a)(3) and except as
                                                  otherwise provided in this
                                                  Section 1.2, the balance
                                                  after application of Escrow
                                                  Funds shall be paid by wire
                                                  transfer at the Closing,
                                                  subject to the following
                                                  adjustments to the Purchase
                                                  Price as set forth in this
                                                  Section 1.2(a)(2). The
                                                  Purchase Price shall be:

                                        (i)       Increased by an amount equal
                                                  to the book value of the
                                                  accounts receivable of Seller
                                                  being acquired pursuant to
                                                  Section 1.1, net of an
                                                  adequate reserve for doubtful
                                                  accounts, which shall be the
                                                  amount equal to the sum of
                                                  the following percentages of
                                                  the accounts receivable
                                                  falling within the designated
                                                  ranges: 2% for zero to
                                                  fifty-nine (0-59) days; 25%
                                                  for sixty to eighty-nine
                                                  (60-89) days; and 100% for 90
                                                  days and older;

                                        (ii)      Increased by an amount equal
                                                  to Seller's cost of
                                                  Inventory -- Phone Equipment;

                                        (iii)     Increased by an amount of (a)
                                                  $200.00 per Subscriber, as
                                                  defined below, between 8,500
                                                  and 10,000 Subscribers, and
                                                  (b) $275.00 per Subscriber on
                                                  the System as of the Closing
                                                  in excess of 10,000
                                                  Subscribers; provided, that
                                                  (a) all payments for
                                                  Subscribers shall be due on
                                                  the third business day
                                                  following receipt of the
                                                  appropriate Subscriber data,
                                                  and (b) in the event there
                                                  are Subscribers on the System
                                                  for less than ninety (90)
                                                  days, or who are not current
                                                  within thirty (30) days, the
                                                  amount that would otherwise
                                                  be paid for all such
                                                  Subscribers shall be placed
                                                  in escrow at Closing and be
                                                  governed by the terms of the
                                                  Subscriber Escrow Agreement,
                                                  in general form and substance
                                                  consistent with the Deposit
                                                  Escrow Agreement and

                                                  Schedule 1.2 (a) (2) (iii).
                                                  It shall (a) call for
                                                  bimonthly distribution to
                                                  Seller for those Subscribers
                                                  who meet the thirty (30) day
                                                  and ninety (90) day criteria
                                                  set forth in this subsection
                                                  after Closing and (b) provide
                                                  that, with respect to any
                                                  Subscriber on the System at
                                                  the 120th day following
                                                  Closing for whom Buyer has not
                                                  yet paid the applicable
                                                  $200/$275 solely by virtue of
                                                  not being "current" in its
                                                  payments within thirty (30)
                                                  days Buyer must then either
                                                  disconnect such Subscribers
                                                  immediately or pay to Seller
                                                  the applicable $200/$275 for
                                                  such Subscriber.  For purposes
                                                  of this subsection a
                                                  "Subscriber" defined as a
                                                  customer on the System (a) at
                                                  the time of Closing and for at
                                                  least ninety (90) days
                                                  immediately prior to the date
                                                  when the calculation is made
                                                  and one who shall have made
                                                  full or partial payment on his
                                                  account within ninety (90)
                                                  days.

                                        (iv)      Decreased by Accounts Payable
                                                  -- Trade and Advanced
                                                  Billings and Customer
                                                  Deposits.

                                        (3)       The sum of $200,000 shall be
                                                  placed in the Payables Escrow
                                                  Account and governed by the
                                                  Payables Escrow Agreement.
                                                  Such funds shall be deducted
                                                  from the amount otherwise to
                                                  be paid by wire transfer at
                                                  Closing under Section
                                                  1.2(a)(2).  The Payables
                                                  Escrow Agreement shall in
                                                  general form and substance be
                                                  consistent with the model
                                                  included in Schedule 1.2 (a)
                                                  (4) hereto.  The Agreement
                                                  shall provide for
                                                  distributions as may be
                                                  appropriate to assure timely
                                                  payment of accounts payable
                                                  as herein provided and that
                                                  any surplus be distributed to
                                                  Seller as soon as is
                                                  reasonable, but in no event
                                                  later than seventy-five (75)
                                                  days after funding, unless
                                                  identifiable payables or
                                                  other obligations remain.

                                        (4)       The sum of $60,000 shall be
                                                  placed in the Tax Escrow
                                                  Account and governed by the
                                                  Tax Escrow Agreement. Such
                                                  funds shall be deducted from
                                                  the amount otherwise to be
                                                  paid by wire transfer at
                                                  Closing under Section
                                                  1.2(a)(4). The Tax Escrow
                                                  Agreement shall in general
                                                  form and substance be
                                                  consistent with the model
                                                  included in Schedule 1.2(a)
                                                  (4) hereto. The Agreement
                                                  shall provide for
                                                  distributions as may be
                                                  appropriate to assure timely
                                                  payment of all taxes.

                                        (5)       The above adjustments shall
                                                  initially be as determined
                                                  from Seller's most recently
                                                  available balance sheet (the
                                                  "Preliminary Balance Sheet"),
                                                  provided that such
                                                  Preliminary Balance Sheet
                                                  shall be dated not more than
                                                  one calendar month prior to
                                                  Closing and be delivered to
                                                  Buyer not less than ten (10)
                                                  calendar days prior to
                                                  Closing. Because the
                                                  Preliminary Balance Sheet
                                                  will reflect financial
                                                  information with respect to
                                                  the assets and liabilities of
                                                  Seller at a date prior to
                                                  Closing, and therefore may
                                                  not accurately reflect such
                                                  financial information as of
                                                  the Closing date, within
                                                  forty-five (45) days after
                                                  the Closing Date Seller shall
                                                  provide a completed balance
                                                  sheet (the "Final Balance
                                                  Sheet") for Seller dated as
                                                  of the Closing Date. Buyer
                                                  shall have fifteen (15) days
                                                  to review the proposed Final
                                                  Balance Sheet and to bring to
                                                  Seller's attention any
                                                  disagreements it may have
                                                  with it. if such Final
                                                  Balance Sheet reflects an
                                                  adjustment to the Purchase
                                                  Price ("Final Purchase
                                                  Price") which differs from
                                                  the adjusted Purchase Price
                                                  as reflected by the
                                                  Preliminary Balance Sheet
                                                  ("Preliminary Purchase
                                                  Price") by more than $5,000,
                                                  then Buyer shall pay to
                                                  Seller (if the Final Purchase
                                                  Price exceeds the Preliminary
                                                  Purchase Price) or the Seller
                                                  shall pay to Buyer (if the
                                                  Preliminary Purchase Price
                                                  exceeds the Final Purchase
                                                  Price) the entire amount of
                                                  such difference in cash
                                                  within fifteen (15) days
                                                  after the
                                                  due date for the Final
                                                  Balance Sheet from which such
                                                  adjustments will be calculated
                                                  and agreed upon by the
                                                  parties.

                                        (6)       For purposes of calculating
                                                  both the Preliminary and
                                                  Final Purchase Price, Buyer
                                                  and Seller shall utilize the
                                                  methodology set forth in
                                                  Schedule 1.2 (a) (6) hereto,
                                                  and utilize terms in the same
                                                  manner used in the Financial
                                                  Statements.

         1.3     ALLOCATION.  The Purchase Price shall be allocated as follows:
Of the Purchase Price an amount equal to the net book value will be allocated to those Assets representing plant, property and equipment based on the Final Balance Sheet; an amount of $1 will be allocated to all non-compete agreements; and the remainder will be allocated to other intangible assets as determined by Buyer. The values of adjustment items as determined in Section 1.2 will be allocated based upon the amounts attributable thereto as so determined with reference to the Final Balance Sheet.

         Both the Preliminary Balance Sheet and the Final Balance Sheet shall be prepared in accordance with generally accepted accounting principles consistently applied, provided that they shall be prepared in a form consistent with Financial Statements previously provided to Buyer and included in Schedule
3.11 hereto, and shall be certified on behalf of Seller as having been prepared in accordance with this Agreement at the time they are delivered to Buyer and shall be subject to verification and approval by or on behalf of Buyer.

                                  ARTICLE II.

                             DEPOSIT ESCROW DEPOSIT

         2.1 ESCROW DEPOSIT. As security for the performance by Buyer of its obligations hereunder, Buyer has deposited with Calcasieu, as escrow agent (the "Escrow Agent") the sum of $1,723.480.00 (together with earnings thereon the "Escrow Funds") pursuant to an escrow agreement among Seller, Buyer and the Escrow Agent in the form of Schedule 1.2(a) hereto (the "Deposit Escrow Agreement").

         2.2   DELIVERY OF ESCROW FUNDS.   The Escrow Funds have been
delivered to the Escrow Agent, and the provisions of this Section 2.2 supersede any conflicting provisions of the Escrow Agreement as between Buyer and Seller:

         (a) If the purchase of the Assets contemplated herein is consummated, Seller and Buyer shall instruct the Escrow Agent to wire the Escrow Funds to Seller at the Closing for application in full to the Purchase Price;

         (b) If the purchase by Buyer of the Assets from Seller is not consummated for any reason other than the default by Buyer, and Buyer provides unopposed instruction to the Escrow Agent to deliver the Escrow Funds to Buyer, Escrow Agent shall so deliver the Escrow Funds;

         (c) If the purchase by Buyer of the Assets from Seller is not consummated because of the default by Buyer, and Seller provides unopposed instruction to the Escrow Agent to deliver the Escrow Funds to Seller, Escrow Agent shall so deliver the Escrow Funds; or

         (d) In the event of a dispute between Buyer and Seller with respect to who is entitled to the Escrow Funds, the parties' rights shall be governed by the terms of the Deposit Escrow Agreement.

                                  ARTICLE III.

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer that:

          3.1 ORGANIZATION AND AUTHORITY. On the date hereof and on the Closing date Seller is and will be a corporation duly incorporated, validly existing and in good standing under the laws of the State of Mississippi; has and will have the proper authorization to do business in the states of Kansas and Oklahoma; has and will have full power and authority to execute, deliver and perform this Agreement and all other agreements necessary to effectuate the transactions contemplated hereby (collectively, "the Agreements") ; and has and will have all requisite power to hold and transfer the Licenses and to execute, deliver and perform its obligations under the Agreements.

         3.2 POWER. Seller has, and on the Closing Date will have, all requisite power and authority to (a) execute, deliver and perform the Agreements to which it is a party, and (b) own, lease and operate its properties and assets and to carry on its business as presently conducted and as contemplated by this Agreement.

         3.3 DUE EXECUTION. Each of the Agreements to which it is a party has been and on the Closing Date each of the Agreements to which it is a party will be duly executed, authorized and delivered by Seller as its legal, valid and binding obligation enforceable against Seller in accordance with its terms.

         3.4 NON-CONTRAVENTION. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated thereby or the compliance with or fulfillment of the terms, conditions and provisions thereof will not (a) violate in any material respect any federal, state or local law, statute, ordinance, rule or regulation which is or may be applicable to Seller, (b) violate in any material respect any agreement, indenture, instrument, note, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Seller is a party or by which Seller or the Assets are bound, (c) violate any order, injunction, judgment or decree of any court or any governmental authority or arbitrator by which Seller or the Assets are bound, (d) conflict with or violate any provision of the articles of incorporation or by-laws of Seller, or (e) create or impose any lien, claim or encumbrance on the Assets, except as expressly provided by this Agreement. Seller and the Assets are and on the Closing Date will be in all material respects in compliance with all federal, state and local laws and regulations and administrative orders applicable thereto.

         3.5 CONSENTS. All consents, authorizations, orders or approvals of, and filings or registrations with, any court or administrative or governmental authority and any other person or entity, required to be made or obtained by Seller for or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the consents to the assumption and assignment of those contracts set forth in Schedule 4.5, have been obtained.

         3.6 TITLE AND RIGHT TO ASSETS. Seller is the sole owner of the Assets and upon consummation of the Closing, Seller will convey to Buyer, good and marketable title to the Assets, free and clear of any lien, claim or encumbrance, except as (a) approved or created by or on behalf of or at the request of Buyer or (b) contemplated or permitted by or pursuant to this Agreement.

         3.7 LITIGATION. Except as set forth in Schedule 3.7, there is no investigation, claim, proceeding or action pending or, to Seller's knowledge, threatened against Seller with respect to the transactions contemplated by this Agreement which, if adversely determined, would (a) result in the revocation, cancellation, suspension or material adverse modification of the Licenses or (b) affect the Assets or the authority or ability of Seller to execute and deliver this Agreement and consummate the transactions contemplated hereby.

         3.8 SELLER'S QUALIFICATIONS. Seller is legally qualified under all applicable FCC regulations to assign the Licenses from Seller to Buyer.

         3.9     BROKERS.    Seller is responsible for all costs, fees and
expenses due to Columbia Cellular Corporation, the only broker or finder which acted on Seller's behalf in connection with the transactions contemplated by this Agreement. Seller agrees to indemnify, defend and hold Buyer harmless from and against all costs or liabilities resulting from any other person asserting a claim for any broker's commission for acting on behalf of Seller in connection with the transactions contemplated hereby.

         3.10    ARTICLES OF INCORPORATION AND BYLAWS.   A true and correct
copy of the Articles of Incorporation and Bylaws of Seller, together with all amendments thereto, are set forth as Schedule 3.10.

         3.11    FINANCIAL STATEMENTS AND ABSENCE OF CHANGES.   The audited
financial statements and supplemental data for calendar year 1993 and the unaudited interim income statements and balance sheets without disclosures (the "Unaudited Interim Statements") for the months of January, 1994 through March, 1995 (collectively, the "Financial Statements") are set forth as Schedule 3.11 hereto. The Financial Statements present fairly in all material respects, and in conformity with GAAP procedures for preparation of accrual basis financial statements, consistently applied but, in the case of the Unaudited Interim Statements, are in the format used by Seller historically in preparation of its internally generated financial statements, the financial condition and results of operations as of the dates and for the periods indicated therein, and both the Preliminary Balance Sheet and the Final Balance Sheet will present fairly in all material respects, and in conformity with GAAP procedures for preparation of accrual basis financial statements consistently applied, but in the format used by Seller historically in preparation of internally generated financial statements, the financial condition and results of operations of Seller as of the dates thereof. Except as reflected in the Financial Statements, or in this Agreement, Seller has no debts, obligations or liabilities (contingent or otherwise) that would be required to be disclosed in financial statements prepared in accordance with GAAP. Since September 30, 1994, there has been no material adverse change in the business, financial condition, or results of operations of Seller from that described and reflected in the Unaudited Interim Statements as of that date. Any financial statements prepared by or at the direction of Seller subsequent to the date hereof shall be promptly provided to Buyer and shall constitute Financial Statements for purposes hereof.

         3.12    TITLE TO AND CONDITION OF ASSETS.   Except as set forth
in Schedule 3.12, Seller has good and marketable title to the Assets, free and clear of all liens, claims, charges, security interests, options, or other title defects or encumbrances, and full right to transfer the same to Buyer as contemplated by this

Agreement. Each of the Assets is in good operating condition and repair, normal wear and tear excepted, is suitable for the use to which the same is customarily put by Seller, and neither the Assets nor the purchase, sale, operation or maintenance thereof or with respect thereto violates any applicable material ordinance, regulation, covenant, restriction, rule or provision of law (including but not limited to those relating to zoning, environmental protection and occupational safety). Upon consummation of the transactions at the Closing as contemplated by this Agreement, Buyer will acquire title to the Assets free and clear of any liens, claims, charges, security interests, options or other title defects or encumbrances (except as otherwise provided for herein).

         3.13 REAL PROPERTY. Except as set forth in Schedule 3.13, neither Seller nor any of its officers or directors own or have an ownership interest in any real estate that Seller occupies or utilizes in any manner in connection with its business or otherwise in connection with the ownership, use, operation or maintenance of any of the Assets.

         3.14    INTELLECTUAL PROPERTY.   Except as set forth on Schedule
3.14, Seller has no patents, copyrights, trade names, trademarks, service marks, other such names or marks or applications therefor and has not conducted business under any corporate, trade or fictitious name other than its current corporate name. No other intellectual property is required in the operation of the business of Seller. Except for matters of general applicability in the industry there are no pending or threatened claims of infringements by Seller upon the rights to any intellectual property of others.

         3.15    LIABILITIES.    Except as and to the extent described on
Schedule 3.15, or as expressly provided for in this Agreement or the Agreements, all liabilities and obligations of Seller, secured or unsecured (whether absolute, contingent or otherwise), including but not limited to tax liabilities, have been paid or will be paid when due, unless properly challenged, and Seller will incur no liabilities or obligations prior to the Closing Date other than in the ordinary course of business. Seller does not have any obligations or liabilities, whether direct or indirect, joint or several, absolute or contingent, matured or unmatured, secured or unsecured, which could be affected by the execution and delivery of this Agreement or consummation of the transactions contemplated by this Agreement or which could affect the same or the Assets.

         3.16    CONTRACTS.

                 (a) Except as set forth in Schedule 3.16, or otherwise expressly provided herein, Seller is not a party to or bound by any contracts, instruments, agreements, plans, leases, licenses or other obligations which could affect the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby, the Assets or operations with respect to the Assets following the Closing. True and correct copies of all contracts listed in Schedule 3.16 have been delivered to Buyer.

                 (b) Except as set forth in Schedule 3.16 neither Seller nor, to Seller's knowledge, any other party to any contract, instrument, agreement, plan, lease, license or other obligation to which Seller is a party or by which it is bound has breached any provision of, or is in violation or default under the terms of, or has caused or permitted to exist any event that with or without due notice or lapse of time or both would constitute a default or event of default, under any such contract, instrument, agreement, plan, lease, license or other obligation. All such contracts, instruments, agreements, plans, leases, licenses and other obligations are valid, binding and in full force and effect and will continue in full force and effect to the benefit of Buyer, to the extent that the Buyer has pursuant to this Agreement elected to assume such agreements, and the execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated by this Agreement will not violate any provision of, or result in the acceleration of any obligation under, or the termination of, any such contract, instrument, agreement, plan, lease, license or other obligation.

         3.17 COMPLIANCE WITH LAWS. Seller and the Assets are in material compliance with all federal, state and local laws and regulations and administrative orders applicable thereto. There is no order, writ, injunction or decree relating to or affecting the operations of the business of Seller, the Assets or the transactions contemplated by this Agreement.

         3.18    LICENSES.   To the knowledge and belief of Seller, after
due inquiry, Seller has all Licenses and other federal, state and local franchises, orders, licenses, ordinances, certifications, approvals, authorizations and permits necessary to conduct the business of Seller as currently conducted. Copies of the Licenses or, in the case of microwave authorizations, FCC Public Notices announcing their grant, are set forth on
Schedule 3.18, and true, correct and complete copies of all other of the above authorizations have previously been delivered to Buyer. To the knowledge and belief of Seller, after due inquiry, all franchises, orders, licenses, ordinances, certifications, approvals, authorizations and permits relating to the business of Seller are in full force and effect, no violations have been made in respect thereof, and no proceeding is pending or threatened which could have the effect of revoking or limiting any such franchises, orders, licenses, ordinances, certifications, approvals, authorizations or permits.

         3.19    INSURANCE.   Schedule 3.19 sets forth a list of all
policies of insurance which insure the Assets, together with true, correct and complete copies of the policies that have previously been delivered to Buyer. Such insurance is adequate and Seller will keep all current insurance policies in effect until the Closing Date, except that nothing herein shall prevent Seller from obtaining, and substituting for existing contracts, new policies that are functionally equivalent or superior to those now in effect. Seller has not been refused any insurance by an insurance carrier to which it has applied for insurance. Seller shall bear the risk of loss of, or damage to, the Assets through the Closing Date.

         3.20    EMPLOYEE BENEFIT PLANS.   Buyer will incur no liability or
obligation as a result of the transactions contemplated by this Agreement with respect to or arising out of any pension or welfare benefit plan or program maintained by or on behalf of Seller, its employees or any multi-employer pension or welfare plan or program.

         3.21    TAXES AND RETURNS.   All federal, state, county and
local, and all foreign and other, income, franchise, excise, tariff, gross receipts, sales and use, payroll, real and personal property and other taxes and governmental charges, assessments and contributions of Seller, including interest and penalties ("Taxes"), required to have been paid, collected or withheld with respect to all open years have been paid or collected or withheld and remitted to the appropriate governmental agency, except for Taxes not yet payable or reasonably contested which are described on Schedule 3.21 attached hereto. True, complete and correct returns have been or will be, as the case may be, timely filed with respect to all Taxes which are due and payable and the copies thereof that have been or will be, as the case may be, provided to Buyer are true, accurate and complete. Seller has not filed or entered into any election, consent or extension agreement that extends any applicable statute of limitations. Seller is not a party to any action or proceeding pending or, to the best of Seller's knowledge, threatened by any governmental authority for assessment or collection of Taxes, no unresolved claim or assessment or collection of Taxes has been asserted against it and no audit or investigation by any governmental authority is pending or threatened.

         3.22    CHANGES SINCE MARCH 31, 1995   Except as otherwise
expressly disclosed on the Schedules hereto, since March 31, 1995, there has not been:

                 1. any damage, destruction, other casualty loss or other occurrence that could, individually or in the aggregate, have a material adverse effect on the value of the Assets or the business or condition of Seller;

                 2. any disposition of any material assets of Seller other than in the ordinary course of business;

                 3. any amendment, modification or termination of any existing, or entering into any new, contract, agreement, lease, license, certificate, permit, franchise or other obligation that could, individually or in the aggregate, have a material adverse effect on the value of the Assets or the business, condition of Seller; or

                 4. any other material adverse change in the business, assets (including but not limited to the Assets), condition or business of Seller, except for matters of general applicability throughout the industry.

         3.23 ACCOUNTS RECEIVABLE. The accounts receivable which are reflected in the Financial Statements and those which will be reflected in the Preliminary Balance sheet and the Final Balance Sheet were or will have been, respectively, validly obtained in the ordinary course of business. The reserves for doubtful accounts reflected on the Financial Statements and those which will be reflected in the Preliminary Balance Sheet and the Final Balance Sheet were or will be, respectively, determined in accordance with generally accepted accounting principles and past practice consistently applied, and adequately provide or will adequately provide, as the case may be, for all uncollectible accounts receivable.

         3.24    NO ADVERSE ACTIONS.   There is no existing, pending or, to
the knowledge and belief of Seller after due inquiry, threatened termination, cancellation, limitation, modification or change in Seller's business relationship with any supplier, customer or other person or entity except as is not material individually and in the aggregate and which is in the ordinary course of business.

         3.25    LABOR MATTERS.   Seller does not have any obligation,
contingent or otherwise, under any employment or consulting agreement, collective bargaining agreement or other contract with a labor union or other labor or employee group. There are not efforts presently being made or, to the knowledge and belief of Seller after due inquiry, threatened by or on behalf of any labor union with respect to employees of Seller.

         3.26    BULK TRANSFER APPLICABILITY AND PAYMENT OF OBLIGATIONS.
The consummation of the transactions contemplated by this Agreement is not subject to the provision of the bulk transfer law, bulk transfer tax law or any similar law of any jurisdiction. Seller will pay all its obligations and liabilities as and when the same become due and payable.

         3.27 AUTHORIZATION. The execution and delivery of this Agreement have been duly authorized by Seller, including by its Board of Directors and, if required by law, its shareholders, and upon execution and delivery by Seller, this Agreement will constitute the valid and binding agreement of Seller and will be enforceable in accordance with its terms.

         3.28 DISCLOSURE. No representation, warranty or statement made by or on behalf of Seller in this Agreement or the Schedules attached hereto or in the certificates or other documents furnished or to be furnished to Buyer or its representatives in connection with this Agreement, the Agreements or the transactions contemplated hereby or thereby, contains or will contain any untrue statement of fact or omits or will omit to state a fact required to be stated herein or therein or necessary to make the statements contained herein or therein not misleading. Prior to the Closing, full disclosure shall have been made to Buyer of all material facts with respect to Seller, the Assets, and the transactions contemplated by this Agreement, which a reasonable purchaser would deem relevant. For a period extending until sixty (60) days after Closing, Seller shall promptly notify Buyer of any change or event of which it has knowledge, which could adversely affect the Assets or its operations, business or prospects.

                                  ARTICLE IV.

                    REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller that:

         4.1 ORGANIZATION. On the date hereof and on the Closing Date Buyer is and will be a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana; will have proper authorization to do business in the states of Kansas and Oklahoma; has and will have full power and authority to execute and perform the Agreements; and has and will have all requisite power to hold and receive the Licenses and to execute, deliver and perform its obligations under the Agreements.

         4.2 POWER. Buyer has, and on the Closing Date will have, all requisite power and authority to (a) execute, deliver and perform the Agreements to which it is a party, and (b) own, lease and operate its properties and assets and to carry on its business as presently conducted and as contemplated by this Agreement.

         4.3 DUE EXECUTION. Each of the Agreements to which it is a party has been and on the Closing Date each of the Agreements to which it is a party will be duly authorized, executed and delivered by Buyer as its legal, valid and binding obligation enforceable against Buyer in accordance with its terms.

         4.4 NON-CONTRAVENTION. The execution, delivery and performance by Buyer of the Agreements to which it is a party and the consummation of the transactions contemplated thereby or the compliance with or fulfillment of the terms, conditions and provisions hereof will not (a) violate in any material respect any federal, state or local law, statute, ordinance, rule or regulation which is or may be applicable to Buyer (b) violate in any material respect any agreement, indenture, instrument, note, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Buyer is a party or is bound, (c) violate any order, injunction, judgment or decree of any court or other governmental authority or arbitrator by which Buyer is bound, or (d) conflict with or violate any provision of Buyer's articles of incorporation or by-laws.

         4.5 CONSENTS. All consents, authorizations, orders or approvals of, and filings or registrations with, any court or administrative or governmental authority and any other person or entity required to be made or obtained by Buyer for or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, have been obtained. Schedule 4.5 hereto lists 13 cell sites and six office leases which Buyer identifies as locations for which its ability to assume existing lease obligations is a condition to Closing, and for which it will utilize best efforts to assume; and an additional 11 cell site leases that Buyer seeks to assume, 9 of which must be assumable as a condition to Closing. Buyer's ability to assume 9 of 11 cell site leases not considered in the 13 "must have" list and the remaining contracts is a condition to Closing.

         4.6     BUYER'S QUALIFICATIONS.   Buyer is, and at the time of Closing
shall be, legally, and otherwise qualified to obtain and own the Licenses. At the Closing, Buyer shall be financially qualified to consummate the transactions contemplated by this Agreement. There are no pending or, to the best of Buyer's knowledge, threatened pleadings or proceedings before the FCC, initiated either by private parties or the FCC, which question the legal, financial or technical qualifications of Buyer to hold the Licenses.

         4.7     BROKERS.  Buyer agrees to indemnify, defend and hold
Seller harmless from and against all costs or liabilities resulting from any other person asserting a claim for any broker's commission for acting on behalf of Buyer in connection with the transactions contemplated hereby.

         4.8 ARTICLES OF INCORPORATION AND BYLAWS. A true and correct copy of the Articles of Incorporation of Buyer, together with all amendments thereto, is provided as Schedule 4.8. Buyer has no bylaws.

         4.9 LITIGATION AND COMPLIANCE WITH LAWS. There is no pending or, to Buyer's knowledge, threatened claim, investigation, lawsuit or administrative proceeding against Buyer in any way relating to the subject transaction. Buyer is in compliance with all federal, state and local laws and regulation and administrative orders applicable to the subject transaction. There is no order, writ, injunction or decree relating to or affecting Buyer's ability to consummate the transactions contemplated by this Agreement.

         4.10 ACKNOWLEDGEMENT OF RECEIPT OF DOCUMENTS. Buyer hereby acknowledges receipt of those documents listed in Schedules 3.16, provided, however, that Buyer makes no representation regarding the accuracy or completeness of those documents.

         4.11 AUTHORIZATION. The execution and delivery of this Agreement have been duly authorized by Buyer, including by its Board of Directors, and upon execution and delivery by Buyer, this Agreement will constitute the valid and binding agreement of Buyer and will be enforceable in accordance with its terms.

         4.12 DISCLOSURE. No representation, warranty or statement made by or on behalf of Buyer in this Agreement or the Schedules attached hereto or in the certificates or other documents furnished or to be furnished to Seller or its representatives in connection with this Agreement and the transactions contemplated hereby or thereby, contains or will contain any untrue statement of fact or omits or will omit to state a fact required to be stated herein or therein or necessary to make the statements contained herein or therein not misleading. Prior to the Closing, full disclosure shall have been made to Seller of all material facts with respect to Buyer, and the transactions contemplated by this Agreement, which a reasonable seller would deem relevant. Through Closing, Buyer shall promptly notify Seller of any change or event which could adversely affect the subject transaction.

                                   ARTICLE V.

                      ADDITIONAL AGREEMENTS OF THE PARTIES

         5.1 ORDINARY COURSE. Subject to the terms and conditions of this Agreement, from and after the date of this Agreement, without the written consent of the Buyer, Seller covenants, represents and warrants that Seller shall, through the Closing Date, not have,

                 (a) sold, assigned, transferred, leased, mortgaged, pledged or subjected to lien, or otherwise encumbered, any of the Assets other than in the ordinary course of business and for those Assets having an aggregate value of $1,000 or less;

                 (b) managed customer accounts, equipment, inventories and other supplies other than in the ordinary course of business;

                 (c) directly or indirectly through any investment banker or other representative or otherwise, solicited, entertained or negotiated with respect to any inquiries or proposals from any person relating to: (1) the merger or consolidation of Seller with any person or entity, (2) the direct or indirect acquisition by any person of any of the Assets, or (3) the acquisition of direct or indirect beneficial ownership of Seller or any capital stock thereof by any person. Seller shall promptly notify Buyer of any inquiries or proposals it may receive relating to any such matters including in such notification the relevant details of the inquiry or proposal;

                 (d) borrowed any sums or entered into any financial guaranties or otherwise incurred any indebtedness or liability other than in the ordinary course of business consistent with Seller's past practices;

                 (e) entered into any agreement or transaction which is not terminable by Seller without penalty upon no more than thirty (30) days notice except as provided for in subsection (f) below;

                 (f) deviated from established policies and practices concerning credit verification, subscriber disconnects, collections, agent programs, roaming contracts, sales commissions, billings, and customer contracts (one year minimum); or

                 (g) otherwise entered into any transaction not in the ordinary course of business.

         5.2 ACCESS PRIOR TO CLOSING. Upon reasonable notice, Seller shall afford ]Buyer and its representatives (including, without limitation, its independent public accountants, bank or other lender's representatives and attorneys) reasonable access during regular business hours from this date (except as otherwise provided herein) through the Closing Date to any and all of the premises, properties, financial information, contracts, books, records, data, reports, personnel, customers and vendors of or relating to Seller and
the Assets.   Moreover, Seller shall generally keep Buyer appraised of all material developments regarding the above matters, provided, however, that Seller shall at all times until Closing retain both de facto and de jure control of the System and nothing in this section shall provide any pre-closing control rights to Buyer.

         5.3     FURTHER ASSURANCES.   At any time and from time to time at
or after the Closing, the parties agree to cooperate with each other, to execute and deliver such other documents, instruments of transfer or assignment, files, books and records and do all such further acts and things as may be reasonably required to carry out the transactions contemplated hereby.

         5.4     AD VALOREM TAXES.

                 (a) Except as set forth expressly in this Agreement, nothing herein shall in any way modify the obligations of the various parties to this agreement to pay taxes as provided by statute or code.

                 (b) The parties covenant to use best efforts to negotiate a dollar specific amount that Seller shall convey to Buyer in consideration for Buyer assuming all of Seller's liabilities for unpaid ad valorem taxes associated with the System through Closing. In so negotiating, the parties' aim shall be to obtain a reasonable estimate of unpaid ad valorem tax obligations (for tax years 1993, 1994 and 1995) attributable to the System through Closing to be borne by Seller ("Seller's Taxes").

                 (c) In an effort to negotiate an appropriate price for Buyer to assume Seller's Taxes as set forth in subsection (b) above: (i) Buyer and Seller have agreed upon Kansas tax counsel to serve as a facilitator between the parties; (ii) the facilitator has been retained jointly by the parties with the cost of such facilitator being split evenly between the parties; and (iii) in the event that this issue cannot be resolved amicably, the parties shall submit this matter to binding arbitration through and pursuant to applicable rules of the American Arbitration Association (or such other arbitrator as the parties may mutually agree), it being understood that the arbitrator shall be instructed to render a decision on an expedited basis, with there being no basis for appeal other than fraud on the part of the arbitrator.

                 (d) The Purchase Price shall be decreased by the Seller's Taxes as determined under subsections (b) or (c) above. In the event an arbitration decision is not made under any arbitration proceeding under subsection (c) above on or before the Closing, the sum of $60,000 be placed in an Ad Valorem Tax Escrow Account in general form and substance consistent with the Deposit Escrow Agreement and Schedule 5.4(d) hereto, with the same Escrow Agent if possible, and shall provide for distribution of the Escrowed Funds upon entry of an arbitration award, including distribution to Seller of all or a portion thereof not to exceed the amount of Seller's Taxes, provided that Seller shall remain liable for any shortfall in payment of Seller's Taxes after application of the Escrowed Funds (and accrued interest) as distributed to Buyer.

         5.5 DELIVERY. The parties shall cause the delivery of the respective documents required to be delivered or caused to be delivered by them pursuant to Article VII below.

         5.6     DUE DILIGENCE REVIEW.

                 (a) Buyer has completed its due diligence review of the Assets and the System, and has found all to be in order.

                 (b) Throughout the course of Buyer's due diligence review Seller afforded Buyer with reasonable access to the System, the Assets and relevant books and records of the System and the Assets, provided, however, that the due diligence review was conducted without interfering materially with the operation of the System.

         5.7 EMPLOYEES. Buyer has no obligation to employ any of the employees of Seller. Seller shall not make any representation to the contrary to any of such employees, provided, however, Buyer intends and shall be permitted, following a general announcement by Seller to its employees regarding the proposed sale or notice to Buyer from Seller, to interview or otherwise contact such employees regarding any future employment.

         Seller shall use best efforts to maintain, through Closing; staffing at its Kansas operations at current levels, and with existing employees. Seller shall maintain at least three customer service personnel in its Jackson, Mississippi office through Closing.

         5.8 CONTINUED RELATIONSHIP. Seller will use its best efforts to preserve intact the business of Seller; to maintain good relationships with suppliers, customers and others having business relations with Seller; to cause to be taken no change in the business, financial condition or results of operations of Seller which may have a material adverse effect on the Assets or the business, financial condition or of Seller; and to facilitate a smooth transition of ownership of the Assets, including but not limited to, there being no interruption in interconnected service. Notwithstanding the foregoing, Seller does not represent or warrant any continued business relationship on the part of the Buyer with suppliers, customers or others unless explicitly specified elsewhere in this Agreement, and Seller is under no obligation to the Buyer to maintain any business relationship based on Seller's financial backing unless otherwise specified in this Agreement.

         5.9     BILLING SERVICES.   Seller provides to Buyer the option
of obtaining post-Closing billing services from Seller. The services to be rendered include calculating invoices, submitting and receiving CIBER records to and from the appropriate clearinghouse, printing and mailing bills, making collections, deposits and posting payments. Buyer shall have the option of obtaining billing services on a month-by-month basis for a period not to exceed six months past Closing, provided that Buyer provides Seller with at least 30 days notice, and further provided that Buyer shall pay to Seller the amount of $3.35 per bill, which payments shall be due within twenty (20) days of being invoiced for such service. The billing services discussed herein shall include billing inquiries but not other customer-service related services.

         5.10 NONCOMPETE AGREEMENTS. As of the Closing, Seller and those persons identified on Schedule 5.10, which persons constitute all of Seller's corporate officers, directors, and other key employees as of this date, shall have executed, without further consideration, noncompete and confidentiality agreements in form and substance as set forth in Schedule 5.10, prohibiting their involvement in wireless competitive activities in those RSAs in which the System operates, for a two-year period after the Closing, with exceptions being provided for involvement with a system (the "Competitive System") having a far larger geographic scope, of which the total pops within the RSAs subject to this Agreement as to which the Competitive System is competitive with the System shall not exceed 5%, and with the further restriction that the restricted party may not engage, directly or indirectly, in business activities being specifically focused upon the RSAs within the System.

         5.11 WAIVER OF ANY CLAIM OF CONFLICT OF INTEREST. The parties to this Agreement recognize that each party has utilized the services of the law firm of Lukas, McGowan, Nace & Gutierrez, Chartered (the "Firm"), for various communications-related legal and engineering matters. The parties further acknowledge that the Firm has been retained to represent Seller solely in conjunction with the subject Agreement and the transactions contemplated thereby, and waive any claim of conflict of interest resulting therefrom.

         5.12    SELLER'S ADDITIONAL CONSTRUCTION OBLIGATIONS.  The
"five-year fill-in" period set forth in Part 22 of the FCC's rules expires, or has expired, in various of the RSAs as early as February 6, 1995. On or before that date Seller has taken or shall have taken the following actions in order to maintain exclusive filing rights for the System for a total of 24 cell sites, 17 of which shall be full cell sites and 7 shall be extenders: (a) For those sites where only an FCC Form 489 filing is applicable, Seller shall have constructed and commenced operation of such cells, and submitted timely an FCC Form 489, in accordance with usual and customary requirements of the industry, and consistent with the site-specific listing of assets set forth in Schedule 1.1(a) hereto; and (b) where an FCC Form 401 filing is applicable, Seller shall have filed an acceptable Form 401 application. Additionally, Seller shall incorporate into the System two (2) Plexsys P-1000 cellular switches prior to Closing, provided, however, that in the event such equipment has not been properly incorporated into the System as of that date, the provisions of the Agreement set forth on Schedule 5.12 shall apply.

         5.13 POST-CLOSING ROAMING FEES AND EXPENSES. Notwithstanding anything in this Agreement to the contrary, Buyer and Seller agree that all roaming fees and expenses relating to the period up to and including Closing, but that come to Seller's attention only after Closing, shall be split such that Seller is entitled to fees and responsible for expenses only to the extent that they relate to the period ending at Closing, and all other fees/expenses are those of Buyer.

         5.14 FURTHER DOCUMENTS. The parties shall negotiate in good faith and finalize on or before closing such other agreements addressed herein but not yet drafted.

                                  ARTICLE VI.

                             CONDITIONS TO CLOSING

         6.1 SELLER'S CONDITIONS TO CLOSE. The obligations of Seller to close under this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, provided that compliance with any or all of such conditions may be waived, in writing, by Seller:

                 (a) The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date;

                 (b) Buyer shall have performed and complied with all of the covenants and agreements in all material respects and satisfied all of the conditions required by this Agreement to be performed or complied with or satisfied by Buyer at or prior to the Closing;

                 (c) All required governmental and regulatory approvals, consents and/or waiting periods shall have been obtained or shall have expired; and

                 (d) On the Closing Date, no action, suit or proceeding shall have been instituted by any person or entity, or threatened by any governmental agency or body, before a court or governmental body, to restrain or prevent the carrying out of the transactions contemplated by this Agreement or to seek other material relief with respect to any of such transactions or that could, individually or in the aggregate, have a material adverse effect on the Buyer, and there shall be no injunction, restraining order or decree of any nature of any court or governmental agency or body in effect that restrains or prohibits the consummation of the transactions contemplated by this Agreement.

         6.2 BUYER'S CONDITIONS TO CLOSE. The obligations of Buyer to close under this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, but compliance with any or all of any such conditions may be waived, in writing, by Buyer:

                 (a) The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date;

                 (b) Seller shall have performed and complied with all the covenants and agreements in all material respects and satisfied all the conditions required by this Agreement to be performed or complied with or satisfied by it at or prior to the closing;

                 (c) All required governmental, regulatory and third-party approvals, consents and/or waiting periods shall have been obtained or have expired;

                 (d) No action, suit or proceeding shall have been instituted by any person or entity, or threatened by any governmental agency or body, before a court or governmental body, to restrain or prevent the carrying out of the transactions contemplated by this Agreement or to seek other material relief with respect to any of such transactions or that could, individually or in the aggregate, have a material adverse effect on the business or prospects of Seller and on the Closing Date, there shall be no injunction, restraining order or decree of any nature of any court or governmental agency or body in effect that restrains or prohibits the consummation of the transactions contemplated by this Agreement;

                 (e) There shall not have occurred any material adverse change in the Assets or in the business condition or prospects of Seller, except for matters effecting the cellular industry generally; and

                 (g) Buyer shall have been able to assume all leases identified in Section 4.5 and Schedule 4.5 as being "must have" sites, and Buyer shall have been able to assume nine of eleven additional cell sites.

                                  ARTICLE VII.

                                  THE CLOSING

         7.1 DELIVERIES BY SELLER. At the Closing, Buyer shall receive from Seller the following:

                 (a) Certificate of good standing from the Secretary of State of the State of Mississippi stating that Seller is a validly existing corporation in good standing and a certificate of good standing from the Secretary of State of the states of Kansas and Oklahoma or other appropriate documentation stating that Seller is authorized to do business in the states of Kansas and Oklahoma;

                 (b) Opinions from counsel of Seller in form and substance consistent with Schedules 7.1(b) and 7.1(b)(2);

                 (c) Copies of duly adopted resolutions of the board of directors and to the extent necessary, the consent of the shareholders of Seller approving the execution, delivery and performance of this Agreement and the other instruments contemplated hereby certified by the Secretary of Seller;

                 (d)      Duly executed Noncompete Agreements as provided in
Section 5.10;

                 (e) Instruments of transfer and assignment, consents, certificates, regulatory approvals and all other documents and agreements in form and substance satisfactory to Buyer which Buyer may reasonably deem necessary to transfer to and vest in Buyer title to and ownership of the Assets as provided in this Agreement and to otherwise fulfill the purpose and intent of this Agreement;

                 (f)      Possession of all the Assets;

                 (g) Copies of all applications required to be filed with the FCC pursuant to Schedule 5.12 of this Agreement, together with an FCC date stamp demonstrating timely filing; and

                 (h) A listing of subscribers, together with sufficient information to calculate Purchase Price adjustments as set forth in Section 1.2.

         7.2 BUYER'S DELIVERIES. At the Closing, Seller shall receive from Buyer the following:

                 (a) Certificate of good standing from the Secretary of State of the State of Louisiana stating the Buyer is a validly existing corporation in good standing;

                 (b) An opinion from counsel of Buyer in form and substance consistent with Schedule 7.2(b);

                 (c) Certificate of good standing or other appropriate documentation from the Secretary of State of the states of Kansas and Oklahoma stating the Buyer is authorized to do business in the states of Kansas and Oklahoma;

                 (d) Payment of the amount of the Purchase Price payable at the Closing pursuant to Section 1.2 above, and evidence of payment into appropriate escrow accounts as provided in that section; and

                 (e) Copies of duly adopted resolutions of the board of directors of Buyer approving the execution, delivery and performance of this Agreement and the other instruments contemplated hereby certified by the Secretary of Buyer.

         7.3 CLOSING DATE. The Closing of the purchase and sale of the Assets contemplated hereby (the "Closing") shall take place at the offices of the Buyer at One Lakeshore Drive, CM Tower Suite 1495, Lake Charles, Louisiana, or such other place as the parties shall mutually agree, or by mail, on April 30, 1995, (the "Closing Date"). For purposes of this Agreement, "Final Order" means a written action or order issued by the FCC consenting to the assignment of the Licenses from Seller to Buyer: (i) which has not been reversed, stayed, enjoined, set aside, annulled or suspended, and remains outstanding; and (ii) with respect to which (A) no requests have been filed for administrative or judicial review, reconsideration, appeal or stay and the periods provided by statute or FCC regulations for filing any such requests and for the FCC to set aside the action on its own motion have expired; and (B) in the event of review, reconsideration or appeal, the period provided by statute or FCC regulation for further review, reconsideration or appeal has expired.

                                 ARTICLE VIII.

                                  TERMINATION

         This Agreement may be terminated: (a) by mutual agreement of Buyer and Seller at any time prior to the Closing, (b) by Buyer or Seller if a material condition to its respective obligations under this Agreement or a material covenant of the other contained in this Agreement is not fulfilled at the time of the Closing, (c) by Buyer or Seller if the other party materially defaults under or materially breaches this Agreement, or (d) by Buyer or Seller if prior to September 1, 1995, the Closing shall not have occurred, provided, however, that the party so terminating under (b), (c) or (d) above is not in default hereunder. The termination of this

Agreement shall not terminate any party's right to indemnification pursuant to
Article IX, below.

                                  ARTICLE IX.

                                INDEMNIFICATION

         9.1 INDEMNITY. Each of Buyer and Seller covenants that it will indemnify, defend and hold harmless the other party, its affiliates, officers, directors, agents, attorneys and employees from all actions, suits, proceedings, demands, liabilities, claims, losses, damages, assessments, judgements, costs and expenses (including without limitation reasonable attorneys' fees) resulting or arising from any of the following: (a) any misrepresentation or breach of any representation or warranty of an indemnifying party contained in this Agreement; (b) any failure of an indemnifying party to perform or observe or to have performed or observed in full, any covenant or agreement to be performed or observed by such indemnifying party under this Agreement; or (c) any act or omission of the indemnifying party, or any of its agents, servants or employees in connection with any services performed, any products sold, delivered or furnished or any contracts or claimed contracts with third parties. Seller further agrees to indemnify, defend and hold harmless each of Buyer, its affiliates, officers, directors, agents, attorneys and employees from all actions, suits, proceedings, demands, claims, losses, costs or expenses (including without limitation reasonable attorneys' fees) resulting or arising from any liabilities or obligations of Seller other than those which are to be assumed by Buyer pursuant to this Agreement. Buyer further agrees to indemnify, defend and hold harmless each of Seller, its affiliates, officers, directors, agents, attorneys and employees from all actions, suits, proceedings, demands, claims, losses, costs or expenses (including without limitation reasonable attorneys' fees) resulting or arising from any liabilities or obligations of Buyer other than those which are to be assumed by Seller pursuant to this Agreement.

         9.2 NOTICE OF CLAIM. Any party seeking indemnity hereunder shall give the other party hereto prompt written notice in the event any claim, demand, action, suit, assessment or proceeding shall be made, threatened or instituted against the party seeking indemnification with respect to which such party intends to assert a claim against the other party hereunder. The indemnifying party shall notify the party seeking indemnity within thirty (30) days of such notice as to whether or not the indemnifying party desires to participate in the defense of such matter. If the indemnifying party elects to participate in the defense of such matter, all decisions relating thereto shall be decided jointly by Buyer and Seller, including but not limited to settlements and appeals; provided, however, that in the event of any disagreement between

Buyer and Seller, the indemnifying party shall make the final decision relating to the defense of such matter. In the event the indemnifying party elects to participate in the defense of any such matter, each party will allow the other reasonable access to such books, information and records of the party as is necessary to that defense. The parties shall use all reasonable efforts to minimize the amount of any loss resulting from any such matter, including the party seeking indemnity contesting or defending against any such demand or claim. In the event an indemnifying party elects not to participate in the defense thereof, it shall fully cooperate with the other party in regard thereto, including, without limitation, delivering copies of all pleadings, documents, reports and correspondence to the other party.

         9.3     INDEMNIFICATION THRESHOLD.   Notwithstanding anything in
this Article IX to the contrary, neither party shall have any liability pursuant to this Article IX unless and until the aggregate amount of damages subject to indemnification exceeds $5,000.

                                   ARTICLE X.

                                 MISCELLANEOUS

         10.1 EXPENSES. Expenses incurred by or on behalf of the parties hereto in connection with the authorization, preparation and consummation of the Agreements and the transactions contemplated hereby, including, without limitation, all fees and expenses of agents, brokers, representatives, counsel and accountants employed by the parties hereto in connection herewith, and all required regulatory filing fees shall be borne solely by the party who shall have incurred, or have responsibility for the same.

         10.2    NOTICES.   All notices and communications hereunder
shall be deemed to have been received upon actual receipt of such notice, if delivered in writing and shall be valid and effective if given by certified letter or recognize overnight carrier, postage prepaid or, if given personally, or by telecopy with record of receipt, addressed as follows:

                 if to Buyer:

                 Mercury Cellular of Kansas, Inc.
                 C M Tower, Suite 1495, One Lakeshore Drive
                 Lake Charles, Louisiana 70629
                 Attention: Robert Piper
                 Telephone: (318) 436-9000
                 Facsimile: (318) 439-0769
                 with a copy (which shall not constitute notice) to:

                 Thomas G. Henning, Esquire
                 101 East Thomas Street
                 Sulphur, Louisiana 70663
                 Telephone: (318) 436-9000
                 Facsimile: (318) 433-0587

                 or to such other address as Buyer may hereafter designate in writing;

                 and if to Seller:

                 Miscellco Communications, Inc.
                 Suite 125
                 Eastover Bank Building
                 125 North Congress
                 Jackson, Mississippi 39201
                 Attention: J. Stacy Davidson
                 Telephone: (601) 948-1212
                 Facsimile: (601) 948-1211

                 with a copy (which shall not constitute notice) to:

                 Lukas, McGowan, Nace & Gutierrez, Chartered
                 1111 Nineteenth Street, N.W., Suite 1200
                 Washington, D.C. 20036
                 Attention: Thomas Gutierrez, Esquire
                 Telephone: (202) 857-3500
                 Facsimile: (202) 842-4485

                 or to such other address as Seller may hereafter designate in writing.

         10.3 WAIVER. Any waiver by any party hereto of any term, provision or condition of this Agreement shall be effective only if and to the extent specified in writing by such party, and no single waiver of any rights shall be construed to constitute a continuing waiver unless so expressly provided.

         10.4    COUNTERPARTS.   This Agreement may be executed in any number
of counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

         10.5    ENTIRE AGREEMENT.   This Agreement and the Schedules
hereto represent the entire understanding of the parties hereto, supersede all other and prior memoranda and agreements between the parties hereto and their affiliates, and may not be modified or amended, except by a written instrument executed by each of the parties hereto designating specifically the terms and provisions so modified and amended.

         10.6 CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Kansas.

         10.7    REMEDIES.

                 (a) ESCROW FUNDS NOT EXCLUSIVE. The Escrow Funds do not constitute liquidated damages. In the event of default by Seller or Buyer hereunder, Seller may seek to recover all or part of the Escrow Funds and additional damages from Buyer, and Buyer may seek to recoup all or any portion of the Escrow Funds as well as any additional damages necessary and appropriate as a result of Seller's default. The parties' remedies herein are in addition to those remedies set forth in Section 10.7(b) or as otherwise provided herein or available under the applicable law. In the event Seller or Buyer successfully maintains an action to recover additional damages, or recoupment, as the case may be, the prevailing party shall be entitled to interest and attorneys' fees.

                 (b) SPECIFIC PERFORMANCE. The parties acknowledge that the subject matter of this Agreement is unique and that no adequate remedy of law would be available for breach of this Agreement. Accordingly, each party agrees that each other party will be entitled to an appropriate decree of specific performance or other equitable remedies to enforce this Agreement, and each party waives the defense in any action or proceeding brought to enforce this Agreement that there exists an adequate remedy at law.

         10.8    CONFIDENTIALITY.

                 (a) Whether or not the transactions contemplated hereby are consummated, Seller and Buyer each agree to use its best efforts (a) to keep the existence and terms of this Agreement confidential, including, but not limited to, the nature and amount of the consideration and any and all information with respect to Buyer or Seller which it has received as a result of any investigation made in connection with this Agreement which is not otherwise available to the public (collectively, the "Disclosures"), and (b) to keep confidential any and all information with respect to Buyer, Seller, Assets and System which is not otherwise available to the public, unless, in the case of any information described in subsection (a) or (b) of this section 10.8, such information (i) is required to be filed or furnished to the FCC or other regulatory agencies, or is otherwise required by law or administrative rule to be disclosed to any person or to the public (whether pursuant to Federal or state securities laws or otherwise), or (ii) is disclosed only to those attorneys, accountants, bankers and other retained professionals necessary or appropriate to facilitate the transactions contemplated by this Agreement and related financing. In the event that either party believes that disclosure is required by law or administrative rule, such party shall provide the other party with reasonable advance notice of its position and afford the other party reasonable opportunity to contest disclosure.

                 (b) No public announcement by any party hereto (or any representative of such a party) with regard to the transactions contemplated hereby or the material terms hereof (including, without limitation, the dollar amount of consideration for the subject transaction) without the prior consent of the other parties shall be made.

                 (c) This Agreement shall not restrict any party hereto from using information already known to it, to which it is entitled under existing agreements, or information generally in the public domain or any information coming into its possession after it becomes public knowledge unless it became public knowledge through a breach of this Agreement.

                 (d) If the Closing does not occur (1) Disclosures shall be maintained by each party, (2) each party shall cause such other parties to whom Disclosures were communicated to maintain Disclosures in strict confidence, unless such information enters the public domain through no fault of a party hereto or any party to whom a party hereto released or disclosed such information, and (3) upon the request of a party hereto, the other party shall immediately return any Disclosures received from such requesting party.

         10.9 CAPTIONS. Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         10.10 THIRD PARTY BENEFICIARIES. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any party not a signatory hereto or referenced herein.

         10.11 ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no assignment of rights hereunder shall relieve the assigning party of its obligations hereunder. Neither Seller nor Buyer shall have the right to assign this Agreement or any of their rights or obligations hereunder to any third party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                        MISCELLCO COMMUNICATIONS, INC.


                                        By:
                                           -------------------------------------

                                        Its:
                                           -------------------------------------



                                        MERCURY CELLULAR OF KANSAS, INC.


                                        By:
                                           -------------------------------------

                                        Its:
                                           -------------------------------------

                              LISTING OF SCHEDULES

Schedule 1                          Certified copy of Seller resolution

Schedule 2                          Certified copy of Buyer resolution

Schedule 1.1(a)                     List of personal property

Schedule 1.1(b)                     Excluded items of personal property

Schedule 1.2(a)(1)                  Deposit Escrow Agreement

Schedule 1.2(a)(2)(iii)             Subscriber Escrow Agreement

Schedule 1.2(a)(3)                  Payable Escrow Agreement

Schedule 1.2(a)(5)                  Balance sheet adjustment formula

Schedule 3.7                        Seller's litigation

Schedule 3.10                       Seller's Articles of Incorporation and Bylaws

Schedule 3.11                       Seller's Financial Statements

Schedule 3.12                       Seller's exception to title of assets

Schedule 3.13                       Seller's interest of real property

Schedule 3.14                       Seller's intellectual property

Schedule 3.15                       Seller's liabilities

Schedule 3.16                       Seller's contracts

Schedule 3.18                       Seller's Licenses

Schedule 3.19                       Seller's lists of all policies of insurance

Schedule 3.21                       Seller's taxes payable

Schedule 4.5                        Contracts to be assigned to Mercury

Schedule 4.8                        Buyer's Articles of Incorporation

Schedule 5.4(d)                     Tax Escrow Agreement

Schedule 5.10                       List of persons to execute Non-Compete
                                    Agreements

Schedule 5.12                       Seller's additional construction obligations

Schedule 7.1(b)                     Seller's FCC opinion

Schedule 7.1(b)(2)                  Seller's corporate opinion

Schedule 7.2(b)                     Buyer's corporate opinion

                                   SCHEDULE 1



                      Certified Copy of Seller Resolution

                                 CERTIFIED COPY
                             OF RESOLUTIONS OF THE
                              BOARD OF DIRECTOR OF
                         MISCELLCO COMMUNICATIONS, INC.



         The undersigned, being all of the directors of MISCELLCO
COMMUNICATIONS, INC., a corporation organized and existing under the laws of the State of Mississippi (the "Corporation"), adopts the following resolutions:

         WHEREAS, there has been submitted to the Corporation the Asset Purchase Agreement dated April 19, 1995, (the "Agreement"), pursuant to which the Corporation agrees to sell all of the assets associated with operation of its cellular system in the state of Kansas to Mercury Cellular of Kansas, Inc., a Louisiana Corporation ("Buyer").

         WHEREAS, on the basis of a review of the principal terms and provisions of the transactions contemplated by the Agreement, it is advisable and in the best interest of the Corporation that the transactions be consummated substantially in accordance with the provisions of the Agreement, and that the Corporation be authorized to take all actions and to execute and deliver all certificates, instruments, agreements, and other documents necessary to effect and carry out all acts and transactions contemplated by the Agreement;

         THEREFORE, it is hereby

         RESOLVED, that the form of, and each of the terms and provisions contained in the Agreement are hereby ratified, authorized and approved in each and every respect; and each and every transaction effected or to be effected pursuant to and substantially in accordance with the terms of such Agreement, including, but not limited to, those specific transactions which are described, authorized and approved in these Resolutions, is hereby authorized and approved in each and every respect; and

         RESOLVED, that the Corporation is hereby authorized by any officer to execute and deliver for and on behalf of the Corporation any other documents, agreements, instruments or certificates requiring to effectuate the transactions contemplated by these Resolutions; and

         RESOLVED, that the Corporation and each of its officers is hereby authorized and directed to do and perform or cause to be done and performed, in the name and on behalf of the Corporation, all other acts, to pay or cause to be paid on behalf of the Corporation all related costs and expenses and to execute and deliver or cause to be executed and delivered such other notices, requests, demands, directions, consents, approvals, orders, applications, agreements, instruments, certificates, undertakings, supplements, amendments, further assurances or other communications of any kind in the name and on behalf of the Corporation or otherwise, as he or they may deem necessary, advisable or appropriate to effect the intent of the foregoing Resolutions or to comply with the requirements of the instruments approved and authorized by the foregoing Resolutions; and

         RESOLVED, that any acts of the Corporation and of any person or persons designated and authorized to act by the Corporation, which acts would have been authorized by the foregoing Resolutions except that such acts were taken prior to the adoption of such Resolutions, are hereby severally ratified, confirmed, approved and adopted as the acts of the Company; and

         RESOLVED, that the foregoing consent to and adoption of resolutions may be executed by the undersigned in counterparts, each of which shall be original and all of which shall constitute but one and the same document; and

         RESOLVED, that the Corporation is hereby authorized and empowered to certify to the passage of the foregoing resolutions.

         IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent of the Board of Directors of Miscellco, Inc., as of the 19th day of April, 1995.


                                        /s/ J. STACY DAVIDSON
                                        ----------------------------------------
                                                   J. Stacy Davidson

                                        /s/ WILLIAM C. MATHEWS
                                        ----------------------------------------
                                                   William C. Mathews

                                        /s/ WILLIAM CHARLES ARTMANN
                                        ----------------------------------------
                                                 William Charles Artmann


         I, William C. Mathews, the undersigned Secretary of Miscellco Communications, Inc. (the "Corporation"), hereby certify that the foregoing preamble and resolutions were duly adopted by the unanimous written consent of all of the members of the Board of Directors of Corporation dated as of the 19th day of April, 1995, and that such resolutions remain in full force and effect and has not been modified or rescinded as of the 19th day of April, 1995.


                                        /s/ WILLIAM C. MATHEWS
                                        ----------------------------------------
                                                 William C. Mathews

                                   SCHEDULE 2



                       Certified Copy of Buyer Resolution

                               SCHEDULE 1.1(a)




                           List of Personal Property

                                SCHEDULE 1.1(a)
                                   ASSET LIST
                               TABLE OF CONTENTS


Communications Equipment Assets:                                    Hays Cell Site
                                                                    Great Bend Cell Site
                                                                    Colby Cell Site
                                                                    Dodge City Cell Site
                                                                    Pratt Cell Site
                                                                    Edson Cell Site
                                                                    Wakeeney Cell Site
                                                                    Scott City Cell Site
                                                                    Ulysses Cell Site
                                                                    Garden City Cell Site
                                                                    Liberal Cell Site
                                                                    Stockton Cell Site
                                                                    Ness City Cell Site
                                                                    Guymon Cell Site
                                                                    Copeland Cell Site
                                                                    Syracuse Cell Site
                                                                    Hugoton Cell Site
                                                                    Russell Cell Site
                                                                    Grinnel Cell Site
                                                                    St. Francis Cell Site
                                                                    Atwood Cell Site
                                                                    Oberlin Cell Site
                                                                    Norton Cell Site

Office Assets:                                                      Hays, KS
                                                                      Vine Street
                                                                      llth street
                                                                    Great Bend, KS
                                                                    Garden City, KS
                                                                    Dodge City, KS
                                                                    Liberal, KS

Vehicles

Test Equipment

Leased Equipment:                                                   Jackson, MS
                                                                      Downtown
                                                                      Ridgeland
                                                                    Hays

Spare Parts

                                  SCHEDULE 1.1
                                 HAYS CELL SITE
                     LATITUDE 38 51 16; LONGITUDE 99 22 55


Cell Site Bldg.                         1
D-400                                   1
Cell Site                               1
Expansion Rack                          1
Voice Channels                         11
Power Supply                            1
Battery Backup                          1
DACS                                    1
Generator                               1
Microwave 800                           1
Microwave Radio                         2
Grid Dish 10"                           3
Dish Coax                             745   ft.
Cellular Antennas                       3
Antenna Coax                        1,089   ft.
Satellite Link                          1





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                              GREAT BEND CELL SITE
                     LATITUDE 38 24 25; LONGITUDE 98 52 51


Cell Site Bldg.                         1
D-200                                   1
Cell Site                               1
Expansion Rack                          I
Voice Channels                         15
Power Supply                            1
Battery Backup                          1
Microwave Radio                         1
Grid Dish 10"                           I
Dish Coax                             335 ft.
Cellular Antennas                       3
Antenna Coax                        1,089 ft.
T-Coder                                 1


Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                                COLBY CELL SITE
                     LATITUDE 39 24 02; LONGITUDE 100 58 44


Cell Site Bldg.                                1
D-200                                          1
Cell Site                                      1
Expansion Rack                                 1
Voice Channels                                11
Power Supply                                   1
Battery Backup                                 1
DACS                                           1
Microwave 800                                  1
Microwave Radio                                1
Grid Dish 8"                                   1
Grid Dish 10"                                  1
Dish Coax                                    345 ft.
Cellular Antennas                              3
Ant Coax                                   1,089 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                              DODGE CITY CELL SITE
                     LATITUDE 37 46 47; LONGITUDE 100 03 37


Cell Site Bldg.                                1
D-400                                          1
Cell Site                                      1
Expansion Rack                                 1
Voice Channels                                13
Power Supply                                   1
Battery Backup                                 1
DACS                                           1
Voicemail                                      1
Cellular Antennas                              3
Antenna Coax                               1,074 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                                PRATT CELL SITE
                     LATITUDE 37 38 08; LONGITUDE 98 50 24


Cell Site Bldg.                                 1
Cell Site                                       1
Expansion Rack                                  0
Voice Channels                                  7
Power Supply                                    1
Cellular Antennas                               3
Antenna Coax                                1,206 ft.
T-Coder                                         1





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                                EDSON CELL SITE
                     LATITUDE 39 23 19; LONGITUDE 101 33 34


Cell Site Bldg.                                1
Cell Site                                      1
Expansion Rack                                 1
Voice Channels                                13
Power Supply                                   1
Microwave 800                                  1
Microwave Radio                                1
Grid Dish 8"                                   1
Grid Dish 10"                                  1
Dish Coax                                    308 ft.
Cellular Antennas                              3
Antenna Coax                               1,296 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                               WAKEENEY CELL SITE
                     LATITUDE 39 00 56; LONGITUDE 99 51 30


Cell Site Bldg.                         1
Cell Site                               1
Voice Channels                          7
Power Supply                            1
Microwave Radio                         1
Grid Dish 10"                           1
Dish Coax                             220 ft.
Cellular Antennas                       3
Ant Coax                            1,281 ft.


Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                              SCOTT CITY CELL SITE
                     LATITUDE 38 36 08; LONGITUDE 100 54 20


Cell Site Bldg.                                1
Cell Site                                      1
Expansion Rack                                 1
Voice Channels                                15
Power Supply                                   1
Cellular Antennas                              3
Ant Coax                                   1,323 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                               ULYSSES CELL SITE
                     LATITUDE 37 34 32; LONGITUDE 101 19 10


Cell Site Bldg.                            1
D-200                                      1
Cell Site                                  1
Expansion Rack                             2
Voice Channels                            22
Power Supply                               1
Microwave 800                              1
Grid Dish 8"                               1
Dish Coax                                180 ft.
Cell Ant                                   3
Ant Coax                               1,221 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                             GARDEN CITY CELL SITE
                     LATITUDE 37 59 35; LONGITUDE 100 54 04


Cell Site Bldg.                 1
Cell Site                       1
Expansion Rack                  2
Voice Channels                 23
Power Supply                    1
Cellular Antennas               3
Ant Coax                      894 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                               LIBERAL CELL SITE
                     LATITUDE 37 04 38; LONGITUDE 100 50 35


Cell Site Bldg.                                1
Cell Site                                      1
Expansion Rack                                 2
Voice Channels                                21
Power Supply                                   1
Cellular Antennas                              3
Antenna Coax                               1,221 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                               STOCKTON CELL SITE
                     LATITUDE 39 26 56; LONGITUDE 099 16 18


Cell Site Bldg.                                1
Cell Site                                      1
Voice Channels                                 7
Power Supply                                   1
Microwave 800                                  1
Grid Dish 10"                                  1
Dish Coax                                    392 ft.
Cellular Antennas                              3
Ant Coax                                   1,011 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                              NESS CITY CELL SITE
                     LATITUDE 38 26 44; LONGITUDE 99 52 32



Repeaters                                  1
Grid Dish 6"                               1
Dish Coax                                336 ft.
Cellular Antennas                          2
Ant Coax                                 784 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                                GUYMON CELL SITE
                     LATITUDE 36 40 26; LONGITUDE 101 28 09



Repeaters                                1
Grid Dish 6"                             1
Dish Coax                              170 ft.
Cellular Antennas                        2
Ant Coax                               814 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                               COPELAND CELL SITE
                     LATITUDE 37 30 10; LONGITUDE 100 34 22


Repeaters                                  1
Repeater Exp.                              1
Grid Dish 6"                               1
Grid Dish 8"                               8
Dish Coax                                195 ft.
Cellular Antennas                          2
Ant Coax                                 748 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                               SYRACUSE CELL SITE
                     LATITUDE 38 10 24; LONGITUDE 101 45 38


Repeaters                                1
Repeater Exp.                            1
Grid Dish 6"                             1
Dish Coax                              390 ft.
Cellular Antenna                         2
Ant Coax                               854 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                               HUGOTON CELL SITE
                     LATITUDE 37 11 32; LONGITUDE 101 19 37


Cell Site Bldg.                                1
Cell Site                                      1
Expansion Rack                                 1
Voice Channels                                15
Power Supply                                   1
Microwave 800                                  1
Grid Dish 10"                                  1
Dish Coax                                    180 ft.
Cellular Antennas                              3
Antenna Coax                               1,485 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                               RUSSELL CELL SITE
                     LATITUDE 38 53 36; LONGITUDE 98 54 02



Cell Site Building                             1
Cell Site                                      1
Voice Channels                                 7
Power Supply                                   1
Microwave Radio                                2
Grid Dish 10'                                  2
Dish Coax                                    500 ft.
Cellular Antennas                              3
Antenna Coax                                1230 ft.
Battery Back Up                                1





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                               GRINNEL CELL SITE
                     LATITUDE 39 09 20; LONGITUDE 100 40 21



Cell Site Bldg.                              1
Cell Site                                    1
Voice Channels                               7
Power Supply                                 1
Microwave Radio                              1
Grid Dish 10'                                1
Dish Coax                                  180 ft.
Cellular Antennas                            3
Tower                                        1
Antenna Coax                              1230 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                             ST. FRANCIS CELL SITE
                     LATITUDE 39 44 03; LONGITUDE 101 40 19



Repeater                                   1
Grid Dish 6'                               1
Dish Coax                                120 ft.
Cellular Antennas                          2
Ant Coax                                 880 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                                ATWOOD CELL SITE
                     LATITUDE 39 44 42; LONGITUDE 101 01 32




Repeater                                   1
Grid Dish                                  1
Dish Coax                                160 ft.
Cellular Antennas                          2
Ant Coax                                 820'





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                               OBERLIN CELL SITE
                     LATITUDE 39 44 26; LONGITUDE 100 27 11



Repeater                                   1
Grid Dish 6'                               1
Dish Coax                                335 ft.
Cellular Antennas                          2
Ant Coax                                 820 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                                NORTON CELL SITE
                     LATITUDE 39 46 13; LONGITUDE 099 50 10




Cell Site Bldg.                              1
Cell Site                                    1
Voice Channels                               7
Power Supply                                 1
Cellular Antennas                            3
Ant Coax                                  1230 ft.





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                               HAYS (VINE) OFFICE
                                2000 VINE STREET
                                    HAYS, KS



Desk                                     6
Swivel Desk Chair                        5
Side Chair                               6
Computer                                 1
Printer                                  1
Printer Stand                            1
Fax                                      1
Paper Shredder                           1
Copier                                   1
File Cabinet                             6
Bookcase                                 3
Metal Shelves                            8
Refrigerator                             1
Phone System                             1
Phone Handsets                           6
Vacuum Sweeper                           1
Stereo Cassette Player                   1
Typewriter                               1
Billboard                                1
Illuminated Sign                         1

                                  SCHEDULE 1.1
                            HAYS (WEST 11TH) OFFICE
                               224 W. 11TH STREET
                                    HAYS, KS


Desk                                     3
Credenza                                 1
Swivel Desk Chair                        2*
Side Chair                               6
Computer                                10 - 1 without monitor
Printer                                  3
Printer Stand                            1
Fax                                      1
Paper Shredder                           1
Copier                                   1
File Cabinet                             4
Bookcase                                 1
Metal Shelves                            5
Pictures                                 1
Refrigerator                             1
Microwave  Oven                          1
Conference Room Table                    1
Conference Room Chair                    6
Television                               1
VCR                                      1
Stereo                                   1
Phone System                             1
Phone Handsets                          15
Vacuum Sweeper                           1
D-200                                    1
D-400                                    1
Cell  Site                               1
Expansion Rack                           1
Voice Channels                          12
Repeaters                                0
Grid Dish 4'                             2
Grid Dish 6'                             0
Dish  Coax                             600 ft.
Cellular Antennas                        5
Antenna Coax                          1000 ft.




*Ergonomic desk chair                    1





Note: There are enough voice channel components to fully populate all available RF racks - any discrepancy is a matter of "in transit, to/from or in for repair".

                                  SCHEDULE 1.1
                               GREAT BEND OFFICE
                              2110 E. 10TH STREET
                                 GREAT BEND, KS


Desk                                     3
Swivel Desk Chair                        4
Side Chair                               3
Computer                                 1
Printer                                  1
Printer Stand                            1
Fax                                      1
Paper Shredder                           1
Copier                                   1
File Cabinet                             4
Bookcase                                 2
Refrigerator                             1
Phone System                             1
Phone Handsets                           4
Illuminated Sign                         1

                                  SCHEDULE 1.1
                               GARDEN CITY OFFICE
                            401 N. CAMPUS, SUITE 101
                                GARDEN CITY, KS



Desk                             4
Swivel Desk Chair                3
Side Chair                       4
Computer                         2
Printer                          1
Printer Stand                    1
Fax                              1
Paper Shredder                   1
Copier                           1
File Cabinet                     5
Metal Shelves                    1
Refrigerator                     1
Phone System                     1
Phone Handsets                   3
Illuminated Sign                 1

                                  SCHEDULE 1.1
                               DODGE CITY OFFICE
                          1509 W. WYATT EARP, SUITE 2
                                 DODGE CITY, KS



Desk                             5
Swivel Desk Chair                4
Side Chair                       2
Computer                         2
Printer                          1
Printer Stand                    1
Fax                              1
Paper Shredder                   1
Copier                           1
File Cabinet                     3
Metal Shelves                    1
Refrigerator                     1
Phone System                     1
Phone Handsets                   4

                                  SCHEDULE 1.1
                                 LIBERAL OFFICE
                                 192 W. PANCAKE
                                  LIBERAL, KS


Desk                                       3
Swivel Desk Chair                          3
Side Chair                                 8
Computer                                   1
Printer                                    1
Printer Stand                              1
Fax                                        1
Paper Shredder                             1
Copier                                     1
File Cabinet                               6
Metal Shelves                              1
Refrigerator                               1
Phone System                               1
Phone Handsets                             4
Vacuum Sweeper                             1
Illuminated Sign                           1

MISCELLCO COMMUNICATIONS, INC.
SCHEDULE OF VEHICLES
OCTOBER 21, 1994


                                     REGISTERED IN
   VEHICLE                            CITY/COUNTY                             DRIVER                                 VIN
----------------------------------------------------------------------------------------------------------------------------------
1989 Olds 98                     Hays, Ellis Co.                            Steve Cecil                         1G3CW54C9K4309040
1992 Ford F150 4x4 Pick Up       Hays, Ellis Co.                            Scott Princ                         1FTEX14N1NKA41603
1992 Toyota 4x4 Pick Up          Dodge City, Ford Co.                       Cliff Gallington                    4TARN01P1NZ020101
1993 Toyota 4x4 Pick Up          Garden City, Finney Co.                    Carl Smith                          4TARN01PXPZ098931
1994 Chevy Suburban              Hays, Ellis Co.                            Pat Leihy                           IGNFK16K5RJ377800
1994 Ford Escort                 Hays, Ellis Co.                            Chris Appelhans                     IFARP15J9RW251108
1994 Ford Escort Wagon           Garden City, Finney Co.                    Roger Nash                          1FARP15J3RW105786

1988 Chevy Pick Up               Dodge City, Ford Co.                       Scott Rohleder (Hays)               IGCDC14H3JZ154617
1990 Helder Trailer              Hays, Ellis Co.                            N/A                                 1H9TU42A2L1033590
1991 LM 16' Flatbed Trailer      Hays, Ellis Co.                            N/A                                 91LM0075

                         TEST EQUIPMENT AND TOOL ASSETS





Triplett 5OOOE w/case & accessories                              3
Fluke Multimeter                                                 6
Bird 43 Watt Meter w/case & Elements                             6
25 W 50 Ohm load                                                 1
100 W 50 Ohm load                                                1
Marconi 2955A w/2957 Option                                      1
Exbert T1 Tester                                                 1
Hats II - Tone Generator                                         1
IFR 1200S                                                        1
Miscellaneous Tools                                              1

Equipment Rental (Mississippi)

Location           Description                   Lessor
--------           -----------                   ------
Ridgeland          Canon Copier                  General Electric
                                                   Capital
Jackson            Postage Meter                 Pitney Bowes
Jackson            Mailing machine               Pitney Bowes
Ridgeland          2-Fuji Fax                    General Electric
                                                   Capital
Jackson            Fuji DEX760 Fax               General Electric
                                                   Capital
Jackson            Canon Copier                  Alco Capital
Jackson            7406+ Phone Sys.              AT&T

                                  SCHEDULE 1.1
                                  SPARE PARTS



All Plexys spare parts and equipment.

                                SCHEDULE 1.1(b)



                      Excluded Items of Personal Property

                              EXCLUDED ASSETS --
                         MISCELLCO COMMUNICATION, INC.
                                  NORTH OFFICE


OWNED

1 CONFERENCE PHONE                                                                             WORK ROOM
2 2 DRAWER FIRE PROOF FILE CABINETS                                                            WORK ROOM
  MISCELLANEOUS MAGAZINES                                                                      WORK ROOM
  UPS AND FED EX MAILING MATERIALS                                                             WORK ROOM
  PAPER CUTER                                                                                  WORK ROOM
  BACK ISSUE MAGAZINES FOR REFERENCE MATERIAL                                                  WORK ROOM
  PLASTIC WASTE BASKETS                                                                        WORK ROOM
  MISCELLANEOUS FOOD ITEMS                                                                     WORK ROOM
  COFFEE MACHINE                                                                               WORK ROOM
2 FIVE SHELF METAL FILE                                                                        WORK ROOM
  FOLDER, ENVELOPE, PA TABLETS, POST IT NOTES AND MISC                                         WORK ROOM
1 WASTE BASKET                                                                                 LOBBY
  ROLLED UP MAPS                                                                               WORK ROOM
  PERSONAL BOXES                                                                               WORK ROOM
1 IBM LASER 4019 PRINTER                                                                       LOBBY
1 CREDENZA                                                                                     LOBBY
1 DELL PRECISION 486/25S AND ASSOCIATED SOFTWARE                                               LOBBY
  BULLETIN BOARD                                                                               WORK ROOM
1 XEROX 6010 MEMORYWRITER                                                                      LOBBY
1 FISHER FIRE EXTINGUISHER                                                                     WORK ROOM
  MISCELLANEOUS, HOLE AND LETTER SCALES                                                        WORK ROOM
1 IBICO BINDING MACHINE                                                                        WORK ROOM
1 4 FT. BOOK CASE WITH MISCELLANEOUS REFERENCE MATERIAL                                        WORK ROOM
1 SECRETARIAL DESK                                                                             LOBBY
2 (3) ATT SPEAKER PHONES - SINGLE LINE                                                         WORK ROOM
1 ROYAL 2100 PD CALCULATOR                                                                     LOBBY
1 CHAIR                                                                                        LOBBY
1 DROP LEAF END TABLE - STACY PERSONAL                                                         STACY'S OFFICE
  MISCELLANEOUS REFERENCE BOOKS                                                                LOBBY
  REFERENCE MATERIALS, ATLAS ETC.                                                              STACY'S OFFICE
1 SHREDDER - CROCODILE C-2000 CROSS CUT                                                        WORK ROOM
  MISCELLANEOUS PICTURES - STACY PERSONAL                                                      STACY'S OFFICE
1 LATERAL FILE CABINET                                                                         STACY'S OFFICE
1 CONFERENCE TABLE WITH 6 CHAIRS                                                               LOBBY
  HP 550C PRINTER
  EPSON 1500 PRINTER
  CTX COMPUTER, ASSOCIATED PERIPHERALS AND SOFTWARE
  STACY'S DESK AND MATCHING CREDENZA
  PS/2 COMPUTER AND PROPRINTER

                               EXCLUDED ASSETS --
                            MISCELLCO COMMUNICATIONS
                                    DOWNTOWN



Owned

1 2-drawer legal file cabinet putty color                               Room 4
1 chair lightweight with arms                                           Room 4
PS1 and associated software and peripheral including jet 4072           Room 4
1 lamp                                                                  Room 4
1 sec chair with arms                                                   Room 4
Refinished laminated sec desk                                           Room 4
Rolodex                                                                 Room 4
10 ft of grey partition                                                 Room 4
1 Sharp EL1197G calculator                                              Room 4
1 space heater                                                          Room 4
Desk organizer                                                          Room 4
Office suppli stamps    stickers                                        Room 4
1 EPS computer and assoc peripheral and software including exec         Room 4
Assoc reference materials                                               Room 4
1 upholstered arm chair                                                 Room 4
1 refrigerator                                                          Room 2
Printer stand                                                           Room 3
Canon 775 plain paper fax with stand - Rental                           Room 4
Sec desk of same type                                                   Room 4
1 Brother P Touch XL labeling system                                    Room 3
Xerox 6010 memory writer                                                Room 2
1 Epson DSX 8000 printer                                                Room 11
Materials ph etc.                                                       Room 2
1 lamp                                                                  Room 2
Misc food ite cups                                                      Room 2
1 waste basket                                                          Room 2
1 8 shelf open face filing shelf                                        Room 3
Canon MT21D adding machine                                              Room 3
1 IBM P2 2 Model 50C and associated peripherals                         Room 3
1 wooden sec desk with computer stand                                   Room 3
1 green lamp                                                            Room 3
1 paper cutter                                                          Room 2
Plant                                                                   Room 3
Picture of brandy snifter                                               Room 3
Stool                                                                   Room 3
Map stand with roll-up maps                                             Room 2
Office suppli etc.                                                      Room 5
EPS - PC and assoc peripheral including HP deskjet 500                  Room 5
1 Sharp EL 1197G calculator                                             Room 8
1 sec chair                                                             Room 8
1 KS map on wall                                                        Room 8
1 AT&T ASCII terminal                                                   Room 8

1 DTK computer and assoc peripherals and software                         Room 8
1 used exec desk                                                          Room 8
2 uphol arm chairs with a small marble top table                          Room 8
1 HP desk jet 310 printer                                                 Room 8
Trash can                                                                 Room 7
Elec pencil sharpener                                                     Room 7
1 Canon Bubble jet printer and associated office supplies                 Room 8
Set of four pictures of urns in the hallways                              Room 9
Several reams of paper                                                    Room 7
1 DTK perso exec jet 4072 printer on a lightweight metal Stand            Room 9
1 trash can                                                               Room 9
1 space heater                                                            Room 9
1 EL 1197G calculator                                                     Room 9
Reference materials                                                       Room 9
Picture of creek                                                          Room 9
Forest scene picture                                                      Room 9
1 sec desk w/matching credenza                                            Room 9
1 Laptop computer                                                         Room 9
Phone books                                                               Room 9
Envelopes  rubberbands                                                    Room 7
Office supplies                                                           Room 7
2 drawer fireproof file cabinet                                           Room 5
1 4001 shredding machine                                                  Room 5
1 EPS monitor (in box)                                                    Room 5
4 drawer fireproof file cab                                               Room 5
1 calculator                                                              Room 1
1 monitor for system 36                                                   Room 5
Desk top org etc.                                                         Room 5
Desk top org plant                                                        Room 6
1 Sentry fireproof lock box                                               Room 5
1 system 36 5363                                                          Room 5
Epson DFX 8000 matrix printer for bills                                   Room 5
1 Casio FR 5100 adding machine associated software manuals pri            Room 5
Bulletin board                                                            Room 6
Single line panasonic phone                                               Room 7
Trash can                                                                 Room 6
1EPS computer and associated peripheral including 1 IBM exec jet          Room 6
1 4 drawer lateral file cab                                               Room 6
1 IBM correcting selectric III                                            Room 6
1 Sharp el 1197 calculator                                                Room 6
1 space heater                                                            Room 6
Associated notebooks and reference materials                              Room 6
1 sec desk laminated refinished and chipped                               Room 6
1 report holder                                                           Room 6
1 uphol arm chair                                                         Room 6
1 Telular fixed cellular unit                                             Room 10
Notebooks a guides      etc.                                              Room 1
Misc maps                                                                 Room 1
1 exec desk and credenza
3-shelf bookcase

1 2-door storage cab
1 5-drawer lat cab
Several offic hanging fold report binders
Panasonic KXT 262424 printer
4 balloon pictures
1 5-drawer let size lat file cab
1 metal 2-drawer file cab letter size
Hole punche staplers    desk top organizer
1 inexpen metal chair
PS2 pers compu with IBM pro printer / Jim's house
Casio FR2650 calculator
PS1 personal compu and assoc per with action laser Epson 1500
1 waste basket
Hole punche stapler and associated office stuff
Lamp - fan
I gray sec w/armed sec chair
1 DTK computer and assoc peripheral
1 Texas Instruments T15033SB calculator
1 TV and VCR
Assoc desk top stuff
3-drawer let file cab
1 2-drawer inexpensive file cabinet
Desktop lamp
I sec desk with credenza
1 small stand
1 2-drawer cab
1 space heater
Desk top lamp
1 PS50 shredder (small)
1 sec chair w/arms
PS286 Computer
1 sharp EL1197G calculator
1 folding and banquet table
Uphol arm chair
4 leather chairs
Conference Table
1 stereo
1 sec chair w/arms
Boxes of old records
DTC pers computer and assoc peripheral
1 4-foot partition
1 sm exec desk with credenza
1 Epson DFX8000 printer
1 4-drawer file cab letter size
1 sec chair w/o arms
Hole punch tape stapler
Organizers
Envelopes and office supplies
10 feet of gray partition
2-drawer file cab

2 lap top computers
1 quail picture
1 sharp calculator
I desk jet 550C
1 PS2 pers compu and assoc per and software
1 8-shelf cabinet for bill history
5-drawer lat cab
1 refinished gray sec desk
1 5-draw lat file cab
5-drawer lat cab
Office suppli file folders     staples      etc.
Rolling report stand
2 dictaphones
Fan                                                                                       Room 1
1 executive desk with credenza                                                            Room 1
File cabinet                                                                              Room 1
Arm swivel tilt chair                                                                     Room 1
DTK computer and associated peripheral and software                                       Room 1
Sharp CS 2850 Calculator                                                                  Room 1
Desk jet 560C                                                                             Room 1
Desk top lamp and organizer
1 armless sec chair
1 plant stand
1 Remington Buffalo Horse
2 folding metal chairs
Map
I DTK personal computer and associated peripheral
1 rolling report holder
2 monitor and stand
HRPL 1197G calculator
Table and upholstered chair
1 picture on wall
Canon ES 32 lightweight personal typewriter
1 Texas Instrument TI50332 calculator
Misc. supplies
2 drawer file cab let size

                               SCHEDULE 1.2(a)(1)



                            Deposit Escrow Agreement

                            DEPOSIT ESCROW AGREEMENT

         This Escrow Agreement (the "Escrow Agreement") is entered into as of November 9, 1994 by and among MERCURY, INC., a Louisiana corporation ("Buyer"), MISCELLCO COMMUNICATIONS, INC., a Mississippi corporation ("Seller"), and THE CALCASIEU MARINE NATIONAL BANK OF LAKE CHARLES of Lake Charles, Louisiana (the "Escrow Agent").

         WHEREAS, Seller and Buyer have entered into that certain Asset Purchase Agreement dated as of November 9, 1994 (the "Purchase Agreement"), wherein Seller has agreed to sell to Buyer the Assets (as defined therein), a copy of which Purchase Agreement has been furnished to the Escrow Agent; and

         WHEREAS, Buyer has agreed to deposit with the Escrow Agent the sum of One Million Seven Hundred Twenty Three Thousand Eight Hundred Forty and No/100 ($1,723,840.00) Dollars, as security for the performance of the obligations of Buyer under the Purchase Agreement;

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Appointment of Escrow Agent. Buyer and Seller designate and appoint the Escrow Agent to act as escrow agent hereunder and the Escrow Agent accepts such appointment on the terms and conditions hereinafter set forth.

         2. Deposit of Funds with Escrow Agent. Simultaneously with the execution of this Escrow Agreement by Buyer, Seller and the Escrow Agent, Buyer has deposited with the Escrow Agent as security for the performance of its obligations under the Purchase Agreement, the sum of One Million Seven Hundred Twenty Three Thousand Eight Hundred Forty and No/100 ($1,723,840.00) Dollars. Such amount, together with the earnings thereon from time to time held by the Escrow Agent are herein called the "Escrow Funds". The Escrow Agent hereby agrees to invest the Escrow Funds in the investments listed in Attachment One.

         3.      Delivery of the Escrow Funds.

                 (a)     It is the understanding of Seller and Buyer that
(i) if the purchase of the Assets by Buyer from Seller is consummated, Seller and Buyer will instruct the Escrow Agent to wire the Escrow Funds to Seller at the Closing under the Purchase Agreement with the Escrow Funds being applied to the Purchase Price then payable, (ii) if the purchase of the Assets by Buyer from Seller is not consummated either because of the default of Seller or the termination of Purchase Agreement by Buyer pursuant to the terms thereof at a time when Buyer is not in default thereunder, the Escrow Funds shall be delivered to Buyer, and (iii) if the purchase of the Assets by Buyer from Seller is not consummated because of the default of Buyer, the Escrow Funds shall be delivered to Seller.

                 (b) The Escrow Agent shall have no responsibility for determining which of Buyer or Seller is entitled to the Escrow Funds but shall deliver the Escrow Funds in accordance with joint written instructions of Seller and Buyer or a final court order.

                 (c) Notwithstanding any other provision of this Escrow Agreement, in the event the Escrow Agent has not distributed the Escrow Funds by September 15, 1995 or at any time thereafter, the Escrow Agent shall be entitled, at its election and after ten (10) days' written notice to Seller and Buyer, to tender the Escrow Funds into the registry or custody of any court of competent jurisdiction the Escrow Agent may deem appropriate, and thereupon the Escrow Agent shall be discharged from all further duties and liabilities under this Escrow Agreement with respect to the Escrow Funds, unless, prior to the expiration of such ten (10) day period, Seller and Buyer by written direction instruct the Escrow Agent to transfer the Escrow Funds to a successor to the Escrow Agent, in which case the Escrow Agent shall transfer the Escrow Funds to such successor. If the Escrow Agent should receive or become aware of any conflicting demands or claims with respect to the Escrow Funds or the rights of any of the parties hereto, the Escrow Agent shall have the right in its sole discretion, without liability for interest or damages, to discontinue any or all further acts on its part until such conflict is resolved to its satisfaction and/or to commence or defend any action or proceeding for the determination of such conflict.

         4. Responsibility of Escrow Agent. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely on and shall be protected in acting or refraining from acting on any instrument believed by it to be genuine and to have been signed or presented by Buyer and Seller. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized herein. The Escrow Agent shall not be subject to, nor be under any obligation to ascertain or construe the terms and conditions of any other instrument, whether or not now or hereafter deposited with or delivered to the Escrow Agent or referred to in the escrow instructions, nor shall the Escrow Agent be obliged to inquire as to the form, execution, sufficiency or validity of any such instrument nor to inquire as to the identity, authority, or rights of the person or persons executing or delivering the same.

                 The Escrow Agent shall not be liable for any act performed by it or any omission by it or pursuant to the terms of this Agreement unless such act is done in bad faith, or the Escrow Agent is grossly negligent in the performance thereof. Any act done or omitted by the Escrow Agent pursuant to the advice of its attorneys shall be deemed conclusively to have been performed or omitted in good faith by the Escrow Agent.

         5. Escrow Agent Expenses. Any fees and out of pocket costs and expenses, including attorneys' fees, incurred by the Escrow Agent in connection with the provisions of this Agreement shall be borne one-half by Buyer and one-half by Seller.

         6. Notices. All notices, certificates, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if mailed, by certified mail, first class postage prepaid, or delivered personally, or sent by telecopier:

         If to Seller:

         Miscellco Communications, Inc.
         Suite 125
         Eastover Bank Building
         125 North Congress
         Jackson, Mississippi 39201
         Attention: J. Stacy Davidson
         Telephone: (601) 948-1212
         Facsimile: (601) 948-1211

         with a copy to:

         Lukas, McGowan, Nace & Gutierrez, Chartered
         1111 Nineteenth Street, N.W., Suite 1200
         Washington, D.C. 20036
         Attention:  Thomas Gutierrez, Esquire
         Telephone: (202) 857-3500
         Facsimile: (202) 842-4485

         If to Buyer:

         Mercury, Inc.
         CM Tower, Suite 1495
         One Lakeshore Drive
         Lake Charles, LA 70629
         Attention:  Robert Piper
         Telephone: (318) 436-9000
         Facsimile: (318) 439-0769

         with a copy to:

         Thomas G. Henning, Esquire
         101 East Thomas Street
         Sulphur, LA 70663
         Telephone: (318) 436-9000
         Facsimile: (318) 433-0587

         If to the Escrow Agent:

         The Calcasieu Marine National Bank of Lake Charles
         CM Tower
         One Lakeshore Drive
         Lake Charles, LA  70601
         Attention:  Trust Department

or to such other address or addresses as may hereafter be specified by notice given by any of the above to the others.

Notices given by overnight delivery shall be effective when received. Notices delivered in person shall be effective upon delivery. Notices given by telecopier shall be effective when transmitted provided telecopier notice is confirmed by telephone and is transmitted on a business day during regular business hours. All notices sent via telecopier shall be followed up by the delivery of originally executed copies of such notice to the pertinent party within five
(5) business days.

         7. Indemnification. Buyer and Seller shall indemnify, defend and hold the Escrow Agent harmless from and against any claim, demand, damage, loss, expense, obligation or liability which arises from or relates to the Escrow Agent's execution or performance of this Escrow Agreement and to pay to the Escrow Agent on demand the amount of all such costs, damages, judgments, attorney's fees, expenses, obligations, and liabilities; provided, however, that such indemnification shall not cover any act or omission of the Escrow Agent which constitutes gross negligence or willful misconduct.

         8. Counterparts. This Escrow Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         9. Governing Law. The validity and effectiveness of this Escrow Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Louisiana without giving effect to the provisions, policies, or principles thereof relating to choice or conflict of laws.

         10. Amendment. This Escrow Agreement may only be amended or modified by an instrument executed by the parties hereto.

         11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto or to their respective successors and assigns. Nothing contained herein is intended to confer upon any person other than the parties hereto and their respective successors and assigns as aforesaid, any rights or remedies under or by reason of this Escrow Agreement.

         12. Interpretation. Captions herein are inserted for convenience of reference only and are not intended to be part of or to affect the meanings or interpretation of this Escrow Agreement. All capitalized terms used herein shall have the meaning ascribed to them in the Purchase Agreement, unless otherwise defined herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed as of the day and year first above written.

MERCURY, INC.                                 MISCELLCO COMMUNICATIONS, INC.


By: [ILLEGIBLE]                               By:  [ILLEGIBLE]
    ------------------------------                 -----------------------------

THE CALCASIEU MARINE NATIONAL BANK OF LAKE CHARLES

BY: [ILLEGIBLE]
    ------------------------------
       ASSISTANT VICE PRESIDENT
           & TRUST OFFICER

                                  ATTACHMENT 1
                                       TO
                                ESCROW AGREEMENT


         Escrow Funds are to be invested in U.S. Treasury Bills not exceeding a maturity of 90 days.

         Funds are not so invested in U.S. Treasury Bills should be invested in a money market mutual fund consisting primarily of U.S. Treasury securities.

                            SCHEDULE 1.2(a)(2)(iii)

                          Subscriber Escrow Agreement

                          SUBSCRIBER ESCROW AGREEMENT

         This Escrow Agreement (the "Escrow Agreement") is entered into as of this ______ day of _________, 1995, by and among MERCURY CELLULAR OF KANSAS, INC., a Louisiana corporation ("Buyer"), MISCELLCO COMMUNICATIONS, INC., a Mississippi corporation ("Seller"), and THE CALCASIEU MARINE NATIONAL BANK OF LAKE CHARLES of Lake Charles, Louisiana (the "Escrow Agent").

         WHEREAS, Seller and Buyer have entered into that certain Asset Purchase Agreement dated as of November 9, 1994 (the "Agreement"), wherein Seller has agreed to sell to Buyer the Assets (as defined therein), a copy of which Agreement has been furnished to the Escrow Agent and to which the Escrow Agent is not a party and to the terms of which Escrow Agent is not bound, and

         WHEREAS, Section 1.2(a)(2)(iii) provides for the establishment of this Subscriber Escrow Agreement in the event that certain System Subscribers (as defined in the Agreement) have been on the System for less than ninety
(90) days or are not current within thirty (30) days as of Closing ("Escrow Subscribers");

         NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Appointment of Escrow Agent. Buyer and Seller designate and appoint the Escrow Agent to act as escrow agent hereunder and the Escrow Agent accepts such appointment on the terms and conditions hereinafter set forth.

         2. Deposit of Funds with Escrow Agent. Simultaneously with the execution of this Escrow Agreement by Buyer, Seller and the Escrow Agent, Buyer has deposited with the Escrow Agent as security for the performance of its obligations under Section 1.2(a)(2)(iii) of the Agreement, the sum of _____________________ ($____________) Dollars. Such amount, together with the earnings thereon from time to time held by the Escrow Agent are herein called the Escrow Funds. The Escrow Agent hereby agrees to invest the Escrow Funds in the investments listed in Attachment One.

         3.      Delivery of the Escrow Funds.

                 (a) Upon the joint written request of Buyer and Seller to Escrow Agent, distributions as hereinafter provided shall be made on the fifteenth and last day of each calendar month except where such days are legal holidays, in which case distributions shall be made on the next business day (each a "Distribution Date"). Distributions in the amount of $200 or $275 (as the case may be) shall be made for each Subscriber, other than those for which such distributions shall have already been made, who are current within 30 days and have been on the System for at least 90 days, both as calculated on each Distribution Date. Moreover, on the 120th day following Closing, upon joint written request by

Seller and Buyer, Escrow Agent shall (i) distribute to Seller $200 or $275 (as the case may be) per Escrow Subscriber remaining on the System as of that date for which a distribution has not yet been forthcoming and due; (ii) distribute the remainder of the principal portion of the Escrow Funds to Buyer; and (iii) distribute interest to Seller and Buyer attributable to their respective principal distributions as prescribed in such joint request.

                 (b) The Escrow Agent shall have no responsibility for determining which of Buyer or Seller is entitled to the Escrow Funds but shall deliver the Escrow Funds in accordance with joint written instructions of Seller and Buyer or a final court order.

                 (c) Notwithstanding any other provision of this Escrow Agreement, in the event the Escrow Agent has not distributed the Escrow Funds by September 15, 1995 or at any time thereafter, the Escrow Agent shall be entitled, at its election and after ten (10) days' written notice to Seller and Buyer, to tender the Escrow Funds into the registry or custody of any court of competent jurisdiction the Escrow Agent may deem appropriate, and thereupon the Escrow Agent shall be discharged from all further duties and liabilities under this Escrow Agreement with respect to the Escrow Funds, unless, prior to the expiration of such ten (10) day period, Seller and Buyer by written direction instruct the Escrow Agent to transfer the Escrow Funds to a successor to the Escrow Agent, in which case the Escrow Agent shall transfer the Escrow Funds to such successor. If the Escrow Agent should receive or become aware of any conflicting demands or claims with respect to the Escrow Funds or the rights of any of the parties hereto, the Escrow Agent shall have the right in its sole discretion, without liability for interest or damages, to discontinue any or all further acts on its part until such conflict is resolved to its satisfaction and/or to commence or defend any action or proceeding for the determination of such conflict.

         4. Responsibility of Escrow Agent. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely on and shall be protected in acting or refraining from acting on any instrument believed by it to be genuine and to have been signed or presented by Buyer and Seller. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized herein. The Escrow Agent shall not be subject to, nor be under any obligation to ascertain or construe the terms and conditions of any other instrument, whether or not now or hereafter deposited with or delivered to the Escrow Agent or referred to in the escrow instructions, nor shall the Escrow Agent be obliged to inquire as to the form, execution, sufficiency or validity of any such instrument nor to inquire as to the identity, authority, or rights of the person or persons executing or delivering the same.

           The Escrow Agent shall not be liable for any act performed by it or any omission by it or pursuant to the terms of this Agreement unless such act is done in bad faith, or the Escrow Agent is grossly negligent in the performance thereof. Any act done or omitted by the Escrow Agent pursuant to the advice of its attorneys shall be deemed conclusively to have been performed or omitted in good faith by the Escrow Agent.

         5. Escrow Agent Expenses. Any fees and out of pocket costs and expenses, including attorneys' fees, incurred by the Escrow Agent in connection with the provisions of this Agreement shall be borne one-half by Buyer and one-half by Seller.

         6. Notices. All notices, certificates, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if mailed, by certified mail, first class postage prepaid, or delivered personally, or sent by telecopier:

                 If to Seller:

                 Miscellco Communications, Inc.
                 Suite 125
                 Eastover Bank Building
                 125 North Congress
                 Jackson, Mississippi 39201
                 Attention: J. Stacy Davidson
                 Telephone: (601) 948-1212
                 Facsimile: (601) 948-1211

                 with a copy to:

                 Lukas, McGowan, Nace & Gutierrez, Chartered
                 1111 Nineteenth Street, N.W., Suite 1200
                 Washington, D.C. 20036
                 Attention: Thomas Gutierrez, Esquire
                 Telephone: (202) 857-3500
                 Facsimile: (202) 842-4485

                 If to Buyer:

                 Mercury Cellular of Kansas, Inc.
                 CM Tower, Suite 1495
                 One Lakeshore Drive
                 Lake Charles, LA 70629
                 Attention: Robert Piper
                 Telephone: (318) 436-9000
                 Facsimile: (318) 439-0769
                 with a copy to:

                 Thomas G. Henning, Esquire
                 101 East Thomas Street
                 Sulphur, LA 70663
                 Telephone: (318) 436-9000
                 Facsimile: (318) 433-0587

                 If to the Escrow Agent:

                 The Calcasieu Marine National Bank of Lake Charles
                 CM Tower
                 One Lakeshore Drive
                 Lake Charles, LA 70601
                 Attention: Trust Department

or to such other address or addresses as may hereafter be specified by notice given by any of the above to the others.

           Notices given by overnight delivery shall be effective when received. Notices delivered in person shall be effective upon delivery. Notices given by telecopier shall be effective when transmitted provided telecopier notice is confirmed by telephone and is transmitted on a business day during regular business hours. All notices sent via telecopier should be followed up by the delivery of originally executed copies of such notices to the pertinent party within five (5) business days.

         7. Indemnification. Buyer and Seller shall indemnify, defend and hold the Escrow Agent harmless from and against any claim, demand, damage, loss, expense, obligation or liability which arises from or relates to the Escrow Agent's execution or performance of this Escrow Agreement and to pay to the Escrow Agent on demand the amount of all such costs, damages, judgments, attorney's fees, expenses, obligations, and liabilities; provided, however, that such indemnification shall not cover any act or omission of the Escrow Agent which constitutes gross negligence or willful misconduct.

         8. Counterparts. This Escrow Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         9. Governing Law. The validity and effectiveness of this Escrow Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Louisiana without giving effect to the provisions, policies or principles thereof relating to choice or conflict of laws.

          10. Amendment. This Escrow Agreement may only be amended or modified by an instrument executed by the parties hereto.

          11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto or to their respective
successors and assigns.   Nothing contained herein is intended to confer upon
any person other than the parties hereto and their respective successors and assigns as aforesaid, any rights or remedies under or by reason of this Escrow Agreement.

          12. Interpretation. Captions herein are inserted for convenience of reference only and are not intended to be part of or to affect the meanings or interpretation of this Escrow Agreement. All capitalized terms used herein shall have the meaning ascribed to them in the Purchase Agreement, unless otherwise defined herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed as of the day and year first above written.



MERCURY CELLULAR OF KANSAS, INC.       MISCELLCO COMMUNICATIONS, INC.



By:                                    By:
   ---------------------------------      ----------------------------------


THE CALCASIEU MARINE NATIONAL BANK OF LAKE CHARLES


By:
   ---------------------------------
      ASSISTANT VICE PRESIDENT
         & TRUST OFFICER

                                  ATTACHMENT 1
                                       TO
                                ESCROW AGREEMENT

         Escrow Funds are to be invested in U.S. Treasury Bills not exceeding a maturity of 90 days.

         Funds not so invested in U.S. Treasury Bills should be invested in a money market mutual fund consisting primarily of U.S. Treasury securities.

                               SCHEDULE 1.2(a)(3)

                           Payables Escrow Agreement

                           PAYABLES ESCROW AGREEMENT

         This Escrow Agreement (the "Payables Escrow Agreement") is
entered into as of this      day of   , 1995, by and among MERCURY CELLULAR
OF KANSAS, INC., a Louisiana corporation ("Buyer"), MISCELLCO COMMUNICATIONS, INC., a Mississippi corporation ("Seller"), and THE CALCASIEU MARINE NATIONAL BANK OF LAKE CHARLES of Lake Charles, Louisiana (the "Escrow Agent").

         WHEREAS, Seller and Buyer have entered into that certain Asset Purchase Agreement dated as of November 9, 1994 (the "Agreement") , wherein Seller has agreed to sell to Buyer the Assets (as defined therein) , a copy of which Agreement has been furnished to the Escrow Agent and to which the Escrow Agent is not a party and to the terms of which the Escrow Agent is not bound; and

         WHEREAS, Section 1.2(a)(3) provides for the establishment of this Payables Escrow Agreement in order to assure that sufficient funds are available to make payment on all System Accounts Payable (Trade and Advanced Billings and Customer Deposits) and all payables or other obligations attributable to the cost of the System build-out required by Section 5.14 not paid as of Closing;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Appointment of Escrow Agent. Buyer and Seller designate and appoint the Escrow Agent to act as escrow agent hereunder and the Escrow Agent accepts such appointment on the terms and conditions hereinafter set forth.

         2. Deposit of Funds with Escrow Agent. Simultaneously with the execution of this Escrow Agreement by Buyer, Seller and the Escrow Agent, Buyer has deposited with the Escrow Agent as security for the performance of its obligations under Section 1.2(a)(3) of the Agreement, the sum of Two Hundred Thousand ($200,000.00) Dollars. Such amount, together with the earnings thereon from time to time held by the Escrow Agent are herein called the Escrow Funds. The Escrow Agent hereby agrees to invest the Escrow Funds in the investments listed in Attachment One.

         3.      Delivery of the Escrow Funds.

                 (a) Distributions shall be made upon the joint written request of Buyer and Seller (a) as necessary and appropriate to assure timely payment of all payables or other obligations as described in Section 2 above and (b) to Seller on the seventy-fifth (75th) day following Closing, except to the extent that any such identified payables or other obligations remain.

                (b) The Escrow Agent shall have no responsibility for determining which of Buyer or Seller is entitled to the Escrow Funds but shall deliver the Escrow Funds in accordance with joint written instructions of Seller and Buyer or a final court order.

                (c) Notwithstanding any other provision of this Escrow Agreement, in the event the Escrow Agent has not distributed the Escrow Funds by September 15, 1995 or at any time thereafter, the Escrow Agent shall be entitled, at its election and after ten (10) days' written notice to Seller and Buyer, to tender the Escrow Funds into the registry or custody of any court of competent jurisdiction the Escrow Agent may deem appropriate, and thereupon the Escrow Agent shall be discharged from all further duties and liabilities under this Escrow Agreement with respect to the Escrow Funds, unless, prior to the expiration of such ten (10) day period, Seller and Buyer by written direction instruct the Escrow Agent to transfer the Escrow Funds to a successor to the Escrow Agent, in which case the Escrow Agent shall transfer the Escrow Funds to such successor. If the Escrow Agent should receive or become aware of any conflicting demands or claims with respect to the Escrow Funds or the rights of any of the parties hereto, the Escrow Agent shall have the right in its sole discretion, without liability for interest or damages, to discontinue any or all further acts on its part until such conflict is resolved to its satisfaction and/or to commence or defend any action or proceeding for the determination of such conflict.

         4. Responsibility of Escrow Agent. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely on and shall be protected in acting or refraining from acting on any instrument believed by it to be genuine and to have been signed or presented by Buyer and Seller. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized herein. The Escrow Agent shall not be subject to, nor be under any obligation to ascertain or construe the terms and conditions of any other instrument, whether or not now or hereafter deposited with or delivered to the Escrow Agent or referred to in the escrow instructions, nor shall the Escrow Agent be obliged to inquire as to the form, execution, sufficiency or validity of any such instrument nor to inquire as to the identity, authority, or rights of the person or persons executing or delivering the same.

                The Escrow Agent shall not be liable for any act performed by it or any omission by it or pursuant to the terms of this Agreement unless such act is done in bad faith, or the Escrow Agent is grossly negligent in the performance thereof. Any act done or omitted by the Escrow Agent pursuant to the advice of its attorneys shall be deemed conclusively to have been performed or omitted in good faith by the Escrow Agent.

         5. Escrow Agent Expenses. Any fees and out of pocket costs and expenses, including attorneys, fees, incurred by the Escrow Agent in connection with the provisions of this Agreement shall be borne one-half by Buyer and one-half by Seller.

         6. Notices. All notices, certificates, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if mailed, by certified mail, first class postage prepaid, or delivered personally, or sent by telecopier:

                 If to Seller:

                 Miscellco Communications, Inc.
                 Suite 125
                 Eastover Bank Building
                 125 North Congress
                 Jackson, Mississippi 39201
                 Attention: J. Stacy Davidson
                 Telephone: (601) 948-1212
                 Facsimile: (601) 948-1211

                 with a copy to:

                 Lukas, McGowan, Nace & Gutierrez, Chartered
                 1111 Nineteenth Street, N.W., Suite 1200
                 Washington, D.C. 20036
                 Attention: Thomas Gutierrez, Esquire
                 Telephone: (202) 857-3500
                 Facsimile: (202) 842-4485

                 If to Buyer:

                 Mercury Cellular of Kansas, Inc.
                 CM Tower, Suite 1495
                 One Lakeshore Drive
                 Lake Charles, LA 70629
                 Attention: Robert Piper
                 Telephone: (318) 436-9000
                 Facsimile: (318) 439-0769

                 with a copy to:

                 Thomas G. Henning, Esquire
                 101 East Thomas Street
                 Sulphur, LA 70663
                 Telephone: (318) 436-9000
                 Facsimile: (318) 433-0587

                 If to the Escrow Agent:

                 The Calcasieu Marine National Bank of Lake Charles
                 CM Tower
                 One Lakeshore Drive
                 Lake Charles, LA 70601
                 Attention: Trust Department

or to such other address or addresses as may hereafter be specified by notice given by any of the above to the others.

                 Notices given by overnight delivery shall be effective when received. Notices delivered in person shall be effective upon delivery. Notices given by telecopier shall be effective when transmitted provided telecopier notice is confirmed by telephone and is transmitted on a business day during regular business hours. All notices sent via telecopier should be followed up by the delivery of originally executed copies of such notices to the pertinent party within five (5) business days.

         7. Indemnification. Buyer and Seller shall indemnify, defend and hold the Escrow Agent harmless from and against any claim, demand, damage, loss, expense, obligation or liability which arises from or relates to the Escrow Agent's execution or performance of this Escrow Agreement and to pay to the Escrow Agent on demand the amount of all such costs, damages, judgments, attorney's fees, expenses, obligations, and liabilities; provided, however, that such indemnification shall not cover any act or omission of the Escrow Agent which constitutes gross negligence or willful misconduct.

         8. Counterparts. This Escrow Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         9. Governing Law. The validity and effectiveness of this Escrow Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Louisiana without giving effect to the provisions, policies or principles thereof relating to choice or conflict of laws.

        10. Amendment. This Escrow Agreement may only be amended or modified by an instrument executed by the parties hereto.

        11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto or to their respective successors and assigns. Nothing contained herein is intended to confer upon any person other than the parties hereto and their respective successors and assigns as aforesaid, any rights or remedies under or by reason of this Escrow Agreement.

          12. Interpretation. Captions herein are inserted for convenience of reference only and are not intended to be part of or to affect the meanings or interpretation of this Escrow Agreement. All capitalized terms used herein shall have the meaning ascribed to them in the Purchase Agreement, unless otherwise defined herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed as of the day and year first above written.


MERCURY CELLULAR OF KANSAS, INC.        MISCELLCO COMMUNICATIONS, INC.



By:                                     By:
   -----------------------------           ---------------------------



THE CALCASIEU MARINE NATIONAL BANK OF LAKE CHARLES

By:
   ----------------------------------
      ASSISTANT VICE PRESIDENT
          & TRUST OFFICER

                                  ATTACHMENT 1
                                       TO
                                ESCROW AGREEMENT

         Escrow Funds are to be invested in U.S. Treasury Bills not exceeding a maturity of 90 days.

         Funds not so invested in U.S. Treasury Bills should be invested in a money market mutual fund consisting primarily of U.S. Treasury securities.

                               SCHEDULE 1.2(a)(5)


                        Balance Sheet Adjustment Formula

                                                             Schedule 1.2(a)(5)

                                 MERCURY, INC.
                          ACQUISITION OF KANSAS RSA'S

Pro Forma Purchase Price & Allocation at 9/30/94

Purchase price per asset
  Purchase Agreement                                                 $34,279,600

Adjustment to purchase price

  Accounts receivable             xxx,xxx
    trade

      AR discount rate
        (0-59 days, 98%)                       xxx,xxx
        (60-89 days, 75%)                      xxx,xxx

    Cost of Inventory (phone                   xxx,xxx
      equipment)

    Other assets - deposits                    xxx,xxx
                                               -------
                                                            xxx,xxx

    Accounts payable - trade                  (xxx,xxx)
    Accounts payable - advance                (xxx,xxx)
      billings

    Customer deposits                         (xxx,xxx)
                                              --------
                                                            xxx,xxx
                                                            -------
Net increase (decrease)                                                  xxx,xxx

Purchase Price (subject to
  adjustment for subscribers)                                        $xx,xxx,xxx
                                                                     -----------

                                  SCHEDULE 3.7

                              Seller's Litigation

                                     (None)

                                 SCHEDULE 3.10

                 Seller's Articles of Incorporation and Bylaws

                                                                          [SEAL]

                           ARTICLES OF INCORPORATION

                               Profit Corporation

        The undersigned person, pursuant to Section 79-4-2.02 of the Mississippi Code of 1972, hereby executes the following document and sets forth:

1.      The name of the corporation is Miscellco Communications, Inc.

2. Domicile address is 118 Hillcroft Place, Jackson, Hinds County, Mississippi 39211.

3.      The period of duration is ninety-nine (99) years.

4. The corporation is authorized to issue a single class of shares which shall be common one dollar ($1.00) par value and the number of authorized shares shall be one hundred thousand (100,000).

4. The address of its initial registered office is Suite 201, 14 Northtown Drive, Jackson, Mississippi 39211, and the name of its initial registered agent at such address is R. Barry Vickery.

5. The name and address of the single incorporator is R. Barry Vickery, Suite 201, 14 Northtown Drive, Jackson, Mississippi 39211.

6.      (a)     The corporation elects to have preemptive rights.
        (b)     As restrictions on transfer of shares, (1.) for a period of one
(1) year from date of organization, the number of shareholders shall not exceed ten (10) persons who shall all be residents of the State of Mississippi, and (2.) shareholders shall be obligated first to offer to the corporation and next to offer to the other shareholders (based on their respective percentage of ownership) such previously issued and outstanding shares offered for sale.

Incorporator:                           This page conforms with the duplicate
                                     original filed with Secretary of State.

/s/ R. BARRY VICKERY                 /s/ DICK MOLPUS
------------------------------       -------------------------------------
R. Barry Vickery                     Secretary of State
Suite 201                            State of Mississippi
14 Northtown Drive
Jackson, Mississippi 39211

Telephone: (601) 957-0808

                                     BYLAWS

                         MISCELLCO COMMUNICATIONS, INC.

        ARTICLE I. - OFFICES

        1. The principal office shall be in the City of Jackson, County of Hinds, State of Mississippi, and the name of the resident agent for process upon the corporation is R. Barry Vickery, whose mailing address is Post Office Box 13468, Jackson, Mississippi 39236-3468. (Telephone 957-0808)

        2. The corporation may also have offices at such other place as the Board of Directors may from time to time appoint, or as the business of the corporation may require.

        ARTICLE II. - STOCKHOLDERS' MEETINGS

        1. The place of all meetings of the stockholders shall be the principal office of the corporation in the City of Jackson, Mississippi or such other place as shall be determined, from time to time, by the Board of Directors, and the place at which such meeting shall be held shall be stated in the notice and call of meeting. A change in the place of meeting shall not be made within sixty (60) days next before the day on which an election of Directors is to be held, and a notice of any change shall be given to each stockholder twenty (20) days before the election is to be held.

        2. The annual meeting of the stockholders of the corporation for the election of Directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held each year on the second Tuesday of October in each year, if not a legal holiday, and if a legal holiday, then on the day following at ten o'clock a.m. If the annual meeting of the stockholders be not held as herein prescribed, the election of Directors may be held at any meeting thereafter called pursuant to these Bylaws.

        The voting at all meetings of stockholders may be viva voce, but any qualified voter may demand a stock vote whereupon such stock vote shall be taken by ballot, each of which shall state the name of the stockholder voting and the number of shares voted by him, and if such ballot be cast by a proxy, it shall also state the name of such proxy.

        At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation, and except where the transfer books of the corporation shall have been closed or a date shall have been fixed as a record date for the determination of its stockholders entitled to vote, no share of stock shall be voted on which shall have been transferred on the books of the corporation within twenty (20) days next preceding such election of Directors.

        A complete list of stockholders entitled to vote at the ensuing election, arranged in alphabetical order, and the number of voting shares held by each, shall be prepared by the Secretary, who shall have charge of the stock ledger, and filed in the office where the election is to be held, at least ten
(10) days before every election, and shall, during the usual hours for business, and during the whole time of said election, be open to the examination of any stockholder.

        3. The order of business at the annual meeting of stockholders shall be as follows:

        (a)     Calling meeting to order;
        (b)     Invocation;
        (c)     Proof of notice of meeting;
        (d)     Reading of Minutes of last previous annual meeting;
        (e)     Reports of Officers;
        (f)     Reports of Committees;
        (g)     Election of Directors;
        (h)     Miscellaneous business.

        4. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by a majority of the Board of Directors, and shall be called at any time by the Chairman of the Board of Directors, upon the request of stockholders owning ten (10) percent of the outstanding stock of the corporation entitled to vote at such meeting. Business transacted at all special meetings shall be confined to the objects stated in the call.

        5. Notice of the time and place of the annual meeting of stockholders shall be given by mailing written or printed notice of the same at least ten (10) days, and not more than fifty (50) days, prior to the meeting, and notice of the time and place of special meetings shall be given by written or printed notice of the same at least ten (10) days, and not more than fifty
(50) days, prior to the meeting, with postage prepaid, to each stockholder of record of the corporation entitled to vote at such meeting, and addressed to the stockholder's last known post office address, or to the address appearing on the corporate books of the corporation. The Board of Directors may fix in advance a date, not exceeding fifty (50) days preceding the date of any meeting of stockholders; as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting.

        6. A quorum at any annual or special meeting of stockholders shall consist of stockholders representing, either in person or by proxy, a majority of the shares of the corporation entitled to vote at such meeting, except as otherwise specially provided by law or in the Certificate of Incorporation, but in no event shall a quorum consist of less than one-third (1/3) of the shares entitled to vote at the meeting.

        ARTICLE III. - BOARD OF DIRECTORS

        1. The management of all the affairs, property and business of the corporation shall be vested in a Board of Directors, consisting of three persons, designated as the initial Board of Directors and who shall hold office until the first annual meeting of the stockholders. Thereafter, all Directors shall be elected at the annual meeting of the stockholders by a majority vote, for a term of one (1) year, and shall hold office until their successors are elected and qualify. Directors need not be stockholders. In addition to the powers and authorities by these Bylaws and the Certificate of Incorporation expressly conferred upon it, the Board of Directors may exercise all such powers of the corporation and do all such lawful acts and things as are not by stature or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

        2. The number of Directors may at any time be increased or decreased by vote of a majority of the stockholders entitled to vote, at any regular or special meeting, if the notice of such meeting contains a statement of the proposed increase and decrease, and in case of any such increase, the stockholders at any general or special meeting shall have power to elect such additional Directors to hold office until the next annual meeting of the stockholders, and until their successors are elected and qualify. The number of Directors shall never be less than three (3) and no decrease shall ever have the effect of shortening the term of any incumbent Director.

        3. All vacancies in the Board of Directors, whether caused by resignation, death, or otherwise, shall be filled by the shareholders at an annual meeting or attending a stated or special meeting called for that purpose, even though less than a quorum be present. A Director thus elected to fill any vacancy shall hold office for the unexpired term of his predecessor, and until his successor is elected and qualifies.

        4. The first meeting of each newly elected Board shall be held at such time and place, either within or without the State of Mississippi, as shall be fixed by the vote of the stockholders at the annual meeting, and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting, provided a majority of the whole
Board shall be present; or they may meet at such place and time as shall be fixed by the consent in writing of all the Directors. The Board of Directors, at its first meeting and thereafter annually, shall organize itself, shall elect from its members a Chairman and a Secretary, which Chairman shall preside over its meetings and which Secretary shall cause a record to be made of its actions.

        5. Regular meetings of the Board of Directors may be held without notice at the principal office of the corporation or at such other place or places within or without the State of Mississippi as the Board of Directors may from time to time designate.

        6. Special meetings of the Board of Directors may be called at any time by the Chairman, or in his absence, by a majority of the Directors, to be held at the principal office of the corporation or at such other place or places within or without the State of Mississippi, as the Directors may from time to time designate.

        Notice of all special meetings of the Board of Directors shall be given to each Director by two (2) days service of the same by telegram, letter, or personally.

        7. A quorum at all meetings of the Board of Directors shall consist of a majority of the whole Board; but less than a quorum may adjourn any meeting which may be held on a subsequent date without further notice, provided a quorum be present at such deferred meeting.

        8. Standing or temporary committees may be appointed from its own number by the Board of Directors from time to time, and the Board of Directors may from time to time vest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by such Board and by statute. An Executive Committee may be appointed by Resolution passed by a majority of the whole Board; it shall have all the powers provided by statute, except as specially limited by the Board. All committees so appointed shall keep regular minutes of the transactions of their meetings, and shall cause them to be recorded in books kept for that purpose in the office of the corporation, and shall report the same to the Board of Directors at its next meeting.

        9. No stated salary shall be paid Directors, as such, for their services, but by Resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of such Board; provided that nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

        ARTICLE IV. - OFFICERS

        1. The Officers of the corporation shall be a President, one or more Vice-Presidents, a Secretary, and a Treasurer, who shall be elected for one (1) year by the Board of Directors at their first meeting after the annual meeting of stockholders, and who shall hold office until their successors are elected and qualify. The Board of Directors may also choose additional Assistant Secretaries and Assistant Treasurers. The President and Vice-Presidents must be members of the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary.

        2. The President shall preside at all meetings of stockholders and Directors, shall have general supervision of the affairs of the corporation, shall sign or countersign all certificates, contracts and other instruments of the corporation as authorized by the Board of Directors and stockholders, and shall perform all such other duties as are incident to his office, or are properly required of him by the Board of Directors.

        3. The Vice-Presidents, in the order designated by the Board of Directors, shall exercise the functions of the President during the absence or disability of the President. Each Vice-President shall have such powers and discharge such duties as may be assigned to him from time to time by the Board of Directors.

        4. The Secretary shall issue notices for all meetings, except that notice for special meetings of Directors called at the request of a majority of Directors as provided in Section 6 of Article III of the Bylaws, may be issued by such Directors, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to this office, or are properly required of him by the Board of Directors.

        5. Should any officer or Director receive any remuneration, salary or stipend from the corporation which such remuneration, salary or stipend shall be challenged or adjudged unreasonable by the Internal Revenue Services of a State or Federal Government or as a result of any law, ruling or adjudication thereof, then such officers or Directors shall immediately repay to the corporation such sum or sums as are determined to be unreasonable.

        6. The Assistant Secretaries, in the order of their seniority, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary, and shall perform such other duties as the Board of Directors shall prescribe.

        7. The Treasurer shall have the custody of all monies and securities of the corporation and shall keep regular books of account. He shall disburse the funds of the corporation in payment of the just demands against the corporation, or as may be ordered by the Board of Directors taking proper vouchers for such disbursements, and shall render to the Board of Directors from time to time as may be required of him, an account of all his transactions as Treasurer and of the financial condition of the corporation. He shall perform all duties incident to his office of which are properly required of him by the Board of Directors.

        8. The Assistant Treasurers, in the order of their seniority, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer, and shall perform such other duties as the Board of Directors shall prescribe.

        9. In case of absence or inability to act of any officer of the corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, or any Director, or other person whom it may select.

        10. Vacancies in any office arising from any cause may be filled by the Directors at any regular or special meeting.

        11. The Board of Directors may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

        12. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

        13. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors whenever, in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

        14. The Board of Directors may, by Resolution, require any and all of the officers to give bond to the corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

        ARTICLE V. -- STOCK

        1. Certificates of stock shall be issued in numerical order, and each stockholder shall be entitled to a certificate signed by the President, or a Vice-President, and the Secretary, or an Assistant Secretary, of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof. The signatures of the President or Vice-President and the Secretary or Assistant Secretary upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent, or registered by a Registrar, other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue.

        Each certificate representing shares shall state upon the face thereof:

        (a)     That the corporation is organized under the laws of this state.

        (b)     The name of the person to whom issued.

        (c) The number and class of shares, and the designation of the series, if any, which such certificate represents.

        (d) The par value of each share represented by such certificate, or a statement that the shares are without par value.

        No certificate shall be issued for any share until such share is fully paid.

        2. Registered stockholders only shall be entitled to be treated by the corporation as the holders in fact of the stock standing in their respective names and the corporation shall not be bound to recognize any equitable or other claim to or interest in any share on any part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of Mississippi.

        3. In case of loss or destruction of any certificate of stock, another may be issued in its place upon proof of such loss or destruction, and upon the giving of a satisfactory bond of indemnity to the corporation and/or to the transfer agent and registrar of such stock, in such sum as the Board of Directors may provide.

        4. The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, conversion, and registration of certificates for shares of the capital stock of the corporation, not inconsistent with the laws of Mississippi, the Certificate of Incorporation of the corporation, and these Bylaws.

        5. The Board of Directors shall have power to close the stock transfer books of the corporation for a period not exceeding fifty (50) days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period of not exceeding fifty (50) days in connection with obtaining the consent of stockholders for any purpose; PROVIDED, HOWEVER, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding fifty (50) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such change, conversion, or exchange of capital stock or to give such consent, and in such case such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of and to vote at such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

        6. The stock issued by the corporation shall be qualified under the provisions of Section 1244 of the Internal Revenue Code of 1954. Such qualification with respect to the tax treatment of the stock shall be incorporated in the stock certificates of the corporation by a statement to that effect on the face of the certificates.

        7. All transfers of stock of the corporation shall be made upon the books of the corporation by the holder of such shares in person, or by his legal representative, executor or administrator, only upon surrender of the certificate or certificates of stock for cancellation, properly endorsed.

        8. Any stockholder desiring to sell or transfer his shares or stock in the corporation shall first offer same to the corporation on the same terms and conditions as is contained in any bona fide acceptable offer received by said stockholder desiring to sell, which offer to the corporation shall be in writing and shall set forth the name of the prospective purchaser and the price offered by said prospective purchaser. The corporation shall have thirty (30) days after receipt of said notice within which to exercise its right to buy said shares on said terms. In the event the corporation determines not to purchase said shares, the corporation shall then give to all stockholders of the corporation, except the stockholder desiring to sell, notice of the terms and conditions of the bona fide acceptable offer received by the stockholder desiring to sell and said stockholders shall then have thirty (30) days within which to exercise their right to purchase the shares of the stockholder desiring to sell on said same terms and conditions, said shares to be divided among the stockholders or stockholder desiring to purchase in the proportion of the stock held by them to the total stock owned by the purchasing stockholders. This provision shall be incorporated in each certificate of stock by reference to this Article V, Section 8 of these Bylaws.

        ARTICLE VI. - DIVIDENDS AND FINANCE

        1. Dividends may be declared by the Board of Directors and paid out of the annual net profits of the corporation or out of its net assets in excess of its capital, subject to the conditions and limitations imposed by the Certificate of Incorporation of the corporation and the laws of Mississippi.

        2. Before making any distribution of profits there may be set aside out of the net profits of the corporation, such sum or sums as the Directors from time to time, in their absolute discretion, may deem expedient, as a reserve fund to meet contingencies, or for equalizing dividends, or for maintaining any property of the corporation, or for any other purpose, and any profits of any year not distributed as dividends shall be deemed to have been thus set apart until otherwise disposed of by the Board of Directors.

        3. The monies of the corporation shall be deposited in the name of the corporation in such bank or banks as the Board of Directors shall designate, and shall be drawn out only by check signed by persons designated by Resolution by the Board of Directors.

        4. The fiscal year of the corporation shall begin on the first day of January in each year, unless otherwise provided by the Board of Directors.

        ARTICLE VII. - BOOKS AND RECORDS

        1. The books, accounts, and records of the corporation except as may be otherwise required by the Laws of the State of Mississippi, be maintained at such place or places as the Board of Directors may from time to time appoint. The Board of Directors shall determine the extent to which the accounts and books for the corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders. Every stockholder shall have the right to inspect any account or book or document of the corporation as conferred by law.

        ARTICLE VIII. -- NOTICES

        1. Whenever the provisions of a statute or these Bylaws require notice to be given to any Director, officer, or stockholder, they shall not be construed to mean personal notice; such notice may be given in writing by depositing the same in a post office or letter box, in a postpaid, sealed wrapper, addressed to such Director, officer or stockholder at his or her address as the same appears in the books of the corporation, and the time of the giving of such notice. Place, day, and hour of all meetings must be given by any such notices.

        2. A waiver of any notice in writing, signed by a stockholder, Director, or officer, whether before or after the time stated in said waiver for holding a meeting, shall be deemed equivalent to a notice required to be given to any Director, officer or stockholder.

        ARTICLE IX. -- SEAL

        1. The corporate seal of the corporation shall be an imprinted seal in the following form:






        ARTICLE X. -- AMENDMENT OF BYLAWS

        1. Alterations, amendments, or repeals of the Bylaws may be made by a majority of the stockholders entitled to vote at any meeting, if the notice of such meeting contains a statement of the proposed alteration, amendment, or repeal, or by the Board of Directors by a majority vote of the whole Board of Directors at any regular or special meeting, provided notice of such alteration, amendment or repeal has been given to each Director in writing at least three (3) days prior to said meeting.

                                 SCHEDULE 3.11

                         Seller's Financial Statements

                                 SCHEDULE 3.12

                     Seller's Exception to Title of Assets

                                     (None)

                                 SCHEDULE 3.13

                       SELLER'S INTEREST OF REAL PROPERTY

1) J. Stacy Davidson, Seller's CEO, President, Chairman of the Board and largest shareholder has a limited partner ownership interest of less than one percent in Cellular Towers Asset Fund, Ltd. ("TAF"). TAF is the lessor of four sites within the System for which Seller is the lessee.

2)       Seller owns Grinnell Cell Site.

                                 SCHEDULE 3.14

                         Seller's Intellectual Property
                                     (None)

                                 SCHEDULE 3.15

                              Seller's Liabilities

            No liabilities other than those listed on the Financial
                                   Statement

                                 SCHEDULE 3.16

                               Seller's Contracts

                                 SCHEDULE 3.16




  I.     Tower Leases

         Location                          Lessor
         Syracuse                          CTAF-MS Properties
         Dodge City                        TCI of Kansas, Inc.
         Edson                             Eagle Communications
         Colby                             CTAF-MS Properties
         Wakeeney                          Wes Kan Tower
         Ness City                         G & K Communications
         Pratt                             Wes Kan Tower
         Scott City                        Wes Kan Tower
         Garden City                       Snyder Radio Service
         Hays                              CTAF-MS Properties
         Great Bend                        CTAF-MS Properties
         Guymon                            Jack Eoff
         Stockton                          Classic Cable
         Ulysses                           Turri-Comm, Inc.
         Liberal                           Hi-Way Tower Co., Inc.
         Copeland                          SWK
         Hugoton                           Recomco
         St. Francis                       Wes-Kan Tower
         Atwood                            Wes-Kan Tower
         Oberlin                           Wes-Kan Tower
         Norton                            Wes-Kan Tower
         Russell                           Wes-Kan Tower

  II.    Offices (Kansas)

         Location                          Lessor
         Hays (11th Street)                Bolero
         Dodge City                        Fast Foods of Dodge City
         Garden City                       Gail Lee
         Hays (Vine Street)                Bickel Aubel
         Great Bend                        Tom Harris
         Liberal                           Century 21 Ewalt Real Estate

III.     Offices (Mississippi)

         Location                          Lessor
         Jackson                           MS Properties
         Ridgeland                         Royal Maccabees

IV.      Equipment Rental (Kansas)

         Location            Description           Lesser
         Hays                Mailing Machine       Pitney Bowes
         Hays                Fax Machine           Northwest Office Supply
         Dodge City          Copier                Xerox Corp.
         Liberal             Copier                Xerox Corp.
         Garden City         Copier                Xerox Corp.
         Great Bend          DK16 Phone Sys.       Toshiba Easy Lease

V.       Equipment Rental (Mississippi)

         Location            Description           Lessor
         Ridgeland           Canon Copier          General Electric Capital
         Jackson             Postage Meter         Pitney Bowes
         Jackson             Mailing Machine       Pitney Bowes
         Ridgeland           2-Fuji Fax            General Electric Capital
         Jackson             Fuji DEX760 Fax       General Electric Capital
         Jackson             Canon Copier          Alco Capital
         Jackson             7406+ Phone Sys.      AT&T

VI.      Agent Agreements

         All-Comm, Inc.
         Bar-K Electronics
         Caraway Enterprises DEA Custom Sound & Video
         GK Electronics
         Gavons Electronics
         Gene's Electronics
         Great Western Tire
         Hays Communications
         Howards Electronics & TV
         Miller's Electronics
         Mobile Radio Service, Inc.
         Liberal Communications/Radio Shack
         Service Electronics
         Strecker TV
         Team Electronics
         Two-Way Radio Communications
         Mac Wise

VII.     Auto Dealer Agreements

         Anderson Motor
         Ralph Baird Ford
         Brent Magourik Chev-Olds-Geo
         Burtis Motor Co., Inc.
         Dove Buick, Olds, Cadillac, Inc.
         Gagnon Motors/Grainfield
         Gasden City Auto Plaza
         Goff Motor Company
         Great Plains Chrysler
         D.L. Hanken Buick, Olds, Pontiac, Cadillac, GMC
         Hays For/Toyota-Paul Larsen
         Helmers Motors, Inc.
         Bill Hopper Ford
         James Lincoln, Mercury/Hays
         James Motor Company

         M & R Ford/Kinsley
         Paul MacDonald Chevrolet, Inc.
         Lloyd Nusser Chevrolet/Jetmore
         Skaggs Motor Inc.
         R.A.G. Motor Company
         Spangler Motor Co./Scott City
         Western Motor Co.,Inc.
         Western Motor Co./Leoti
         Whalen Ford

VIII.    Radio Trade Agreements

         STATION                           LOCATION
         KULY/KFXX                         Ulysses
         KIUL/KWKR                         Garden City
         KKJQ                              Garden City
         KOLS/KGNO                         Dodge City
         KSLS                              Liberal
         KJLS                              Hays
         KANS/KQDF                         Larned
         KHOK                              Great Bend
         LS Network

IX.      Confidentiality Agreements

         Glenna Alm
         Angela Alton
         James P. Angle
         Chris Appelhans
         Susan Bennett
         Anita Blakeney
         Phyllis Bledsoe
         Frank Buchanan
         Jeannine Byers
         Steve Cecil
         Becky Colclazier
         Ann Cook
         J. Stacy Davidson
         Lisa Dirks
         Tracie Ferguson
         Clifford Gallington
         Judy Garner
         Brandi Hake
         Christine A. Hamann
         Dale Hardy
         Sherry Helmke
         Shelly Hinton
         Cynthia Hopkins
         Carol Killgore
         Pat Leihy
         William C. Mathews

         Tonya Myers
         Glen A. O'Dell
         Phan thi Binh
         Ronald Scott Rohleder
         Jan Rushing
         Becky Schaffer
         Davon Schuler
         Teresa Shelley
         Carl E. Smith
         Brad Spinks
         Dorothy Stieben
         Virginia Sullivan
         Mikaela Switzer
         Vickie Williamson

X.       Covenant Not To Compete Agreements

         Glenna Alm
         Angela Alton
         James P. Angle
         Chris Appelhans
         Susan Bennett
         Anita Blakeney
         Phyllis Bledsoe
         Frank Buchanan
         Jeannine Byers
         Steve Cecil
         Ann Cook
         Beck Colclazier
         J. Stacy Davidson
         Lisa Dirks
         Tracie Ferguson
         Clifford Gallington
         Judy Garner
         Brandi Hake
         Christine A. Hamann
         Sherry Helmke
         Shelly Hinton
         Cynthia Hopkins
         Pat Leihy
         William C. Mathews
         Glen A. O'Dell
         Phan thi Binh
         Ronald Scott Rohleder
         Jan Rushing
         Becky Schaffer
         Davon Schuler
         Teresa Shelley
         Carl E. Smith
         Brad Spinks
         Dorothy Stieben

         Virginia Sullivan
         Mikaela Switzer
         Vickie Williamson

XI.      Other Agreements

         EDS
         Boston Communications Credit Card Roaming
         Cellular One Group (licensing agreements
         KINNET T-1 Agreements
         Southwestern Bell T-1 Agreements
         NACN
         Advantis
         Highway Master
         Cellular Mobile Data Communications Agent Agreement
         Dunn & Bradstreet
         CMI
         CUI
         KCI
         IBM
         Systems Solutions
         Cibernet Corp.
         AMSC (SkyCell)
         KIN Network, Inc.

                                 SCHEDULE 3.18


                               Seller's Licenses

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

MOBILE RADIO AUTHORIZATION                    MISCELLCO COMMUNICATIONS, INC.
FCC FORM 463                                  120 W. CONGRESS STREET, SUITE 500
                                              JACKSON, MS 39225
COMMON CARRIER
DOMESTIC PUBLIC CELLULAR RADIO
  TELECOMMUNICATIONS SERVICE

                        CALL SIGN: KWKN516                      Page 01
                        SYSTEM IDENTIFICATION NUMBER: 1255
                        FILE NO: 04216-CL-L-94                  OPERATOR:
                        MARKET: 0428    KANSAS 1 - CHEYENNE

                                        ORIGINAL GRANT DATE: NOVEMBER 7, 1991
                                              DATE OF ISSUE:   AUGUST 1, 1994
                                            EXPIRATION DATE:  OCTOBER 1, 2001

AUTHORIZATION IS GRANTED FOR CELLULAR FREQUENCY BLOCK   A 1
  BASE: 879.990 THROUGH 889.980 MHZ
  MOBILE: 834.990 THROUGH 844.980 MHZ

LOCATION NO. 002:       LATITUDE: 39 24 02 N            LONGITUDE: 100 58 44 W
                        APPROX. 3.0 MILES EAST OF
                        CITY: COLBY                     COUNTY: THOMAS
                        STATE: KANSAS

                        ANTENNA MARKINGS: A,H,I

                        THERE ARE MULTIPLE ANTENNAS ASSOCIATED WITH THIS
                        LOCATION.

                        PARAGRAPH A MODIFIED TO REQUIRE USE OF L-865 MEDIUM INTENSITY LIGHTS IN LIEU OF L-856. LIGHTS SHALL EMIT A PEAK INTENSITY OF APPROXIMATELY 2030 CANDELAS AT NIGHT IN LIEU OF 4000.

LOCATION NO. 003:       LATITUDE: 39 23 19 N            LONGITUDE: 101 33 34 W
                        APPROX. 5.8 MILES NNW OF
                        CITY: EDSON                     COUNTY: SHERMAN
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1,3,6,15,21

                        THERE ARE MULTIPLE ANTENNAS ASSOCIATED WITH THIS
                        LOCATION.



                                                              [SEAL]
                                                              FEDERAL
                                                              COMMUNICATIONS
                                                              COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

                        CALL SIGN: KMKN516                            Page 02
                        FILE NO:   04216-CL-L-94                      OPERATOR:

LOCATION NO. 004:       LATITUDE: 39 22 19 N            LONGITUDE: 101 02 23 W
                        1.5 MILES SSE OF
                        CITY: COLBY                     COUNTY: THOMAS
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1,3,12,21,22

                        THERE ARE MULTIPLE ANTENNAS ASSOCIATED WITH THIS
                        LOCATION.

LOCATION NO. 005:       LATITUDE: 39 23 19 N            LONGITUDE: 101 33 34 W
                        APPROX. 5.8 MILES NNW OF
                        CITY: EDSON                     COUNTY: SHERMAN
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1,3,6,15,21

                        THERE ARE MULTIPLE ANTENNAS ASSOCIATED WITH THIS
                        LOCATION.

                                        WAIVERS AND CONDITIONS

                        THIS AUTHORIZATION DOES NOT CONVEY TO THE LICENSEE THE RIGHT TO RECEIVE PROTECTION FROM THE CAPTURE OF SUBSCRIBER TRAFFIC, CO-CHANNEL INTERFERENCE OR FIRST-ADJACENT-CHANNEL INTERFERENCE IN ANY AREA OUTSIDE OF THE AUTHORIZED CELLULAR GEOGRAPHIC SERVICE AREA
                        (CGSA) OF THE SYSTEM. MOREOVER, ANY FACILITY AUTHORIZED HEREIN WITH A SERVICE AREA BOUNDARY (SAB) EXTENDING INTO THE CGSA OF ANY OTHER OPERATING CELLULAR SYSTEM ON THE SAME CHANNEL BLOCK, REGARDLESS OF WHEN SUCH OTHER CELLULAR SYSTEM WAS/IS AUTHORIZED, IS SUBJECT TO THE FOLLOWING CONDITION: IN THE EVENT THAT THE LICENSEE OF THE OTHER CELLULAR SYSTEM REQUESTS THAT THE SAB OF THE FACILITIES AUTHORIZED HEREIN BE REMOVED FROM ITS CGSA, THE LICENSEE HEREIN MUST REDUCE TRANSMITTING POWER OR ANTENNA HEIGHT (OR BOTH) AS NECESSARY TO REMOVE THE SAB FROM THE CGSA, UNLESS WRITTEN CONSENT FROM THE LICENSEE OF THE OTHER CELLULAR SYSTEM, ALLOWING THE SAB EXTENSION, IS OBTAINED.

                                                                [SEAL]
                                                                FEDERAL
                                                                COMMUNICATIONS
                                                                COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

MOBILE RADIO AUTHORIZATION                    MISCELLCO COMMUNICATIONS, INC.
FCC FORM 463                                  120 W. CONGRESS STREET, SUITE 500
                                              JACKSON, MS 39201
COMMON CARRIER
DOMESTIC PUBLIC CELLULAR RADIO
  TELECOMMUNICATIONS SERVICE

                        CALL SIGN: KMKN514                            PAGE 01
                        SYSTEM IDENTIFICATION NUMBER: 1255
                        FILE NO: 01292-CL-L-94                         OPERATOR:
                        MARKET: 0429   KANSAS 2 -- NORTON

                                         ORIGINAL GRANT DATE: SEPTEMBER 19, 1991
                                               DATE OF ISSUE:     AUGUST 1, 1994
                                             EXPIRATION DATE:    OCTOBER 1, 2000

AUTHORIZATION IS GRANTED FOR CELLULAR FREQUENCY BLOCK   A 1
  BASE: 879.990 THROUGH 889.980 MHZ
  MOBILE: 834.990 THROUGH 844.980 MHZ

LOCATION NO. 001:       LATITUDE: 39 26 56 N            LONGITUDE: 099 16 18 W
                        0.2 MILES EAST OF US-183 & 0.8 MILES NORTH OF US-24
                        CITY: STOCKTON                  COUNTY: ROOKS
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1,3,12,21

                             WAIVERS AND CONDITIONS

                        THIS AUTHORIZATION DOES NOT CONVEY TO THE LICENSEE THE RIGHT TO RECEIVE PROTECTION FROM THE CAPTURE OF SUBSCRIBER TRAFFIC, CO-CHANNEL INTERFERENCE OR FIRST-ADJACENT-CHANNEL INTERFERENCE IN ANY AREA OUTSIDE OF THE AUTHORIZED CELLULAR GEOGRAPHIC SERVICE AREA
                        (CGSA) OF THE SYSTEM. MOREOVER, ANY FACILITY AUTHORIZED HEREIN WITH A SERVICE AREA BOUNDARY (SAB) EXTENDING INTO THE CGSA OF ANY OTHER OPERATING CELLULAR SYSTEM ON THE SAME CHANNEL BLOCK, REGARDLESS OF WHEN SUCH OTHER CELLULAR SYSTEM WAS/IS AUTHORIZED, IS SUBJECT TO THE FOLLOWING CONDITION: IN THE EVENT THAT THE LICENSEE OF THE OTHER CELLULAR SYSTEM REQUESTS THAT THE SAB OF THE FACILITIES AUTHORIZED HEREIN BE REMOVED FROM ITS CGSA, THE LICENSEE HEREIN MUST REDUCE TRANSMITTING POWER OR ANTENNA HEIGHT (OR BOTH) AS NECESSARY TO REMOVE THE SAB FROM THE CGSA, UNLESS WRITTEN CONSENT FROM THE LICENSEE OF THE OTHER CELLULAR SYSTEM, ALLOWING THE SAB EXTENSION, IS OBTAINED.

                                                                  [SEAL]
                                                                  FEDERAL
                                                                  COMMUNICATIONS
                                                                  COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSIONS
                          RADIO STATION AUTHORIZATION

                                              MISCELLCO COMMUNICATIONS, INC.
MOBILE RADIO AUTHORIZATION                    120 N. CONGRESS STREET, SUITE 910
FCC FORM 463                                  JACKSON, MS 39201

COMMON CARRIER
DOMESTIC PUBLIC CELLULAR RADIO
  TELECOMMUNICATIONS SERVICE

                        CALL SIGN: KWKW469                           PAGE 01
                        SYSTEM IDENTIFICATION NUMBER: 1255
                        FILE NO: 01286-CL-L-94                      OPERATOR:
                        MARKET: 0433    KANSAS 6 - WALLACE

                                        ORIGINAL GRANT DATE:     AUGUST 5, 1991
                                              DATE OF ISSUE:      JUNE 30, 1994
                                            EXPIRATION DATE:    OCTOBER 1, 2000

AUTHORIZATION IS GRANTED FOR CELLULAR FREQUENCY BLOCK    A 1
  BASE: 879.990 THROUGH 889.980 MHZ
  MOBILE: 834.990 THROUGH 844.980 MHZ


LOCATION NO. 001:    LATITUDE:  38 36 08 W           LONGITUDE: 100 54 20 W
                     OFF OF US-83, 8.0 MI. N OF
                     CITY: SCOTT CITY                COUNTY: SCOTT
                     STATE: KANSAS

                     ANTENNA MARKINGS: 1,3,4,13,21

LOCATION NO. 002:    LATITUDE: 39 07 07 W             LONGITUDE: 100 51 10 W
                     JUNCTION OF US-4 AND US-83 1 MILE SSE OF
                     CITY: OAKLEY                    COUNTY: LOGAN
                     STATE: KANSAS

                     ANTENNA MARKINGS: 1,3,12,21

                             WAIVERS AND CONDITIONS


                     THIS AUTHORIZATION DOES NOT CONVEY TO THE LICENSEE THE RIGHT TO RECEIVE PROTECTION FROM THE CAPTURE OF SUBSCRIBER TRAFFIC, CO-CHANNEL INTERFERENCE OR FIRST-ADJACENT-CHANNEL INTERFERENCE IN ANY AREA OUTSIDE OF THE AUTHORIZED CELLULAR GEOGRAPHIC SERVICE AREA (CGSA) OF THE SYSTEM. MOREOVER, ANY FACILITY AUTHORIZED HEREIN WITHIN A SERVICE AREA BOUNDARY
                     (SAB) EXTENDING INTO THE CGSA OF ANY OTHER OPERATING CELLULAR SYSTEM ON THE SAME CHANNEL BLOCK, REGARDLESS OF WHEN SUCH OTHER CELLULAR SYSTEM WAS/IS AUTHORIZED, IS SUBJECT TO THE FOLLOWING CONDITION: IN THE EVENT THAT THE LICENSEE OF THE OTHER CELLULAR SYSTEM REQUESTS THAT THE SAB OF THE FACILITIES AUTHORIZED HEREIN BE REMOVED FROM ITS CGSA, THE LICENSEE HEREIN MUST REDUCE TRANSMITTING POWER OR ANTENNA HEIGHT (OR BOTH) AS


                                                                 [SEAL]
                                                                 FEDERAL
                                                                 COMMUNICATIONS
                                                                 COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

                        CALL SIGN: KMKH465                     Page 02
                        FILE NO: 01286-CL-L-94                 OPERATOR:

NECESSARY TO REMOVE THE SAB FROM THE CGSA, UNLESS WRITTEN CONSENT FROM THE LICENSEE OF THE OTHER CELLULAR SYSTEM, ALLOWING THE SAB EXTENSION, IS OBTAINED.




                                                                [SEAL]
                                                                FEDERAL
                                                                COMMUNICATIONS
                                                                COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

MOBILE RADIO AUTHORIZATION                  MISCELLCO COMMUNICATIONS, INC.
FCC FORM 463                                120 NORTH CONGRESS ST., SUITE 910
                                            JACKSON, MS 39225
COMMON CARRIER
DOMESTIC PUBLIC CELLULAR RADIO
  TELECOMMUNICATIONS SERVICE

                        CALL SIGN: KMKH465                       Page 01
                        SYSTEM IDENTIFICATION NUMBER: 1253
                        FILE NO: 01283-CL-L-94                   Operator:
                        MARKET: 0434    KANSAS  7-TREGO

                                        ORIGINAL GRANT DATE:   JUNE 11, 1990
                                              DATE OF ISSUE:   JUNE 30, 1994
                                            EXPIRATION DATE: OCTOBER 1, 1999

AUTHORIZATION IS GRANTED FOR CELLULAR FREQUENCY BLOCK  A1
  BASE: 879.990 THROUGH 889.980 MHZ
  MOBILE: 834.990 THROUGH 844.980 MHZ

CONTROL POINT NO. 001   2.2 MILES NORTHWEST OF HAYES
                        HAYES                     KS

LOCATION NO. 001:       LATITUDE: 38 51 16 N            LONGITUDE: 099 22 55 W
                        APPROX. 2.6 MILES SW OF
                        CITY: HAYS                      COUNTY: ELLIS
                        STATE: KANSAS


                        ANTENNA MARKINGS: 1,3,11,21

                        THERE ARE MULTIPLE ANTENNAS ASSOCIATED WITH THIS
                        LOCATION.

LOCATION NO. 002:       LATITUDE: 38 46 16 N            LONGITUDE: 098 44 17 W
                        7 MI. SSW OF BUNKER HILL
                        CITY: BUNKER HILL               COUNTY: RUSSELL
                        STATE: KANSAS


                        ANTENNA MARKINGS: A,B,E,H,I


                                                                [SEAL]
                                                                FEDERAL
                                                                COMMUNICATIONS
                                                                COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

                         CALL SIGN: KWKR465                            PAGE 02
                         FILE NO: 01283-CL-L-96                        OPERATOR:

LOCATION NO. 003:       LATITUDE: 38 24 25 W            LONGITUDE: 098 52 51 W
                        APPROX. ONE MILE SOUTH OF
                        CITY: HEIZER                    COUNTY: BARTON
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1,3,11,21,22

                        THERE ARE MULTIPLE ANTENNAS ASSOCIATED WITH THIS
                        LOCATION.

LOCATION NO. 004:       LATITUDE: 39 00 56 N            LONGITUDE: 099 51 30 W
                        APPROX. ONE MILE ESE OF
                        CITY: WAKEENEY                  COUNTY: TREGO
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1,3,12,21

                        THERE ARE MULTIPLE ANTENNAS ASSOCIATED WITH THIS
                        LOCATION

LOCATION NO. 006:       LATITUDE: 38 26 44 W            LONGITUDE: 099 52 32 W
                        1.0 MILE EAST OF
                        CITY: WESS                      COUNTY: WESS
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1,3,12,21

LOCATION NO. 007:       LATITUDE: 38 31 02 W            LONGITUDE: 099 18 36 W
                        1.0 MILE SOUTH OF
                        CITY: LA CROSSE                 COUNTY: RUSH
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1,3,4,13,21

LOCATION NO. 008:       LATITUDE: 38 53 36 W            LONGITUDE: 098 54 02 W
                        APPROX. 1.3 MILES WEST OF
                        CITY: RUSSELL                   COUNTY: RUSSELL
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1,3,4,13,21

                                                                  [SEAL)
                                                                  FEDERAL
                                                                  COMMUNICATIONS
                                                                  COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

                        CALL SIGN: KNKN465                      Page 03
                        FILE NO: 01283-CL-L-94                  OPERATORS

                             WAIVERS AND CONDITIONS

THIS AUTHORIZATION DOES NOT CONVEY TO THE LICENSEE THE RIGHT TO RECEIVE PROTECTION FROM THE CAPTURE OF SUBSCRIBER TRAFFIC, CO-CHANNEL INTERFERENCE OR FIRST-ADJACENT-CHANNEL INTERFERENCE IN ANY AREA OUTSIDE OF THE AUTHORIZED CELLULAR GEOGRAPHIC SERVICE AREA (CGSA) OF THE SYSTEM. MOREOVER, ANY FACILITY AUTHORIZED HEREIN WITH A SERVICE AREA BOUNDARY (SAB) EXTENDING INTO THE CGSA OF ANY OTHER OPERATING CELLULAR SYSTEM ON THE SAME CHANNEL BLOCK, REGARDLESS OF WHEN SUCH OTHER CELLULAR SYSTEM WAS/IS AUTHORIZED, IS SUBJECT TO THE FOLLOWING
CONDITION: IN THE EVENT THAT THE LICENSEE OF THE OTHER CELLULAR SYSTEM REQUESTS THAT THE SAB OF THE FACILITIES AUTHORIZED HEREIN BE REMOVED FROM ITS CGSA, THE LICENSEE HEREIN MUST REDUCE TRANSMITTING POWER OR ANTENNA HEIGHT (OR BOTH) AS NECESSARY TO REMOVE THE SAB FROM THE CGSA, UNLESS WRITTEN CONSENT FROM THE LICENSEE OF THE OTHER CELLULAR SYSTEM, ALLOWING THE SAB EXTENSION, IS OBTAINED.


                                                                [SEAL]
                                                                FEDERAL
                                                                COMMUNICATIONS
                                                                COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

MOBILE RADIO AUTHORIZATION                     MISCELLCO COMMUNICATIONS, INC.
FCC FORM 463                                   120 N. CONGRESS STREET, SUITE 500
                                               JACKSON, MS 39201
COMMON CARRIER
DOMESTIC PUBLIC CELLULAR RADIO
  TELECOMMUNICATIONS SERVICE

                        CALL SIGN: KNKN51B                            Page 01
                        SYSTEM IDENTIFICATION NUMBER: 1255            OPERATOR:
                        FILE NO: 02012-CL-L-94
                        MARKET: 043B    KANSAS 11 - HAMILTON

                                        ORIGINAL GRANT DATE: SEPTEMBER 19, 1991
                                              DATE OF ISSUE:     AUGUST 1, 1994
                                            EXPIRATION DATE:    OCTOBER 1, 2000

AUTHORIZATION IS GRANTED FOR CELLULAR FREQUENCY BLOCK  A 1
  BASE:    879.990 THROUGH 889.980 MHZ
  MOBILE:  834.990 THROUGH 844.980 MHZ

LOCATION NO. 001:       LATITUDE: 37 59 35 N            LONGITUDE: 100 54 04 W
                        ONE MILE WEST US-83 &
                        0.7 MILES NORTH US-50
                        CITY: GARDEN CITY               COUNTY: FINNEY
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1, 3, 12, 21

                        THERE ARE MULTIPLE ANTENNAS ASSOCIATED
                        WITH THIS LOCATION.

LOCATION NO. 003:       LATITUDE: 37 04 38 N            LONGITUDE: 100 50 35 W
                        OFF OF US-54, 4.5 MILES NE OF
                        CITY: LIBERAL                   COUNTY: SEWARD
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1, 3, 4, 13, 21

                        THERE ARE MULTIPLE ANTENNAS ASSOCIATED
                        WITH THIS LOCATION.

                                                                  [SEAL]
                                                                  FEDERAL
                                                                  COMMUNICATIONS
                                                                  COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

                        CALL SIGN:  KMKN518                     Page 02
                        FILE NO: 02012-DL-L-94                  OPERATORS

LOCATION NO. 004:  LATITUDE: 37 34 32 N                  LONGITUDE: 101 19 10 W
                   O.5 MILES NORTH OF US-160 & 0.8 MILES
                   WEST OF                               COUNTY: GRANT
                   CITY: ULYSSES
                   STATE: KANSAS

                   ANTENNA MARKINGS: 1,3,4,13,21

                   THERE ARE MULTIPLE ANTENNAS ASSOCIATED WITH THIS LOCATION.

LOCATION NO. 005:  LATITUDE: 37 07 21 W                  LONGITUDE: 101 37 41 W
                   200' NW OF INTERSECTION OF SR-51
                   & US-56
                   CITY: ROLLA                           COUNTY: NORTON
                   STATE: KANSAS

                   ANTENNA MARKINGS: NONE

                   THERE ARE MULTIPLE ANTENNAS ASSOCIATED WITH THIS LOCATION.

LOCATION NO. 006:  LATITUDE: 38 10 24 N                  LONGITUDE: 101 45 38 W
                   DFP OF SR-27, 12.5 MILES N OF
                   CITY: SYRACUSE                        COUNTY: HAMILTON
                   STATE: KANSAS

                   ANTENNA MARKINGS: 3,4,5,13

                   PARAGRAPH A MODIFIED TO REQUIRE USE OF L-865 MEDIUM INTENSITY LIGHTS IN LIEU OF L-856. LIGHTS SHALL EXIT A PEAK INTENSITY OF APPROXIMATELY 2000 CANDELAS AT NIGHT IN LIEU OF 4000.

                             WAIVERS AND CONDITIONS

                   THIS AUTHORIZATION DOES NOT CONVEY TO THE LICENSEE THE RIGHT TO RECEIVE PROTECTION FROM THE CAPTURE OF SUBSCRIBER TRAFFIC, CO-CHANNEL INTERFERENCE OR FIRST-ADJACENT-CHANNEL INTERFERENCE IN ANY AREA OUTSIDE OF THE AUTHORIZED CELLULAR GEOGRAPHIC SERVICE AREA (DGSA) OF THE SYSTEM. MOREOVER, ANY FACILITY AUTHORIZED HEREIN WITH A SERVICE AREA BOUNDARY (SAB) EXTENDING INTO THE OGSA OF ANY OTHER OPERATING CELLULAR SYSTEM ON THE SAME CHANNEL BLOCK, REGARDLESS OF WHEN SUCH OTHER CELLULAR SYSTEM WAS/IS AUTHORIZED, IS SUBJECT TO THE FOLLOWING CONDITION: IN THE EVENT THAT THE LICENSEE OF THE OTHER CELLULAR SYSTEM REQUESTS THAT THE SAB OF THE FACILITIES AUTHORIZED HEREIN BE REMOVED FROM ITS OGSA, THE LICENSEE HEREIN MUST REDUCE TRANSMITTING POWER OR ANTENNA HEIGHT (OR
                   BOTH) AS


                                                                [SEAL]
                                                                FEDERAL
                                                                COMMUNICATIONS
                                                                COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

                        CALL SIGN: KWKW4510                           Page 03
                        FILE NO: 02012-CL-L-94                        OPERATOR:


NECESSARY TO REMOVE THE SAB FROM THE DGSA, UNLESS WRITTEN CONSENT FROM THE LICENSEE OF THE OTHER CELLULAR SYSTEM, ALLOWING THE SAB EXTENSION, IS OBTAINED.








                                                                  [SEAL]
                                                                  FEDERAL
                                                                  COMMUNICATIONS
                                                                  COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION

                          RADIO STATION AUTHORIZATION

MOBILE RADIO AUTHORIZATION                MISCELLCO COMMUNICATIONS, INC.
FCC FORM 463                              120 NORTH CONGRESS STREET, SUITE 910
                                          JACKSON, MS 39201
COMMON CARRIER
DOMESTIC PUBLIC CELLULAR RADIO
  TELECOMMUNICATIONS SERVICE

                        CALL SIGN: KNKW741                      PAGE 01
                        SYSTEM IDENTIFICATION NUMBER: 1255
                        FILE NO: 01332-CL-L-94                  OPERATOR:
                        MARKET: 0439    KANSAS 12 - HODGEMAN

                                      ORIGINAL GRANT DATE:    OCTOBER 29, 1991
                                            DATE OF ISSUE:  FEBRUARY, 10, 1994
                                          EXPIRATION DATE:     OCTOBER 1, 1994

AUTHORIZATION IS GRANTED FOR CELLULAR FREQUENCY BLOCK   A 1
  BASE: 879.990 THROUGH 889.980 MHZ
  MOBILE: 834.990 THROUGH 844.980 MHZ

LOCATION NO. 001:       LATITUDE: 37 46 47 N            LONGITUDE: 100 03 37 W
                        1.5 MILES NW OF
                        CITY: DODGE CITY                COUNTY: FORD
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1,3,12,21

                        THERE ARE MULTIPLE ANTENNAS ASSOCIATED WITH THIS
                        LOCATION.

LOCATION NO. 003:       LATITUDE: 37 49 30 N            LONGITUDE: 100 10 36 W
                        APPROX. 8.4 MILES NW OF
                        CITY: DODGE                     COUNTY: FORD
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1,3,11,21

                        THERE ARE MULTIPLE ANTENNAS ASSOCIATED WITH THIS
                        LOCATION.

LOCATION NO. 004:       LATITUDE: 37 30 10 N            LONGITUDE: 100 34 22 W
                        3.5 MILES SOUTH OF
                        CITY: COPELAND                  COUNTY: GRAY
                        STATE: KANSAS

                        ANTENNA MARKINGS: 1,3,12,21



                                                              FEDERAL
                                                              COMMUNICATIONS
                                                              COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

                        CALL SIGN: KMKN741                     PAGE: 02
                        FILE NO: 01332-CL-L-94                 OPERATOR:

                             WAIVERS AND CONDITIONS

THIS AUTHORIZATION DOES NOT CONVEY TO THE LICENSEE THE RIGHT TO RECEIVE PROTECTION FROM THE CAPTURE OF SUBSCRIBER TRAFFIC, CO-CHANNEL INTERFERENCE OR FIRST-ADJACENT-CHANNEL INTERFERENCE IN ANY AREA OUTSIDE OF THE AUTHORIZED CELLULAR GEOGRAPHIC SERVICE AREA (CGSA) OF THE SYSTEM. MOREOVER, ANY FACILITY AUTHORIZED HEREIN WITH A SERVICE AREA BOUNDARY (SAB) EXTENDING INTO THE DGSA OF ANY OTHER OPERATING CELLULAR SYSTEM ON THE SAME CHANNEL BLOCK, REGARDLESS OF WHEN SUCH OTHER CELLULAR SYSTEM WAS/IS AUTHORIZED, IS SUBJECT TO THE FOLLOWING
CONDITION: IN THE EVENT THAT THE LICENSEE OF THE OTHER CELLULAR SYSTEM REQUESTS THAT THE SAB OF THE FACILITIES AUTHORIZED HEREIN BE REMOVED FROM ITS CGSA, THE LICENSEE HEREIN MUST REDUCE TRANSMITTING POWER OR ANTENNA HEIGHT (OR BOTH) AS NECESSARY TO REMOVE THE SAB FROM THE CGSA, UNLESS WRITTEN CONSENT FROM THE LICENSEE OF THE OTHER CELLULAR SYSTEM, ALLOWING THE SAB EXTENSION,
IS OBTAINED.


                                                                FEDERAL
                                                                COMMUNICATIONS
                                                                COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

MOBILE RADIO AUTHORIZATION                        MISCELLCO COMMUNICATIONS, INC.
FCC FOR 463                                       120 W. CONGRESS ST. SUITE 500
                                                  JACKSON, MS 39201
COMMON CARRIER
DOMESTIC PUBLIC CELLULAR RADIO
  TELECOMMUNICATIONS SERVICE

                        CALL SIGN: KWKQ212                             Page 01
                        SYSTEM IDENTIFICATION NUMBER 1267
                        FILE NO: 01285-CL-L-94                         OPERATOR:
                        MARKET: 0440   KANSAS 13 - EDWARDS

                                        ORIGINAL GRANT DATE:   NOVEMBER 15, 1991
                                              DATE OF ISSUE:   FEBRUARY 14, 1994
                                            EXPIRATION DATE:     OCTOBER 1, 2001


AUTHORIZATION IS GRANTED FOR CELLULAR FREQUENCY BLOCK   A 1
  BASE:   879.990 THROUGH 889.980 MHZ
  MOBILE: 834.990 THROUGH 844.980 MHZ


LOCATION NO. 001:      LATITUDE:  37 38 08 N            LONGITUDE:  098 50 24 W
                       0.5 MILES SOUTH OF US-54 &
                       4.0 MILES WEST OF                COUNTY:  PRATT
                       CITY:  PRATT
                       STATE:  KANSAS

                       ANTENNA MARKINGS:  1,3,4,13,21

                       SEE THE ATTACHED CONDITIONS TO THIS AUTHORIZATION

                             WAIVERS AND CONDITIONS

                       THIS AUTHORIZATION DOES NOT CONVEY TO THE LICENSEE THE RIGHT TO RECEIVE PROTECTION FROM THE CAPTURE OF SUBSCRIBER TRAFFIC, CO-CHANNEL INTERFERENCE OR FIRST-ADJACENT-CHANNEL INTERFERENCE IN ANY AREA OUTSIDE OF THE AUTHORIZED CELLULAR GEOGRAPHIC SERVICE AREA (CGSA) OF THE SYSTEM. MOREOVER, ANY FACILITY AUTHORIZED HEREIN WITH A SERVICE AREA BOUNDARY (SAB) EXTENDING INTO THE CGSA OF ANY OTHER OPERATING CELLULAR SYSTEM ON THE SAME CHANNEL BLOCK, REGARDLESS OF WHEN SUCH OTHER CELLULAR SYSTEM WAS/IS AUTHORIZED, IS SUBJECT TO THE FOLLOWING
                       CONDITION: IN THE EVENT THAT THE LICENSEE OF THE OTHER CELLULAR SYSTEM REQUESTS THAT THE SAB OF THE FACILITIES AUTHORIZED HEREIN BE REMOVED FROM ITS CGSA, THE LICENSEE HEREIN MUST REDUCE TRANSMITTING POWER OR ANTENNA HEIGHT (OR BOTH) AS NECESSARY TO REMOVE THE SAB FROM THE CGSA, UNLESS WRITTEN CONSENT FROM THE LICENSEE OF THE OTHER CELLULAR SYSTEM, ALLOWING THE SAB EXTENSION, IS
                       OBTAINED.


                                                                  FEDERAL
                                                                  COMMUNICATIONS
                                                                  COMMISSION

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                          RADIO STATION AUTHORIZATION

MOBILE RADIO AUTHORIZATION                        MISCELLCO COMMUNICATIONS, INC.
FCC FORM 463                                      120 W. CONGRESS ST. SUITE 500
                                                  JACKSON, MS 39201
COMMON CARRIER
DOMESTIC PUBLIC CELLULAR RADIO
  TELECOMMUNICATIONS SERVICE

                        CALL SIGN: KWKQ226                             Page 01
                        SYSTEM IDENTIFICATION NUMBER 1255
                        FILE NO: 01290-CL-L-94                         OPERATOR:
                        MARKET: 0596   OKLAHOMA 1 - CIMARRON

                                        ORIGINAL GRANT DATE:   NOVEMBER 24, 1992
                                              DATE OF ISSUE:    FEBRUARY 8, 1994
                                            EXPIRATION DATE:     OCTOBER 1, 2002


AUTHORIZATION IS GRANTED FOR CELLULAR FREQUENCY BLOCK   A 1
  BASE:   879.990 THROUGH 889.980 MHZ
  MOBILE: 834.990 THROUGH 844.980 MHZ


LOCATION NO. 001:      LATITUDE:  36 40 26 N            LONGITUDE:  101 28 09 W
                       OFF SR-3, 0.4 MILES E OF SR-136
                       CITY:  GUYMON                    COUNTY:  TEXAS
                       STATE:  OKLAHOMA

                       ANTENNA MARKINGS:  1,3,12,21


                             WAIVERS AND CONDITIONS

                       THIS AUTHORIZATION DOES NOT CONVEY TO THE LICENSEE THE RIGHT TO RECEIVE PROTECTION FROM THE CAPTURE OF SUBSCRIBER TRAFFIC, CO-CHANNEL INTERFERENCE OR FIRST-ADJACENT-CHANNEL INTERFERENCE IN ANY AREA OUTSIDE OF THE AUTHORIZED CELLULAR GEOGRAPHIC SERVICE AREA (CGSA) OF THE SYSTEM. MOREOVER, ANY FACILITY AUTHORIZED HEREIN WITH A SERVICE AREA BOUNDARY (SAB) EXTENDING INTO THE CGSA OF ANY OTHER OPERATING CELLULAR SYSTEM ON THE SAME CHANNEL BLOCK, REGARDLESS OF WHEN SUCH OTHER CELLULAR SYSTEM WAS/IS AUTHORIZED, IS SUBJECT TO THE FOLLOWING
                       CONDITION: IN THE EVENT THAT THE LICENSEE OF THE OTHER CELLULAR SYSTEM REQUESTS THAT THE SAB OF THE FACILITIES AUTHORIZED HEREIN BE REMOVED FROM ITS CGSA, THE LICENSEE HEREIN MUST REDUCE TRANSMITTING POWER OR ANTENNA HEIGHT (OR BOTH) AS NECESSARY TO REMOVE THE SAB FROM THE CGSA, UNLESS WRITTEN CONSENT FROM THE LICENSEE OF THE OTHER CELLULAR SYSTEM, ALLOWING THE SAB EXTENSION, IS
                       OBTAINED.


                                                                  FEDERAL
                                                                  COMMUNICATIONS
                                                                  COMMISSION

                                                             FCC Form 702
                                                                Exhibit 1

                         MISCELLCO COMMUNICATIONS, INC.
                 POINT-TO-POINT MICROWAVE FACILITIES IN KANSAS

  Call                                       Exp.
  Sign          Location                     Date         Service
  ----          --------                     ----         -------
WLW521          HAYS, KS                   2/1/2001          CF
WLW522          RUSSELL, KS                2/1/2001          CF
                (Bunker Hill - Old Name)
WLW523          GREAT BEND, KS             2/1/2001          CF
WML263          COLBY, KS                  2/1/2001          CF
WML264          EDSON, KS                  2/1/2001          CF
WML487          WAKEENEY, KS               2/1/2001          CF
WML276          TEMPORARY FIXED            2/1/2001          CF

Blanket Special Temporary Authority - Granted May 17, 1994 and valid through November 17, 1994. Call Sign - WMM600.

APPLICATIONS ACCEPTED FOR FILING                            SEPTEMBER 5, 1990

POINT-TO-POINT MICROWAVE RADIO SERVICE:

PA      17449-CF-P-90   WILLIAMSPORT CELLULAR TELEPHONE COMPANY (WLW517)
        HUGHESVILLE. LAT. 41 13 09 North -- LONG. 76 41 43 West. License for new station - 6226.89H toward Berwick.

NY      17450-CF-P-90   ORANGE COUNTY CELLULAR TELEPHONE CORP (WLW518)
        MIDDLETOWN. LAT. 41 26 33 North -- LONG. 74 24 31 West. License for new station - 2174.8H toward Mt Lodge.

NY      17451-CF-P-90   SAME (WLW519) MT LODGE. LAT. 41 22 40 North -- LONG. 74
        08 06 West. License for new station - 2124.8H toward Middletown.

KS      17452-CF-P-90   MISCELLCO COMMUNICATIONS, INC. (WLW520) KJLS. LAT. 38
        55 20 North -- LONG. 99 21 11 West. License for new station - 2126.4V toward Hays.

KS      17453-CF-P-90   SAME (WLW521) HAYS. LAT. 38 51 16 North -- LONG. 99 22
        55 West. License for new station - 2176.4V toward KJLS and 2162.0H Russell.

KS      17454-CF-P-90   SAME (WLW522) RUSSELL. LAT. 38 49 26 North -- LONG. 98
        46 53 West. License for new station - 2115.2V toward Great Bend and 2112.0H toward Hays.

KS      17455-CF-P-90   SAME (WLW523) GREAT BEND. LAT. 38 24 25 North -- LONG.
        98 52 51 West. License for new station - 2165.2V toward Russell.

LA      17456-CF-P-90   SHREVEPORT CELLULAR TELEPHONE COMPANY (WLW524) STONER.
        LAT. 32 29 58 North -- LONG. 93 45 05 West. License for new station - 11265.0V toward HTSO and 11225.0V toward Blanchard.

LA      17457-CF-P-90   SAME (WLW525) MTSO. LAT. 32 27 41 North -- LONG. 93 49
        31 West. License for new station - 10775.0V toward Stoner.

LA      17458-CF-P-90   SAME (WLW526) BLANCHARD. LAT. 32 34 32 North -- LONG.
        93 52 07 West. License for new station - 10735.0V toward Stoner, 2128.0H toward Marshall, 2112.0H toward Fillmore, and 2115.20V toward Mira.

LA      17459-CF-P-90   LONGVIEW CELLULAR, INC. (WLW527) MARSHALL. LAT. 32 31
        18 North - LONG. 94 23 55 West. License for new station - 2178.0H toward Blanchard and 2176.4V toward Longview.

                                                             September 26, 1990

APPLICATIONS ACCEPTED FOR FILING:

POINT-TO-POINT MICROWAVE RADIO SERVICE:

AMENDMENT

KS 17454-CF-P-90 Hiscellco Communications, Inc. (WLW522). Bunker Hill, Kansas, Lat. 38 46 16 North - Long. 98 44 17 West: Application amended -- (a) to relocate station to foregoing geographic coordinate; (b) to change station name; and (c) to change to new azimuths toward stations at Great Bend (WLW523) and Hays (WLW521), Kansas. See public notice of 9-5-90.

KS 17455-CF-P-90 Hiscellco Communications, Inc. (WLW523). Great Bend, Kansas, Lat. 38 24 25 North - Long. 98 52 51 West: Application amended -- (a) to change receive station location from Russell to Bunker Hill (WLW522), Kansas and (b) to change to new azimuth toward Bunker Hill (WLW522), Kansas. See public notice of 9-5-90.

KS 17453-CF-P-90 Hiscellco Communications, Inc. (WLW521). Hays, Kansas, Lat. 38 51 16 North - Long. 99 22 55 West: Application amended -- (a) to change receive station location from Russell to Bunker Hill (WLW522), Kansas and (b) to change to new azimuth toward Bunker Hill (WLW522), Kansas. See public notice of 9-5-90.

ACTIONS TAKEN                                               DECEMBER 12, 1990

POINT-TO-POINT MICROWAVE RADIO SERVICE:

      FILE NUMBER    CARRIER                     GRANT DATE     INITIAL PN
      -----------    -------                     ----------     ----------
17147-CT-P/L-90      VILLAGE VIDEO PRODUCTION    12/06/90       10/31/90

17454/17456-CF-P-90  MISCELLCO COMMUNICATIONS    11/01/90       09/26/90

17499/17503-CF-P-90  UNION TELEPHONE COMPANY     10/24/90       09/19/90

15003/15004-CF-P-91  NEW MEXICO RSA 6            12/06/90       10/31/90

15005/15006-CF-P-91  MICRONET, INC.              12/06/90       10/31/90

15007/15008-CF-P-91  YOUNGSTOWN-WARREN           12/06/90       10/31/90
                      LIMITED PARTNERSHIP

15009/15010-CF-P-91  SOUTH BEND/HISHAWAKA HSA    12/06/90       10/31/90

15011/15012-CF-P-91  NORFOLK-VIRGINIA BEACH      12/06/90       10/31/90
                      PORTSMOUTH HSA LTD

15013/15028-CF-P-91  PACTEL CELLULAR, INC.       12/06/90       10/31/90

15029/15033-CF-P-91  SOUTHWESTERN BELL MOBILE    12/06/90       10/31/90
                      SYSTEMS, INC.

15034/15035-CF-P-91  U S WEST NEWVECTOR GROUP    12/06/90       10/31/90

15036/15037-CF-P-91  PACTEL CELLULAR             12/06/90       10/31/90

15041/15045-CF-P-91  WESTERN FLORIDA CELLULAR    12/06/90       10/31/90

15046-CF-P-91        MIDWESTERN RELAY CO.        12/06/90       10/31/90

15047/15050-CFF-P-91 RCI NETWORK SERVICES        12/06/90       10/31/90

15051/15052-CF-P-91  U S WEST NEWVECTOR GROUP    12/06/90       10/31/90

15053/15071-CF-P-91  NEW YORK CELLULAR GEO-      12/06/90       10/31/90
                      GRAPHIC SERVICE AREA


APPLICATIONS ACCEPTED FOR FILING                                OCTOBER 31, 1990

POINT-TO-POINT MICROWAVE RADIO SERVICE:

KS 15000-CF-P-91 HISCELLCO COMMUNICATIONS, INC. (WLW522) BUNKER HILL License to change transmit station location from Russell, Kansas to Bunker Hill, Kansas.

KS 15001-CF-P-91 SAME (WLW523) GREAT BEND. License to change transmit station location on frequency 2165.20V to Bunker Hill.

KS 15002-CF-P-91 SAME (WLW521) HAYS. License to change transmit location on frequency 2162.OH to Bunker Hill.

NM 15003-CF-P-91 NEW MEXICO RSA 6 PARTNERSHIP (WLW615) ALAMOGORDO. LAT. 32 49 47 NORTH -- LONG. 105 53 10 WEST. License for new station -- 2128.OV toward Downtown, NM.

NM 15004-CF-P-91 SAME (WLW616) DOWNTOWN. LAT. 32 54 46 NORTH -- LONG. 105 56 41 WEST. License for new station -- 2178.OV toward Alamogordo, NM.

TX 15005-CF-P-91 HICRONET, INC. (WLV858) AUSTIN. License to add frequencies; 17710.OV, 17830.OV, 17950.OV, and 18070.OV toward Dobie Center.

TX 15006-CF-P-91 SAME (WPE49) License to add frequency 22475.OV toward 1005 Congress.

PA 15007-CF-P-91 YOUNGSTOWN-WARREN LIMITED PARTNERSHIP (WLW617) GREENVILLE. LAT. 41 23 35 NORTH -- LONG. 80 19 28 WEST. License for new station -- 2162.OH toward Mercer, PA.

PA 15008-CF-P-91 SAME (WLM662) MERCER. License to add point -- 2112.OH toward Greenville, PA.

IN 15009-CF-P-91 SOUTH BEND/KHISHAWAKA HSA, LIMITED PARTNERSHIP (WLW618) LAKEVILLE. LAT. 41 32 18 NORTH -- LONG 86 16 40 WEST. License for new station -- 2112.OV toward N. Liberty, IN.

IN 15010-CF-P-91 SAME (WLN521) N. LIBERTY. License to add point -- 2162.OV toward Lakeville, IN.

LOCAL TELEVISION TRANSMISSION SERVICE:

        17147-CT-P/L-90 VILLAGE VIDEO PRODUCTION, INC. (KA86231) Any temporary location in the United States. License for new temporary location -- 1990-2110 MHz, 2450-248.3 MHz, 6425-6525 MHz, and 6875-7125 MHz.

APPLICATIONS ACCEPTED FOR FILING        Mar 20, 1991

POINT TO POINT MICROWAVE RADIO SERVICE:

THE FOLLOWING RENEWAL APPLICATIONS HAVE BEEN RECEIVED FOR THE TERM:
2/1/1991 THRU 2/1/2001:

TF 28595-CF-R-91 WLT450  MICROWAVE TELECOMMUNICATIONS, INC.

CA 28596-CF-R-91 KNK45   MICROWAVE SERVICE COMPANY/FRANK K. SPAIN D/B/A
CA 28597-CF-R-91 KNM56   MICROWAVE SERVICE COMPANY/FRANK K. SPAIN D/B/A
CA 28598-CF-R-91 WCU215  MICROWAVE SERVICE COMPANY/FRANK K. SPAIN D/B/A
CA 28599-CF-R-91 WHQ550  MICROWAVE SERVICE COMPANY/FRANK K. SPAIN D/B/A
CA 28600-CF-R-91 WLK878  MICROWAVE SERVICE COMPANY/FRANK K. SPAIN D/B/A

ID 28601-CF-R-91 WHD976  MIDVALE TELEPHONE EXCHANGE, INC.
ID 28602-CF-R-91 WHD977  MIDVALE TELEPHONE EXCHANGE, INC.

WI 28503-CF-R-91 WLJ69   MIDWESTERN RELAY COMPANY, A DIVISION OF [ILLEGIBLE]

WI 28604-CF-R-91 WHT379  MILWAUKEE TELEPHONE COMPANY
WI 28605-CF-R-91 WHT380  MILWAUKEE TELEPHONE COMPANY
WI 28606-CF-R-91 WHT381  MILWAUKEE TELEPHONE COMPANY
WI 28607-CF-R-91 WHT382  MILWAUKEE TELEPHONE COMPANY
WI 28608-CF-R-91 WHT383  MILWAUKEE TELEPHONE COMPANY
WI 28609-CF-R-91 WHT384  MILWAUKEE TELEPHONE COMPANY
WI 28610-CF-R-91 WHT385  MILWAUKEE TELEPHONE COMPANY
WI 28611-CF-R-91 WLK617  MILWAUKEE TELEPHONE COMPANY
WI 28612-CF-R-91 WLL742  MILWAUKEE TELEPHONE COMPANY
WI 28613-CF-R-91 WLM659  MILWAUKEE TELEPHONE COMPANY
WI 28614-CF-R-91 WLT482  MILWAUKEE TELEPHONE COMPANY
WI 28615-CF-R-91 WLU628  MILWAUKEE TELEPHONE COMPANY
WI 28616-CF-R-91 WLW436  MILWAUKEE TELEPHONE COMPANY

KS 28617-CF-R-91 WLW520  MISCELLCO COMMUNICATIONS, INC.
KS 28618-CF-R-91 WLW521  MISCELLCO COMMUNICATIONS, INC.
KS 28619-CF-R-91 WLW522  MISCELLCO COMMUNICATIONS, INC.
KS 28620-CF-R-91 WLW523  MISCELLCO COMMUNICATIONS, INC.

IA 28621-CF-R-91 WLM726  MISSISSIPPI VALLEY TRADING CO., INC
IA 28622-CF-R-91 WLM727  MISSISSIPPI VALLEY TRADING CO., INC
IA 28623-CF-R-91 WLM728  MISSISSIPPI VALLEY TRADING CO., INC
IA 28624-CF-R-91 WLM729  MISSISSIPPI VALLEY TRADING CO., INC

TX 28625-CF-R-91 WLK679  CARLTON L. HOLLAND D/B/A MOBAPHONE DISPATCH SERVICE CO.
TX 28626-CF-R-91 WLK680  CARLTON L. HOLLAND D/B/A MOBAPHONE DISPATCH SERVICE CO.
NM 28627-CF-R-91 WLL907  CARLTON L. HOLLAND D/B/A MOBAPHONE DISPATCH SERVICE CO.
NM 28628-CF-R-91 WLL908  CARLTON L. HOLLAND D/B/A MOBAPHONE DISPATCH SERVICE CO.
NM 28629-CF-R-91 WLL927  CARLTON L. HOLLAND D/B/A MOBAPHONE DISPATCH SERVICE CO.

                                                              MAY 15, 1991

ACTIONS TAKEN

POINT-TO-POINT MICROWAVE RADIO SERVICE:

THE FOLLOWING APPLICATIONS APPEARING ON PUBLIC NOTICE DATED MARCH 13, 1991 ARE GRANTED 4/18/91. EFFECTIVE DATE: 2/1/1991 THROUGH 2/1/2001

     25777 THROUGH 25789-CF-R-91   MOBILE COMMUNICATIONS CORP OF AMERICA
     23012 THROUGH 23015-CF-R-91   STANDARD TELEPHONE COMPANY
     22409 THROUGH 22423-CF-R-91   SYRACUSE TELEPHONE COMPANY
     22305 THROUGH 22312-CF-R-91   UNITED TELEPHONE COMPANY OF THE CAROLINAS
     22870 THROUGH 22877-CF-R-91   UTIGA TELEPHONE COMPANY
     22840 THROUGH 22845-CF-R-91   THE ST. THOMAS & SAN JUAN TELEPHONE CO. INC.
     25509 THROUGH 25598-CF-R-91   MIDWESTERN RELAY COMPANY
     22348 THROUGH 22376-CF-R-91   UNITED TELEPHONE COMPANY OF MISSOURI
     22915 THROUGH 22928-CF-R-91   SOUTHERN OHIO TELEPHONE COMPANY
     22929 THROUGH 22961-CF-R-91   NORTHERN OHIO TELEPHONE COMPANY
     21779 THROUGH 21953-CF-R-91   MICRONET, INC.
     25072 THROUGH 25081-CF-R-91   TELSTAR COMMUNICATIONS, INC.

THE FOLLOWING APPLICATIONS APPEARING ON PUBLIC NOTICE DATED MARCH 20 1991 ARE GRANTED 4/24/91. EFFECTIVE DATE: 2/1/1991 THROUGH 2/1/2001

     28517 THROUGH 28538-CF-R-91   TELECOM RELAY
     28539 THROUGH 28542-CF-R-91   TELCOM NETWORK CORP.
     28543 THROUGH 28546-CF-R-91   MARSHALL 431 CP, INC.
     28547 THROUGH 28551-CF-R-91   MAX BANGERTER/MICROWAVE TELECOMMUNICATIONS
     28552 THROUGH 28556-CF-R-91   HCCELLULAR CORPORATION
     28557-CF-R-91                 MEGA COMM, INC.
     28558 THROUGH 28564-CF-R-91   MEMPHIS SMSA LIMITED PARTNERSHIP
     28565 THROUGH 28573-CF-R-91   METROMEDIA PAGING SERVICES, INC.
     28574 THROUGH 28575-CF-R-91   MEGASTAR INC.
     28576 THROUGH 28578-CF-R-91   METROPLEX TELEPHONE COMPANY
     28579 THROUGH 28584-CF-R-91   MICROBAND CORPORATION OF AMERICA
     28585-CF-R-91                 MICRO RELAY, INC.
     28586 THROUGH 28595-CF-R-91   MICROWAVE TELECOMMUNICATIONS, INC.
     28596 THROUGH 28600-CF-R-91   MICROWAVE SERVICE CO/FRANK K. SPAIN
     28601 THROUGH 28602-CF-R-91   MIDVALE TELEPHONE EXCHANGE, INC.
     28603-CF-R-91                 MIDWESTERN RELAY CO.
     28604 THROUGH 28616-CF-R-91   MILWAUKEE TELEPHONE COMPANY
     28617 THROUGH 28620-CF-R-91   MISCELLCO COMMUNICATIONS, INC.
     28621 THROUGH 28624-CF-R-91   MISSISSIPPI VALLEY TRADING CO, INC.
     28625 THROUGH 28629-CF-R-91   CARLTON L. HOLLAND/MOBAPHONE DISPATCH SERVICE
     28630 THROUGH 28635-CF-R-91   MOBILE MARINE RADIO, INC.
     28636 THROUGH 28639-CF-R-91   MOBILE SATELLITE COMMUNICATIONS, INC.
     28640-CF-R-91                 MONROE COUNTY TELEPHONE CO.
     28641-CF-R-91                 MONROEVILLE TELEPHONE COMPANY, INC.
     28642-CF-R-91                 MOAPA VALLEY TELEPHONE COMPANY
     28643-CF-R-91                 MOUNDRIDGE TELEPHONE COMPANY
     28644-CF-R-91                 MOUNTAIN HOME TELEPHONE COMPANY

APPLICATIONS ACCEPTED FOR FILING        Dec 11, 1991

POINT TO POINT MICROWAVE RADIO SERVICE:

THE FOLLOWING APPLICATIONS HAVE BEEN RECEIVED FOR CONDITIONAL LICENSES:

OK 15148-CF-P-92  DAIL257       OKLAHOMA WESTERN TELEPHONE COMPANY
        Station Location: TALIHINA, OK Lat. 34 45 01 N. - Long. 95 10 42 W. Application Purpose is to construct new station
        2185.2V toward Clayton.

OK 15149-CF-P-92  DAIL258       OKLAHOMA WESTERN TELEPHONE COMPANY
        Station Location: CLAYTON, OK Lat. 34 35 13 N. - Long. 95 21 14 W. Application Purpose is to construct new station
        2185.2V toward Buffalo Mtn.

TX 15150-CF-P-92  DAIL259       ROY TARTAGLIA
        Station Location: ARLINGTON, TX Lat. 32 44 22 N. - Long. 97 06 43 W. Application Purpose is to construct new station station transmitting to various points in Ft. Worth PMSA on frequency band 27.5 - 28.5 GHz (H & V).

VA 13151-CF-P-92  DAIL260       WILLIAM P. TAVOULAREAS, JR.
        Station Location: NORFOLK, VA Lat. 35 48 38 N. - Long. 96 18 57 W. Application Purpose is to construct new station transmitting to various points in Norfolk PMSA on frequency band 27.5 - 28.5 GHz (H & V).

WI 15152-CF-P-92  DAIL261       CLAY MARSTON
        Station Location: MILWAUKEE, WI Lat. 43 02 18 N. - Long. 97 54 05 W. Application Purpose is to construct new station transmitting to various points in Milwaukee PMSA on frequency bands 27.5 - 28.5 GHz (H & V).

CT 15153-CF-P-92  DAIL262       BRUCE G. MCNEILL
        Station Location: AVON, CT Lat. 41 45 30 N. - Long. 72 48 04 W. Application Purpose is to construct new station transmitting to various points in Hartford, CT on frequency bands 27.5 - 28.5 GHz (H & V).

KS 15154-CF-P-92  DAIL263       MISCELLCO COMMUNICATIONS, INC.
        Station Location: COLBY, KS Lat. 39 24 02 N. - Long. 100 58 44 W. Application Purpose is to construct new station
        2165.2V toward Edson.

KS 15155-CF-P-92  DAIL264       MISCELLCO COMMUNICATIONS, INC.
        Station Location: EDSON, KS Lat. 39 23 19 N. - Long. 101 33 34 W. Application Purpose is to construct new station
        2115.2V toward Colby.

PR 15156-CF-P-92  DAIL265       SAN JUAN CELLULAR TELEPHONE CO.
        Station Location: AGUAS BUENAS, PR Lat. 18 16 51 N. - Long. 85 08 38 W. Application Purpose is to construct new station
        10616.25V toward 192 El Leberinto.

APPLICATIONS ACCEPTED FOR FILING        Dec 28, 1991

POINT TO POINT MICROWAVE RADIO SERVICE:

THE FOLLOWING APPLICATIONS HAVE BEEN RECEIVED FOR CONDITIONAL LICENSES:

TN 15190-CF-MP-92  WLB812  UNITED STATES CELLULAR TELEPHONE COMPANY
                           (GREATER KNOXVILLE)
        Station Location: KNOXVILLE, TN Lat. 35 08 41 N. - Long. 83 55 45 W. Application Purpose is to add new point of communication
        2171.6V toward Pigeon Forge.

TN 15191-CF-P-92  WLM274  UNITED STATES CELLULAR TELEPHONE COMPANY
                           (GREATER KNOXVILLE)
        Station Location: PIGEON FORGE, TN Lat. 35 48 24 N. - Long. 83 29 25 W. Application Purpose is to construct new station
        2171.6V toward Sharps Ridge and 2112.DH toward Danridge.

TN 15192-CF-P-92  WHL275  UNITED STATES CELLULAR TELEPHONE COMPANY
                           (GREATER KNOXVILLE)
        Station Location: DANDRIDGE, TN Lat. 35 02 52 N. - Long. 83 26 18 W. Application Purpose is to construct new station
        2152.OH toward Pigeon Forge.

TN 15193-CF-P-92  WLM897  MICHIANA METRONET, INC.
        Station Location: FORT WAYNE, IN Lat. 41 09 58 N. - Long. 85 05 59 W. Application Purpose is to add new point of communication
        2171.6V toward Auburn.

TN 15194-CF-P-92  WLM943  MICHIANA METRONET, INC.
        Station Location: AUBURN, IN Lat. 41 21 31 N. - Long. 85 07 12 W. Application Purpose is to add new point of communication
        2121.6V toward Litel Pep.

OH 15251-CF-L-92  WLL436  TOLEDO CELLULAR TELEPHONE COMPANY
        Station Location: TOLEDO, OH Lat. 41 38 35 N. - Long. 83 35 15 W. Application Purpose is to

OH 15252-CF-L-92  WLL437  TOLEDO CELLULAR TELEPHONE COMPANY
        Station Location: WHITEHOUSE, OH Lat. 41 31 53 N. - Long. 83 51 24 W. Application Purpose is to

VA 15511-CF-P-92  WGM846  OVERSEAS TELECOMMUNICATIONS, INC.
        Station Location: TYSONS CORNER, VA Lat. 38 54 58 N. - Long. 77 13 37 W. Application Purpose is to add frequency(ies)

KS 15312-CF-P/L-92  WML276  MISCELLCO COMMUNICATIONS, INC.
        Station Location: NOME, KS Lat. 00 00 00 N. - Long. 00 00 00 W. Application Purpose is to construct new station
        For temporary Main station in the state of Kansas -- 2118-2130 MHz; 2160-2180 MHz; 5925-6425 MHz; 10550-10585 MHz; 10615-10630 MHz;
        17700-18820 MHz; 18820-19150 MHz; 21200-21800 MHz; 22500-23000 MHz.

CA 15315-CF-P-92  WOW578  PACTEL OF CALIFORNIA
        Station Location: RAFAEL, CA Lat. 37 55 44 N. - Long. 122 35 11 W. Application Purpose is to decrease transmitting antenna structure height on frequencies 2170.8DH toward Hayward and 2163.60V toward Mt. Vaca.

POINT TO POINT MICROWAVE RADIO SERVICE                                                  Jan 22, 1992

ACTIONS TAKEN:

State-File Number-Call Sign-Applicant                                       Station Name       Station Coordinates

CT      15147-CF-P/L-92 (KAB6231) VILLAGE VIDEO PRODUCTIONS, INC.           TEMPORARY FIXED    Lat.    CO 00 N. - Long.    00 00 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

OK      15148-CF-P-92 (WML257) OKLAHOMA WESTERN TELEPHONE COMPANY            BUFFALO MTN       Lat. 34 45 01 N. - Long. 95 10 42 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

OK      15149-CF-P-92 (WML258) OKLAHOMA WESTERN TELEPHONE COMPANY            CLAYTON           Lat. 34 35 13 N. - Long. 95 21 14 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

KS      15154-CF-P-92 (WML263) MISCELLCO COMMUNICATIONS, INC.                COLBY             Lat. 39 24 02 N. - Long. 100 58 44 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

KS      15155-CF-P-92 (WML264) MISCELLCO COMMUNICATIONS, INC.                EDSON             Lat. 39 23 19 N. - Long. 101 33 34 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

PR      15156-CF-P-92 (WML080) SAN JUAN CELLULAR TELEPHONE CO.               1D2T-WXAQ         Lat. 18 13 51 N. - Long. 88 06 38 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

PR      15157-CF-P-92 (WML285) SAN JUAN CELLULAR TELEPHONE CO.               192-EL LABERINTO  Lat. 18 13 51 N. - Long. 88 06 03 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

OH      15158-CF-P-92 (WLB916) ODOM CORPORATION                              CLEVELAND TE      Lat. 41 28 83 N. - Long. 81 41 39 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

OH      15159-CF-P-92 (WLB917) ODOM CORPORATION                              WARRENSVILLE      Lat. 41 28 83 N. - Long. 81 30 18 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

NC      15160-CF-P-92 (WLW514) RALEIGH-DURHAM USA LIMITED PARTNERSHIP.,      INGARNER          Lat. 35 35 21 N. - Long. 78 34 35 W.
        C/O UNITED TELESPECTRUM,
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

OH      15161-CF-P-92 (WLM229) ODOM CORPORATION                              BROOKSVILLE       Lat. 39 50 53 N. - Long. 84 22 35 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

OH      15162-CF-P-92 (WLA234) ODOM CORPORATION                              LEWISBURG         Lat. 39 49 45 N. - Long. 84 35 49 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

OH      15163-CF-P-92 (WLK879) ODOM CORPORATION                              LORAIN 1A         Lat. 41 28 11 N. - Long. 81 59 28 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

OH      15164-CF-P-92 (WML268) ODOM CORPORATION                              BAY VILLAGE       Lat. 41 36 42 N. - Long. 81 65 11 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

OH      15165-CF-P-92 (WML702) ODOM CORPORATION                              OREGONIA          Lat. 39 25 41 N. - Long. 84 05 06 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

OH      15166-CF-P-92 (WML287) ODOM CORPORATION                              LEBANON           Lat. 37 24 09 N. - Long. 84 10 30 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

OH      15167-CF-P-92 (WLT288) ODOM CORPORATION                              SPRINGFIELD       Lat. 39 57 03 N. - Long. 83 42 05 W.
        GRANTED: 01/16/1992 application appearing on public notice dated
        12/11/1991.

POINT TO POINT MICROWAVE RADIO SERVICE                                                     Feb 05, 1992

ACTIONS TAKEN:

State-File Number-Call Sign-Applicant                                          Station Name  Station Coordinates

IN   15194-CF-P-92 (WLK943) MICHIANA METRONET, INC.                            AUBURN        Lat. 41 21 31 N. - Long. 85 07 12 W.
     GRANTED: 01/30/1992 application appearing on public notice dated
     12/26/1991.

VA   15311-CF-P-92 (WGW846) OVERSEAS TELECOMMUNICATIONS, INC.                  TYSSON, VA    Lat. 38 54 58 N. - Long. 77 13 37 W.
     GRANTED: 01/30/1992 application appearing on public notice dated
     12/26/1991.

MS   15312-CF-P/L-92 (WML270) MISCELLCO COMMUNICATIONS, INC.
     GRANTED: 01/30/1992 application appearing on public notice dated
     12/26/1991.

CA   15315-CF-P-92 (WGW578) PACTEL PAGING OF CALIFORNIA                        MT TAMALPAS   Lat. 37 55 44 N. - Long. 122 35 11 W.
     GRANTED: 01/30/1992 application appearing on public notice dated
     12/26/1991.

POINT TO POINT MICROWAVE RADIO SERVICE                                                     Jun 10, 1992

ACTIONS TAKEN:

State-File Number-Call Sign-Applicant                                          Station Name     Station Coordinates

VA      15808-CF-P-92 (WML485) SOUTHWEST VIRGINIA CELLULAR TELEPHONE INC.       MARION          Lat. 38 54 06 N. - Long. 81 32 34 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

KS      15809-CF-P-92 (WLW521) MISCELLCO COMMUNICATIONS, INC.                   HAYS            Lat. 38 51 16 N. - Long. 98 22 65 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

KS      15810-CF-P-92 (WML487) MISCELLCO COMMUNICATIONS, INC.                   MCWEENEY        Lat. 39 00 58 N. - Long. 99 51 30 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

OH      15815-CF-P-92 (WLS710) TOLEDO USA LIMITED PARTNERSHIP                   A W TRAIL       Lat. 41 39 34 N. - Long. 83 32 29 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

OH      15816-CF-P-92 (WLB942) TOLEDO USA LIMITED PARTNERSHIP                   MUNEE           Lat. 41 35 50 N. - Long. 83 39 20 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

WA      15817-CF-P-92 (WML492) WESTERN SUB-RSA LIMITED PARTNERSHIP
        OF RICHLAND                                                             WHISKEY RIDGE   Lat. 47 08 12 N.- Long. 120 11 17 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

WA      15818-CF-P-92 (WLS689) UNITED STATES CELLULAR OPERATING COMPANY
        OF RICHLAND                                                             DENVER          Lat. 48 51 00 N.- Long. 120 34 31 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

OH      15819-CF-P-92 (WML493) MINFORD CELLULAR TELEPHONE COMPANY               CHIILLICOTHE    Lat. 39 20 49 N. - Long. 82 85 39 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

OH      15820-CF-P-92 (WML494) MINFORD CELLULAR TELEPHONE COMPANY               PIKETON         Lat. 39 04 02 N. - Long. 83 00 10 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

TX      15821-CF-P-92 (WML495) TEXAS RSA NO. 1581 LIMITED PARTNERSHIP           LAMPASAS        Lat. 31 02 32 N. - Long. 83 09 23 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

TX      15822-CF-P-92 (WML496) TEXAS RSA NO. 1581 LIMITED PARTNERSHIP           BURNET          Lat. 30 49 41 N. - Long. 38 15 47 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

TX      15823-CF-P-92 (WML497) TEXAS RSA NO. 1581 LIMITED PARTNERSHIP           HOG MTN.        Lat. 31 07 50 N. - Long. 97 54 17 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

OK      15824-CF-P-92 (WML498) STILLWATER CELLULAR TELEPHONE COMPANY            STILLWATER      Lat. 36 07 11 N. - Long. 96 57 35 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

OK      15825-CF-P-92 (WML499) STILLWATER CELLULAR TELEPHONE COMPANY            GUTHRIE         Lat. 35 53 58 N. - Long. 97 20 45 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

OK      15826-CF-P-92 (WML500) STILLWATER CELLULAR TELEPHONE COMPANY            CHANDLER        Lat. 35 45 89 N. - Long. 96 52 36 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

OK      15827-CF-P-92 (WML501) STILLWATER CELLULAR TELEPHONE COMPANY            PERRY           Lat. 38 19 20 N. - Long. 97 16 01 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

OK      15828-CF-P-92 (WML502) STILLWATER CELLULAR TELEPHONE COMPANY            TOMKAWA         Lat. 38 41 23 N. - Long. 97 12 41 W.
        Granted: 06/04/1992 application appearing on public notice dated
        04/29/1992.

                                                                                                          Page 14
-----------------------------------------------------------------------------------------------------------------
File No.               Applicant                                                City                       State
Call Sign              Action                                                   Latitude (W)       Longitude (W)
Receive Station                              Transmit Frequency (WHz)
-----------------------------------------------------------------------------------------------------------------
20450-CF-L-92          Southwestern Bell Telephone Co                      Jessieville                       AR
WMI200                 CON                                                 34 43 47                    93 13 30

20451-CF-L-92          Southwestern Bell Telephone Co                      Pine Ridge                        AR
WMI201                 CON                                                 34 35 03                    93 56 11

20453-CF-HL-92         U S West Communications Inc                         Ogden                             UT
KPR77                  CON                                                 41 13 04                   111 58 07
                                        10855.00    11015.00

20454-CF-NL-92         U S West Communications Inc                         Plain City                        UT
KPS98                  CON                                                 41 16 25                   112 14 13
                                        11465.00    11625.00

20435-CF-L-92          South 5 RSA Limited Partnership dba Br              New Castle                        TX
                       CON                                                 33 10 52                    98 51 13

20456-CF-L-92          Miscellco Communications Inc                        Wakeany                           KS
WNL487                 CON                                                 39 00 56                    99 51 30

20457-CF-L-92          Miscellco Communications Inc                        Hays                              KS
WLW521                 CON                                                 38 51 16                    99 22 55

20458-CF-L-92          U S West NewVector Group Inc                        Glendale                          AZ
WLW210                 CON                                                 33 38 23                   112 11 29

20459-CF-L-92          U S West NewVector Group Inc                        Waddell                           AZ
WLA990                 CON                                                 33 36 09                   112 26 04

20460-CF-L-92          U S West NewVector Group Inc                        Phoenix                           AZ
WLW465                 CON                                                 33 35 40                   112 05 10

20461-CF-L-92          U S West NewVector Group Inc General P              Tucson                            AZ
WLC868                 CON                                                 32 18 43                   110 58 45

20462-CF-L-92          U S West NewVector Group Inc General P              Tucson                            AZ
WMK539                 CON                                                 32 13 22                   110 58 36

20463-CF-L-92          GTE Hawaiian Telephone Company Incorpo              Kahului                           HI
                       MOD                                                 20 54 13                   156 25 45
KUP41                                   10558.750

20464-CF-P-92          GTE Hawaiian Telephone Company Incorpo              Wailuku                           HI
KUP41                  MOD                                                 20 53 24                   156 30 21
                                        10623.750

                                                                                                       Page 24
 -------------------------------------------------------------------------------------------------------------
 File No.               Applicant                                           City                       State
 Call Sign              Action (Conditional File # Covered)                 Latitude (W)       Longitude (W)
 Receive Station                          Transmit Frequency (WHz)
 -------------------------------------------------------------------------------------------------------------
 00514-CF-P-93                AT&T Communications of the South Centr                                      LA
                              NEW                                           32 30 34                93 44 53
                                                  5974.8       6004.8
                                                  6063.8       6123.1

 00615-CF-P-93                Miscellco Communications Inc                  Russell                       KS
 WLW522                       HOD                                           38 53 36                98 54 02
 WLW523 WLW521                                    2115.2       2112

 00616-CF-P-93                Miscellco Communications Inc                  Hoiser                        KS
 WLW523                       HOD                                           38 24 25                98 52 51
 WLW522                                           2165.2

 00617-CF-P-93                Miscellco Communications Inc                  Hays                          KS
 WLW521                       HOD                                           38 51 16                09 22 55
 WLW522                                           2162.

 00622-CF-P-93                Georgia 8 Cellular Limited Partnership        Statesboro                    GA
                              NEW                                           32 22 53                81 46 27
 Metter GA                                        2162

 00623-CF-P-93                Georgia 8 Cellular Limited Partnership        Metter                        GA
                              NEW                                           32 30 07                82 08 36
 Statesboro GA                Swainesboro GA      2112         3128
                                                  2121.6

 00624-CF-P-93                Georgia 8 Cellular Limited Partnership        Swainesboro                   GA
                              NEW                                           32 32 37                82 18 08
 Metter GA                                        2178

 00625-CF-P-93                Georgia 8 Cellular Limited Partnership        Morristown                    GA
                              NEW                                           Junction                82 29 21
                                                                            32 32 05
 Metter GA                                        2171.6

 00626-CF-P-93                PC Cellular of Kentucky LP                    Paducah                       KY
 WHL638                       HOD                                           37 01 48                88 38 91
 WHL639 WHL640                Ganntown KY         2171.6       2174.8
                                                  2168.4

 00627-CF-P-93                PC Cellular of Kentucky LP                    Draffenville                  KY
 WHL639                       HOD                                           36 54 37                88 21 25
 WHL638                                           2171.6

 00628-CF-P-93                PC Cellular of Kentucky LP                    Hayfield                      KY
                              HOD                                           36 46 18                88 39 36
 WHL638                                           2124.8

                                                                                                     Page 4
 ----------------------------------------------------------------------------------------------------------
 File No.               Applicant                                    Status       Statusdate    Call Sign
 ----------------------------------------------------------------------------------------------------------
 9300277                Cellular Inc Network Corporation                G           09/01/93      WMN228

 9300278                Cellular Inc Network Corporation                G           09/01/93      WMN229

 9300554                Dutchess County Cellular Telephone Compa        G           08/31/93      WLX733

 9300555                Dutchess County Cellular Telephone Compa        G           08/31/93      WLT508

 9300560                Great Seal Cellular Limited Partnership         G           08/31/93      WMJ862

 9300561                Great Seal Cellular Limited Partnership         G           08/31/93      WMN203

 9300563                GTE Mobilnet of Santa Barbara Limited Pa        G           08/31/93      WMI718

 9300575                McCaw Communications of the Mid South In        G           08/31/93      WMN205

 9300576                McCaw Communications of the Mid South In        G           08/31/93      WMN206

 9300577                McCaw Communications of the Mid South In        G           08/31/93      WMN207

 9300578                McCaw Communications of the Mid South In        G           08/31/93      WMN208

 9300581                EMI Communications Corporation                  G           08/31/93      WLN464

 9300582                EMI Communications Corporation                  G           08/31/93      WHD941

 9300585                Microwave Service Company                       G           08/31/93      KNX45

 9300615                Miscellco Communications Inc                    G           08/31/93      WLW522

 9300616                Miscellco Communications Inc                    G           08/31/93      WLW523

 9300617                Miscellco Communications Inc                    G           08/31/93      WLW521

 9300626                PC Cellular of Kentucky LP                      G           08/31/93      WHN220

 9300627                PC Cellular of Kentucky LP                      G           08/31/93      WHN221

 9300628                PC Cellular of Kentucky LP                      G           08/31/93      WHN222

 9300629                PC Cellular of Kentucky LP                      G           08/31/93      WHN223

 9300648                Florida Cellular Service Inc                    G           09/01/93      WLU653

 9300649                Florida Cellular Service Inc                    G           09/01/93      WLL957

 9300650                Florida Cellular Service Inc                    G           09/01/93      WLL960

 9300655                EMI Communications Corporation                  G           09/01/93      WHQ676

 9300656                EMI Communications Corporation                  G           09/01/93      KGJ35

 9300657                EMI Communications Corporation                  G           09/01/93      KGO28

 9300658                EMI Communications Corporation                  G           09/01/93      KGO27

                                                                                                      Page 10
 -------------------------------------------------------------------------------------------------------------
 File No.               Applicant                                          City                 State
 Call Sign              Action (Conditional File # Covered)                Latitude (N)         Longitude (W)
 Receive Station                          Transmit Frequency (MHz)
 -------------------------------------------------------------------------------------------------------------
 9401720                  Kansas RSA 5 Inc                                 Leavenworth                   KS
 WHM914                   MOD                                              39 17 52                94 56 15
 ATCHISON MO                          2162

 9401721                  Kansas RSA 5 Inc                                 Baker                         KS
                          NEW                                              39 45 10                95 33 46
 ATCHISON MO                          2174.8

 9401722                  Dallas Forth Worth Teleport Limited              Dallas                        TX
                          NEW                                              32 55 17                96 46 22
 CENTRAL II TX MCNEEL TX              22575.0     22875.0
                                      11095.0     10975.0

 9401723                  Dallas Forth Worth Teleport Limited              Dallas                        TX
                          NEW                                              32 55 23                96 46 32
 PARK CENTRAL TX                      21375.0     21675.0

 9401724                  MCI Telecommunications Corporation               McAllen                       TX
 WHS982                   CON (03043-CF-P-93)                              26 12 04                98 13 53

 9401725                  MCI Telecommunications Corporation               Edcouch                       TX
 WHS920                   CON (03044-CF-P-93)                              26 18 41                97 57 42

 9401726                  MCI Telecommunications Corporation               Sadieville                    KY
 WHA459                   CON (03969-CF-P-93)                              38 33 20                84 27 50

 9401727                  MCI Telecommunications Corporation               Paris                         KY
 WHA460                   CON (03970-CF-P-93)                              38 14 33                84 11 41

 9401728                  MCI Telecommunications Corporation               Lexington                     KY
 WHA461                   CON (03971-CF-P-93)                              38 02 22                84 34 11

 9401729                  MCI Telecommunications Corporation               Lexington                     KY
 WHO559                   CON (03972-CF-P-93)                              38 02 35                84 29 36

 9401730                  Bay Area Cellular Telephone Company
 WMN721                   CON

 9401731                  Bay Area Cellular Telephone Company
 WMN722                   CON

 9401732                  Miscellco Communications Inc                     Colby                         KS
 WML263                   MOD                                              39 22 19               101 02 23
 WML264                               2165.2

 940133                   Miscellco Communications Inc                     Edson                         KS
 WML264                   MOD                                              39 23 19               101 33 34
 WML273                               2115.2

                                                                Rpt. No. 1072

                                                                                     3/2/94       Page 17
 ---------------------------------------------------------------------------------------------------------
 File No.               Applicant                                   Status       Statusdate     Call Sign
 ---------------------------------------------------------------------------------------------------------
 9401531                GTE Southwest Incorporated                      G           02/16/94      WAD96

 9401532                GTE Southwest Incorporated                      G           02/16/94      WAD97

 9401533                GTE Southwest Incorporated                      G           02/16/94      WAD98

 9401534                GTE Southwest Incorporated                      G           02/16/94      WAD99

 9401557                Commden Limited                                 G           02/17/94      WHQ838

 9401558                Commden Limited                                 G           02/17/94      WHQ839

 9401616                Syracuse Telephone Company                      G           02/17/94      WLC592

 9401617                Syracuse Telephone Company                      G           02/17/94      WLX618

 9401618                Syracuse Telephone Company                      G           02/17/94      WHK958

 9401619                Syracuse Telephone Company                      G           02/17/94      WLH330

 9401631                Nevada 2 Cellular Corporation                   G           02/17/94      WHQ842

 9401632                Nevada 2 Cellular Corporation                   G           02/17/94      WWN558

 9401633                Nevada 2 Cellular Corporation                   G           02/17/94      WHQ843

 9401634                Nevada 2 Cellular Corporation                   G           02/17/94      WHQ844

 9401635                Nevada 2 Cellular Corporation                   G           02/17/94      WHN565

 9401660                Atlantic Cellular Telephone Corporation         G           02/17/94      WHQ845

 9401661                Atlantic Cellular Telephone Corporation         G           02/17/94      WHN727

 9401711                United Utilities Inc                            G           02/18/94      WHQ860

 9401732                Miscellco Communications Inc                    G           02/18/94      WHL263

 9401733                Miscellco Communications Inc                    G           02/18/94      WHL264

 9401739                Nevada Bell                                     G           02/18/94      WWQ852

 9401740                Nevada Bell                                     G           02/18/94      WWQ853

 9401752                RFB Cellular Incorporated                       G           02/18/94      WWQ284

 9401753                RFB Cellular Incorporated                       G           02/18/94      WWQ855

 9401754                RFB Cellular Incorporated                       KIL         02/18/94

 9401815                PA 3 Wireline Settlement Partnership            G           02/17/94      WHK647

 9401816                C Tec Cellular Centre County Incorporato        G           02/17/94      WLL417

 9401817                C Tec Cellular Centre County Incorporato        G           02/17/94      WHQ849

                                 SCHEDULE 3.19


                  Seller's Lists of All Policies of Insurance

                                 SCHEDULE 3.19

                               INSURANCE POLICIES

                               TABLE OF CONTENTS


 1.     Commercial Coverage

 2.     Business Auto Coverage

 3.     Garage Keepers Coverage

 4.     Commercial General Liability

 5.     Installation Floater

 6.     Sign Coverage

 7.     Transit Coverage

 8.     Communication Towers and Equipment

 9.     Worker's Compensation

10.     Umbrella Policy

[CNA LOGO]                                              DECLARATIONS
                                               YOUR SERVICE INDUSTRY PACKAGE
                 RENEWAL DECLARATION


--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO     COVERAGE IS PROVIDED BY      AGENCY
--------------------------------------------------------------------------------
 A4 07779983    08/01/94      08/01/95   TRANSPORTATION INSURANCE CO.  037906310
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
        MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
        DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
        P.O. BOX 24328                          HAYS  KS  67601
        JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               COMMERCIAL PROPERTY COVERAGE PART - DECLARATIONS

                        ( X ) "X" IF SUPPLEMENTAL DECLARATIONS IS ATTACHED

--------------------------------------------------------------------------------
NAMED INSURED IS:  (  ) INDIVIDUAL     (  ) PARTNERSHIP     ( X ) CORPORATION
                   (  ) JOINT VENTURE  (  ) OTHER:
--------------------------------------------------------------------------------
POLICY PERIOD:  THIS POLICY BECOMES EFFECTIVE AND EXPIRES AT 12:01 A.M.
                STANDARD TIME AT YOUR MAILING ADDRESS SHOWN ABOVE.
--------------------------------------------------------------------------------
    IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL THE TERMS CONTAINED HEREIN, WE AGREE WITH YOU TO PROVIDE THE INSURANCE AS STATED.
--------------------------------------------------------------------------------
DESCRIPTION OF PREMISES
--------------------------------------------------------------------------------
PREM.   BLDG.   LOCATION, CONSTRUCTION AND OCCUPANCY
 NO.     NO.
001     001     2000 VINE; HAYS, KS 67601
                JOISTED MASONRY   COMMUNICATION EQUIPMENT INST/SERV/REPAIR
002     001     2110 EAST 10TH STREET; GREAT BEND, KS 67530
                FRAME     OFFICE
007     001     1509 W. WYATT EARP, SUITE 2; DODGE CITY, KS 67801
                FRAME     OFFICE
--------------------------------------------------------------------------------
COVERAGES PROVIDED -- INSURANCE AT THE DESCRIBED PREMISES APPLIES ONLY FOR
                      COVERAGES FOR WHICH A LIMIT OF INSURANCE IS SHOWN.
--------------------------------------------------------------------------------
PREM.   BLDG.      COVERAGE           LIMIT OF     COVERED CAUSES  +COINSURANCE
 NO.     NO.                         INSURANCE        OF LOSS
001     001     BUILDING              125,000         SPECIAL           90%
                PERS PROP INSURED      30,000         SPECIAL           90%

002     001     PERS PROP INSURED       5,000         SPECIAL           90%

007     001     PERS PROP INSURED       5,000         SPECIAL           90%

                             + IF EXTRA EXPENSE COVERAGE, LIMITS AT LOSS PAYMENT



/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]


--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A4 07779483    08/01/94      08/01/95   TRANSPORTATION INSURANCE CO. 037906310
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
        MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
        DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
        P.O. BOX 24328                          HAYS  KS  67601
        JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              CHANGE ENDORSEMENT

   ***  THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.  ***

THIS ENDORSEMENT IS A PART OF YOUR POLICY AND TAKES EFFECT ON THE EFFECTIVE DATE OF YOUR POLICY, UNLESS ANOTHER EFFECTIVE DATE IS SHOWN BELOW.

--------------------------------------------------------------------------------
**** PROPERTY ****

LOC BLDG        COVERAGE             LIMIT OF    COVERED CLAUSE      COINSURANCE
                                     INSURANCE      OF LOSS

001 001         PERS PROP INSURED       30000        SPECIAL            90%
OPTIONAL COVERAGES: -- NONE --

REASON: CHANGED COVERAGE                                   CHANGE DATE: 09/13/94

LOC BLDG        COVERAGE             LIMIT OF    COVERED CLAUSE      COINSURANCE
                                     INSURANCE      OF LOSS

032 001         PERS PROP INSURED      400000        SPECIAL            90%
OPTIONAL COVERAGES: -- NONE --

REASON: CHANGED COVERAGE                                   CHANGE DATE: 09/13/94


--------------------------------------------------------------------------------
POLICY CHANGE NO.               EFFECTIVE DATE OF THIS POLICY CHANGE
----------------------------    ------------------------------------------------


COUNTERSIGNED                           BY:
              ------------------------     -------------------------------------
                      DATE                       AUTHORIZED REPRESENTATIVE


P-56015-B (11/91 ED.)


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]                                              DECLARATIONS
                                              YOUR SERVICE INDUSTRY PACKAGE

        RENEWAL DECLARATION


--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A4 07779983   08/01/94      08/01/95    TRANSPORTATION INSURANCE CO.  037906310
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
        MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
        DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
        P.O. BOX 24328                          HAYS  KS  67601
        JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         COMMERCIAL PROPERTY COVERAGE PART SUPPLEMENTAL DECLARATIONS

DESCRIPTION OF PREMISES
--------------------------------------------------------------------------------
PREM.   BLDG.   LOCATION, CONSTRUCTION AND OCCUPANCY
 NO.     NO.
-----  -------  ----------------------------------------------------------------

012     001     401 N. CAMPUS, SUITE 103; GARDEN CITY, KS 67846
                FRAME           OFFICE
013     001     192 W. PANCAKE BLVD; LIBERAL, KS 67905
                FRAME           OFFICE


--------------------------------------------------------------------------------
COVERAGES PROVIDED
--------------------------------------------------------------------------------
PREM.   BLDG.   COVERAGE               LIMIT OF    COVERED CAUSES  +COINSURANCE
 NO.     NO.                          INSURANCE       OF LOSS
-----  ------   --------------------  ---------    --------------  -------------

012     001     PERS PROP INSURED       5,000         SPECIAL           9

013     001     PERS PROP INSURED       5,000         SPECIAL           9


-----------------------------------------------  +IF EXTRA EXPENSE COVE
OPTIONAL COVERAGES                                LIMITS ON LOSS PAYMEN
-----------------------------------------------  -------------------------------
                                        AGREED VALUE
                 ---------------------------------------------------------------
PREM.   BLDG.   EXPIRATION
 NO.     NO.       DATE                 COVERAGE                AMOUNT
-----  ------   ----------      ----------------------         ---------


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A6 07779982    08/01/94     08/01/95   TRANSPORTATION INSURANCE CO.    0379063
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
P.O. BOX 24328                          HAYS  KS  67601
JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              CHANGE ENDORSEMENT


  ***  THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.  ***


THIS ENDORSEMENT IS A PART OF YOUR POLICY AND TAKES EFFECT ON THE EFFECTIVE
DATE OF YOUR POLICY, UNLESS ANOTHER EFFECTIVE DATE IS SHOWN BELOW.
--------------------------------------------------------------------------------

 ****  THE FOLLOWING LOCATIONS(S) HAVE BEEN ADDED, CHANGED, OR DELETED:  ****


 LCC   BLDG     LOCATION, CONSTRUCTION, OCCUPANCY             ** ADDED  **
 032   001      224 W 14TH          HAYS, KS  67601
                JOISTED MASONRY


--------------------------------------------------------------------------------
POLICY CHANGE NO.                : EFFECTIVE DATE OF THIS POLICY CHANGE
---------------------------------  ---------------------------------------------


COUNTERSIGNED                         BY:
             --------------------        --------------------------------------
                  DATE                     AUTHORIZED REPRESENTATIVE

P-56015-B  (11/91 ED.)


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

POLICY NUMBER:                                              COMMERCIAL PROPERTY

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.


                            LOSS PAYABLE PROVISIONS

This endorsement modifies insurance provided under the following:

        BUILDING AND PERSONAL PROPERTY COVERAGE FORM
        BUILDER'S RISK COVERAGE FORM
        CONDOMINIUM ASSOCIATION COVERAGE FORM
        CONDOMINIUM COMMERCIAL UNIT-OWNERS COVERAGE FORM
        STANDARD PROPERTY POLICY


                                    SCHEDULE


                                                                                               Provisions Applicable
                                                                                  -----------------------------------------------
Prem.        Bldg.          Description             Loss Payee                      Loss             Lender's            Contract
No.          No.            of Property          (Name & Address)                 Payable          Loss Payable          Of Sale
                            CONTENTS             NATIONAL BANK                       X
                                                 FOR COOPERATIVES
                                                 GALLERIA COMPLEX
                                                 200 GALLERIA PARKWAY NW #1900
                                                 ATLANTA, GA  30339






A.  When this endorsement is attached to the                         B. LOSS PAYABLE
    STANDARD PROPERTY POLICY CP 00 99 the                               For Covered Property in which both you and
    term Coverage Part in this endorsement is re-                       a Loss Payee shown in the Schedule or in the
    placed by the term Policy.                                          Declarations have an insurable interest, we
                                                                        will:
The following is added to the LOSS PAYMENT Loss
Condition, as indicated in the Declarations or by an                    1. Adjust losses with you; and
"X" in the Schedule:


CP 12 18 07 88                                                      Page 1 of 2
           Copyright, ISO Commercial Risk Services, Inc., 1983, 1987

POLICY NUMBER:                                              COMMERCIAL PROPERTY

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.


                            LOSS PAYABLE PROVISIONS

This endorsement modifies insurance provided under the following:

        BUILDING AND PERSONAL PROPERTY COVERAGE FORM
        BUILDER'S RISK COVERAGE FORM
        CONDOMINIUM ASSOCIATION COVERAGE FORM
        CONDOMINIUM COMMERCIAL UNIT-OWNERS COVERAGE FORM
        STANDARD PROPERTY POLICY


                                    SCHEDULE


                                                                                               Provisions Applicable
                                                                                  -----------------------------------------------
Prem.        Bldg.          Description             Loss Payee                      Loss             Lender's            Contract
No.          No.            of Property          (Name & Address)                 Payable          Loss Payable          Of Sale
                            OFFICE               PITNEY BOWES                        X
                            EQUIPMENT            CREDIT CORPORATION
                                                 P.O. BOX 96095
                                                 BELLEVUE, WA 98009

                                                 NATIONAL BANK FOR COOPERATIVES
                                                 GALLERIA COMPLEX
                                                 200 GALLERIA PARKWAY NW
                                                 SUITE 1900
                                                 ATLANTAM, GA 30339






A.  When this endorsement is attached to the                       B. LOSS PAYABLE
    STANDARD PROPERTY POLICY CP 00 99 the                             For Covered Property in which both you and
    term Coverage Part in this endorsement is re-                     a Loss Payee shown in the Schedule or in the
    placed by the term Policy.                                        Declarations have an insurable interest, we
                                                                      will:

The following is added to the LOSS PAYMENT Loss                       1.   Adjust losses with you; and
Condition, as indicated in the Declarations or by an
"X" in the Schedule:


CP 12 18 07 88                                                      Page 1 of 2
           Copyright, ISO Commercial Risk Services, Inc., 1983, 1987

[CNA LOGO]                                                   DECLARATIONS
                                                     BUSINESS AUTO COVERAGE FORM

          RENEWAL DECLARATION                                  RENEWAL OF POLICY
LIEN DATE                                                              6 0777998

--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A6 07779982    08/01/94     08/01/95   TRANSPORTATION INSURANCE CO.    0379063
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
P.O. BOX 24328                          HAYS  KS  67601
JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
POLICY PERIOD - BECOMES EFFECTIVE AND EXPIRES AT 12:01 AM STANDARD TIME AT THE
                NAMED INSUREDS ADDRESS STATED ABOVE.
FORM OF NAMED INSURED BUSINESS - CORPORATION

IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL THE TERMS OF THIS POLICY, WE AGREE WITH YOU TO PROVIDE INSURANCE AS STATED IN THIS POLICY.

ITEM TWO-       SCHEDULE OF COVERAGES AND COVERED AUTOS

EACH OF THESE COVERAGES WILL APPLY ONLY TO THOSE AUTOS SHOWN AS COVERED AUTOS. AUTOS ARE SHOWN AS COVERED AUTOS FOR A PARTICULAR COVERAGE BY THE ENTRY OF ONE OR MORE OF THE SYMBOLS FROM THE COVERED AUTO SECTION OF THE BUSINESS AUTO COVERAGE FORM NEXT TO THE NAME OF THE COVERAGE.

COVERAGES     COVERED   LIMIT- THE MOST WE WILL PAY FOR                 PREMIUM
            AUTO SYMBOL        ANY ONE ACCIDENT OR LOSS
LIABILITY INSURANCE   01     $1,000,000                                   $3,00
PERS. INJURY PROT     05     SEPARATELY STATED IN EACH PIP ENDORSEMENT       $6
UNINSURED MOTORISTS   06     $1,000,000                                     $37

PHYSICAL DAMAGE INS.         ACV OR COST OR REPAIR WHICHEVER IS LESS,
                             MINUS DEDUCTIBLE SHOWN

COMPREHENSIVE         07     ACV OR COST OR REPAIR WHICHEVER IS LESS,     $1,89
                             MINUS DEDUCTIBLE STATED IN ITEM THREE,
                             FOR EACH COVERED AUTO FOR ALL LOSSES
                             BUT NO DEDUCTIBLE APPLIES TO LOSS CAUSED
                             BY FIRE OR LIGHTNING. SEE ITEM FOUR FOR
                             HIRED OR BORROWED AUTOS
SPECIFIED CAUSES OF   07     ACV OR COST OR REPAIR WHICHEVER IS LESS,        $2
                             MINUS $25 DEDUCTIBLE FOR EACH COVERED AUTO
                             FOR LOSS CAUSED BY MISCHIEF OR VANDALISM
COLLISION             07     ACV OR COST OR REPAIR WHICHEVER IS LESS,     $2,26
                             MINUS DEDUCTIBLE STATED IN ITEM THREE,
                             FOR EACH COVERED AUTO


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]                                                     PAGE 1

                                                     BUSINESS AUTO COVERAGE FORM

       AUTOMOBILE CHANGE ENDORSEMENT
--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A6 07779982    08/01/94     08/01/95   TRANSPORTATION INSURANCE CO.    0379063
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
P.O. BOX 24328                          HAYS  KS  67601
JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY

VEH    DESCRIPTION OF CHANGE         CHANGE DATE

023   CHANGED VEHICLE INFORMATION      08/01/
027   ADDED VEHICLE                    08/01/


                      SCHEDULE OF COVERED AUTOS YOU OWN
                                                    COST         STATED  CHANGE
VEH  ST TER YR  DESCRIPTION    SERIAL NUMBER   AGE   NEW  CLASS  AMOUNT   DATE

023  KS 016 94  FORD ESCORT   15J3RW105786      1   12600  7398         08/01/
027  KS 017 94  FORD ESCORT W 1FARP15J9RW261108 1   13000  7398         08/01/

POLICY TERM PREMIUM-                 SPECIFIED    TOWING
               ADDED  MED             CAUSE OF      &         DEDUCTIBLE TOTAL
VEH  LIAB  PIP  PIP   PAY UM UIM  COMP  LOSS COLL LABOR OTHER COMP COLL  PREMIUM

023  $378  $11            $81      $291       $347             100  250   $1108
027  $392  $14            $81      $202       $324             100  250   $1013


                                   ISSUE DATE 10/19/94
                                                      -------------------------
                                                      AUTHORIZED REPRESENTATIVE


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary
                                                           P-56279-A (ED. 2/87)

          RENEWAL DECLARATION                                  RENEWAL OF POLICY
ITEM ONE--                                                            6 07779982

--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A6 07779982    08/01/94     08/01/95   TRANSPORTATION INSURANCE CO.    0379063
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
P.O. BOX 24328                          HAYS  KS  67601
JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM THREE--              SCHEDULE OF COVERED AUTOS YOU OWN
                                                       COST        STATED CHANGE
VEH  ST  TER  YR  DESCRIPTION    SERIAL NUMBER     AGE  NEW  CLASS AMOUNT  DATE

017  KS  017  92  TOYOTA 4X4 PU  4TARN01P1R2020101  3 13700  01499        08/01
018  KS  017  90  HELDER TRLR    IH9PU42A2L1033599  5   500  68499        08/01
019  KS  017  89  OLDS 98        1G3CW54C9K4309040  6 14000  7398         08/01
020  KS  017  88  GMC PU         TBU                6        01499        08/01
021  KS  016  93  TOYOTA 4X4 PU  4TARN01PXP2098931  2 15400  01499        08/01
022  KS  017  94  CHEV SUBURBAN  1GNFK16K5RJ377800  1 28000  01499        08/01
023  KS  016  94  FORD ESCORT    1FARP1SJ3RW105786  1 12600  7398         08/01
024  KS  017  88  DODGE CARAVAN  284FK41K6JR631027  6 16000  01499        08/01
025  KS  017  91  L M 16' FLATB  LM910075           4   900  68499        08/01
026  KS  017  92  FORD F150 4X4  1FTEX14NINKA41603  3 14500  01499        08/01
8-1           94  FORD ESC. WGN  1FARP15J9RW261108    13000

     PREMIUMS-                       SPECIFIED    TOWING
               ADDED MED              CAUSE OF      &         DEDUCTIBLE  TOTAL
VEH  LIAB  PIP  PIP  PAY  UM UIM  COMP  LOSS COLL LABOR OTHER COMP COLL  PREMIUM
017  $333   $7           $36      $209       $254              100  250      $
018   $50   $1                           $12                   XXXX XXXX
019  $392  $14           $81      $112       $178              100  250
020  $333   $7           $36       $34        $60              100  250
021  $359   $7           $36      $295       $341              100  250
022  $333   $7           $36      $553       $610              100  250
023  $378  $11           $81      $291       $347              100  250
024  $333   $7           $36      $191       $222              100  250
025   $50   $1                           $14                   XXXX XXXX
026  $333   $7           $36      $209       $254              100  250
                                                               100  250



/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary
                                                           P-55740-8 (ED. 12/90)

[CNA LOGO]


          RENEWAL DECLARATION                                  RENEWAL OF POLICY
ITEM ONE-                                                              6 0777998

--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A6 07779982    08/01/94     08/01/95   TRANSPORTATION INSURANCE CO.    0379063
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
P.O. BOX 24328                          HAYS  KS  67601
JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ITEM FOUR-     SCHEDULE OF HIRED OR BORROWED COVERED AUTO COVERAGE AND PREMIUMS
               LIABILITY INSURANCE-RATING BASIS, COST OF HIRE

                        ESTIMATED         RATE PER $100
VEHICLE        STATE   COST OF HIRE        COST OF HIRE    FACTOR #     PREMIUM
  ID LIABILITY   KS        IF ANY              .626                        $
                                                                           $

                                              TOTAL PREMIUM

*IF LIABILITY COVERAGE IS PRIMARY
COST OF HIRE MEANS THE TOTAL AMOUNT YOU INCUR FOR THE HIRE OF AUTOS YOU DO NOT OWN (NOT INCLUDING AUTOS YOU BORROW OR RENT FROM YOUR PARTNERS OR EMPLOYEES OR THEIR FAMILY MEMBERS). COST OF HIRE DOES NOT INCLUDE CHARGES FOR SERVICES PERFORMED BY _____________ FOR CARRIERS OF PROPERTY OR PASSENGERS.


                                                         P-55748-D (ED. 12/90)



/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]                                                   DECLARATIONS
                                                     BUSINESS AUTO COVERAGE FORM

          RENEWAL DECLARATION                                  RENEWAL OF POLICY
ITEM ONE-                                                              6 0777998

--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A6 07779982    08/01/94     08/01/95   TRANSPORTATION INSURANCE CO.    0379063
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
P.O. BOX 24328                          HAYS  KS  67601
JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM FIVE -               SCHEDULE FOR NON-OWNERSHIP LIABILITY
   COVERED AUTOS BORROWED FROM YOUR EMPLOYEES OR MEMBERS OF THEIR HOUSEHOLD


     RATING BASIS                      NUMBER                     PREMIUM
NUMBER OF EMPLOYEES - LIABILITY            25


                                                  TOTAL PREMIUM



/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]                                                   DECLARATIONS
                                                     BUSINESS AUTO COVERAGE FORM

          RENEWAL DECLARATION                                  RENEWAL OF POLICY
ITEM ONE                                                               6 0777998

--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A6 07779982    08/01/94     08/01/95   TRANSPORTATION INSURANCE CO.    03790631
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
P.O. BOX 24328                          HAYS  KS  67601
JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXCEPT FOR TOWING, ALL PHYSICAL DAMAGE LOSS IS PAYABLE TO YOU AND THE LOSS PAYEE NAMED BELOW AS INTERESTS MAY APPEAR AT THE TIME OF LOSS --

AUTO           LOSS PAYEE               AUTO              LOSS PAYEE

021   NATIONAL BANK FOR COOPERATIVES     022    NATIONAL BANK FOR COOPERATIVES
      GALLERIA COMPLEX                          GALLERIA COMPLEX
      200 GALLERIA PKWY NW, STE 1900            200 GALLERIA PKWY NW, STE 1900
      ATLANTA, GA             030339            ATLANTA, GA              03033


023   NATIONAL BANK FOR COOPERATIVES
      GALLERIA COMPLEX
      200 GALLERIA PKWY NW, STE 1900
      ATLANTA, GA             030339



/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

                                                                 COMMERCIAL AUTO

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                             GARAGEKEEPERS COVERAGE

This endorsement modifies insurance provided under the following:

        BUSINESS AUTO COVERAGE FORM
        TRUCKERS COVERAGE FORM

This endorsement changes the policy effective on the inception date of the policy unless another date is indicated below.

  Endorsement effective

  Named Insured                         Countersigned by

                                                 (Authorized Representative)

                                    SCHEDULE

-------------------------------------------------------------------------------------------------------------
LOCATION
  NO.         COVERAGES          LIMIT OF INSURANCE FOR EACH LOCATION
--------------------------------------------------------------------------------------------------------------
              Comprehensive      $125,000 MINUS $100. DEDUCTIBLE FOR EACH "AUTO" FOR "LOSS" CAUSED BY THEFT OR
   4          Specified          MISCHIEF OR VANDALISM SUBJECT TO $500. MAXIMUM DEDUCTIBLE FOR ALL SUCH "LOSS"
              Causes of Loss     IN ANY ONE EVENT.
              ------------------------------------------------------------------------------------------------
              Collision          $125,000 MINUS $250. DEDUCTIBLE FOR EACH "AUTO"
--------------------------------------------------------------------------------------------------------------
              Comprehensive      $125,000 MINUS $100. DEDUCTIBLE FOR EACH "AUTO" FOR "LOSS" CAUSED BY THEFT OR
   5          Specified          MISCHIEF OR VANDALISM SUBJECT TO $500. MAXIMUM DEDUCTIBLE FOR ALL SUCH "LOSS"
              Causes of Loss     IN ANY ONE EVENT.
              ------------------------------------------------------------------------------------------------
              Collision          $125,000 MINUS $250. DEDUCTIBLE FOR EACH "AUTO"
--------------------------------------------------------------------------------------------------------------
              Comprehensive      $        MINUS $     DEDUCTIBLE FOR EACH "AUTO" FOR "LOSS" CAUSED BY THEFT OR
   3          Specified          MISCHIEF OR VANDALISM SUBJECT TO $   . MAXIMUM DEDUCTIBLE FOR ALL SUCH "LOSS"
              Causes of Loss     IN ANY ONE EVENT.
              ------------------------------------------------------------------------------------------------
              Collision          $        MINUS $   . DEDUCTIBLE FOR EACH "AUTO"
--------------------------------------------------------------------------------------------------------------

LOCATIONS WHERE YOU CONDUCT "GARAGE OPERATIONS"

LOCATION                                      ADDRESS
  NO.                      STATE YOU MAIN BUSINESS LOCATION AT LOCATION NO. 1
   4            192 W. PANCAKE BLVD.; LIBERAL, KS
   5            401 N. CAMPUS DR., STE 301; GARDEN  CITY, KS
   3

Premium for all locations
  Comprehensive                                         $3450.
  Specified Causes of Loss                              $
  Collision                                             $1150.

(If no entry appears above, information required to complete this endorsement will be shown in the Declaration as applicable to this endorsement.)

CA 99 37 12 90    Copyright Insurance Services Office, Inc. 1990   Page 1 of 3

                                                               COMMERCIAL AUTO

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                             GARAGEKEEPERS COVERAGE

This endorsement modifies insurance provided under the following:

    BUSINESS AUTO COVERAGE FORM
    TRUCKERS COVERAGE FORM

This endorsement changes the policy effective on the inception date of the policy unless another date is indicated below.

--------------------------------------------------------------------------------
Endorsement effective

--------------------------------------------------------------------------------
Named Insured                           Countersigned by

--------------------------------------------------------------------------------
                                               (Authorized Representative)

                                    SCHEDULE
--------------------------------------------------------------------------------
Location
   No.      Coverages          Limit of Insurance For Each Location
--------------------------------------------------------------------------------
          Comprehensive     $125,000 MINUS $100. DEDUCTIBLE FOR EACH "AUTO"
          -------------     FOR "LOSS" CAUSED BY THEFT OR MISCHIEF OR
          Specified         VANDALISM SUBJECT TO $500. MAXIMUM DEDUCTIBLE FOR
   1      Causes of Loss    ALL SUCH "LOSS" IN ANY ONE EVENT.
          ----------------------------------------------------------------------
          Collision         $125,000 MINUS $250. DEDUCTIBLE FOR EACH "AUTO"
--------------------------------------------------------------------------------
          Comprehensive     $125,000 MINUS $100. DEDUCTIBLE FOR EACH "AUTO"
          -------------     FOR "LOSS" CAUSED BY THEFT OR MISCHIEF OR VANDALISM
          Specified         SUBJECT TO $500. MAXIMUM DEDUCTIBLE FOR ALL SUCH
   2      Causes of Loss    "LOSS" IN ANY ONE EVENT.
          ----------------------------------------------------------------------
          Collision         $125,000 MINUS $250. DEDUCTIBLE FOR EACH "AUTO"
--------------------------------------------------------------------------------
          Comprehensive     $125,000 MINUS $100. DEDUCTIBLE FOR EACH "AUTO"
          -------------     FOR "LOSS" CAUSED BY THEFT OR MISCHIEF OR VANDALISM
          Specified         SUBJECT TO $500. MAXIMUM DEDUCTIBLE FOR ALL SUCH
   3      Causes of Loss    "LOSS" IN ANY ONE EVENT.
          ----------------------------------------------------------------------
          Collision         $125,000 MINUS $250. DEDUCTIBLE FOR EACH "AUTO"
--------------------------------------------------------------------------------
LOCATIONS WHERE YOU CONDUCT "GARAGE OPERATIONS".
--------------------------------------------------------------------------------
Location                               Address
   No.            state your main business location as Location No. 1
--------------------------------------------------------------------------------
   1      2000 VINE; HAYS, KS
--------------------------------------------------------------------------------
   2      2110 E. 10TH ST.; GREAT BEND, KS
--------------------------------------------------------------------------------
   3      1509 W. WYATT EARP, STE 2; DODGE CITY, KS
--------------------------------------------------------------------------------
Premium for all locations
--------------------------------------------------------------------------------
Comprehensive                                           $  SEE
--------------------------------------------------------------------------------
Specified Causes of Loss                                $  NEXT
--------------------------------------------------------------------------------
Collision                                               $  PAGE
--------------------------------------------------------------------------------
(If no entry appears above, information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)

CA 99 37 06 92 Copyright, Insurance Services Office, Inc., 1991  Page 1 of 3 [ ]

[CNA LOGO]                                                   DECLARATIONS
                                                   YOUR SERVICE INDUSTRY PACKAGE

          RENEWAL DECLARATION                                  RENEWAL OF POLICY
                                                                       6 0777998

--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A6 07779983    08/01/94     08/01/95   TRANSPORTATION INSURANCE CO.    0379063
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
P.O. BOX 24328                          HAYS  KS  67601
JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          COMMERCIAL GENERAL LIABILITY COVERAGE PART DECLARATIONS

ITEM
--------------------------------------------------------------------------------

2.       POLICY PERIOD:  THIS POLICY BECOMES EFFECTIVE AND EXPIRES AT 12:01
                         A.M. STANDARD TIME AT YOUR MAILING ADDRESS SHOWN ABOVE.

         IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL TERMS CONTAINED HEREIN, WE AGREE WITH YOU TO PROVIDE THE INSURANCE AS STATED.

--------------------------------------------------------------------------------

3.       AUDIT PERIOD IS ANNUAL, UNLESS OTHERWISE STATED.

--------------------------------------------------------------------------------

4.       LIMITS OF INSURANCE

         EACH OCCURRENCE LIMIT                        $1000000
         PERSONAL AND ADVERTISING INJURY LIMIT        $1000000
         MEDICAL EXPENSE LIMIT                        $   5000   ANY ONE PERSON
         FIRE DAMAGE LIMIT                            $  50000   ANY ONE FIRE
         PRODUCTS - COMPLETED OPERATIONS              $1000000
             AGGREGATE LIMIT


         GENERAL AGGREGATE LIMIT (OTHER THAN
           PRODUCTS-COMPLETED OPERATIONS)             $2000000
--------------------------------------------------------------------------------
5.       NAMED INSURED IS

          (   )  INDIVIDUAL    (  )  JOINT VENTURE    (  )  PARTNERSHIP
          ( X )  CORPORATION
          (   )  OTHER

         BUSINESS DESCRIPTION:
           COMMUNICATION EQUIPMENT INST/SERV/REPAIR
--------------------------------------------------------------------------------
         LOCATION OF ALL PREMISES YOU OWN, RENT OR OCCUPY:

         001   2000 VINE ; HAYS, KS  67601



/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]

          RENEWAL DECLARATION
--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
A6 07779983    08/01/94     08/01/95   TRANSPORTATION INSURANCE CO.     03790631
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
P.O. BOX 24328                          HAYS  KS  67601
JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          GENERAL LIABILITY SCHEDULE

THE ADDITIONAL DECLARATIONS AND SCHEDULE BELOW ARE AN EXTENSION OF THOSE ISSUED IN CONNECTION WITH COMMERCIAL GENERAL LIABILITY INSURANCE.
--------------------------------------------------------------------------------
                             LIMITS OF INSURANCE

EACH OCCURRENCE LIMIT                           $  REFER TO            *
PERSONAL & ADVERTISING INJURY LIMIT             $  DECLARATION
MEDICAL EXPENSE LIMIT                           $                ANY ONE PERSON
FIRE DAMAGE LIMIT                               $                ANY ONE FIRE
PRODUCTS - COMPLETED OPERATIONS AGGREGATE LIMIT $
GENERAL AGGREGATE LIMIT                         $
(OTHER THAN PRODUCTS - COMPLETED OPERATIONS)
--------------------------------------------------------------------------------
                                   SCHEDULE
--------------------------------------------------------------------------------
DESCRIPTION OF HAZARDS        CODE     PREMIUM     RATES     ADVANCE PREMIUMS
(AND LOCATION IF DIFFERENT     NO.     BASES AS    -----------------------------
FROM ADDRESS SHOWN IN ITEM             DESCRIBED   PROPERTY      PROPERTY
1 OF DECLARATIONS)                     IN THE       DAMAGE        DAMAGE
                                       SCHEDULE    & BODILY      & BODILY
                                                    INJURY       INJURY
--------------------------------------------------------------------------------
PREMISES OPERATIONS                      *(A)      **(A)
                                         *(P)      **(P)
                                         *(S)      **(S)
LOCATION 001
TELEPHONE OR TELEGRAPH          99612   500,000     6,712          3,356
COMPANIES INCLUDING PRODUCTS                (P)
AND/OR COMPLETED OPERATIONS
BUILDINGS OR PREMISES - BANK    61219     2,340    45,716            107
OR OFFICE INCLUDING PRODUCTS                (A)
AND/OR COMPLETED OPERATIONS

-------------------------------------------------------------------------------


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]

          RENEWAL DECLARATION
*

--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A4 07779982    08/01/94     08/01/95   TRANSPORTATION INSURANCE CO.    0379063
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
P.O. BOX 24328                          HAYS  KS  67601
JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DESCRIPTION OF HAZARDS        CODE       PREMIUM       RATES    ADVANCE PREMIUM
(AND LOCATION IF DIFFERENT     NO.      BASES AS     --------------------------
 FROM ADDRESS SHOWN IN ITEM             DESCRIBED    PROPERTY        PROPERTY
 1 OF DECLARATIONS)                      IN THE       DAMAGE          DAMAGE
                                        SCHEDULE     & BODILY        & BODILY
                                                      INJURY          INJURY

--------------------------------------------------------------------------------
PRODUCTS/COMPLETED OPERATIONS             * (P)       **(P)
                                          * (S)       **(S)







--------------------------------------------------------------------------------
                                                       TOTAL             3,463
                                                                      ----------


        *                                                **
   PREMIUM BASES                                        RATES
--------------------                     ------------------------------------
(A) = AREA                               (A) - PER 1,000 SQUARE FEET OF AREA

(P) = PAYROLL                            (P) = PER $1,000 OF PAYROLL

(S) = GROSS SALES                        (S) = PER $1,000 OF GROSS SALES



P-59172-A (1/86 ED.)

/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

                                                COMMERCIAL GENERAL LIABILITY

         THIS ENDORSEMENT CHANGES THE POLICY, PLEASE READ IT CAREFULLY.

                    ADDITIONAL INSURED -- OWNERS, LESSEES OR
                              CONTRACTORS (FORM B)

This endorsement modifies insurance provided under the following:

        COMMERCIAL GENERAL LIABILITY COVERAGE PART.

                                 SCHEDULE

Name of Person or Organization:  UNIVERSAL CABLE COMMUNICATIONS, INC.
                                 c/o MULTIVISION CABLE TV
                                 1703 INDUSTRIAL DR.
                                 P.O. BOX 249
                                 EXCELSIOR SPRINGS, MO  64024

(If no entry appears above, information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement)

WHO IS AN INSURED (Section II) is amended to include as an insured the person or organization shown in the Schedule, but only with respect to liability arising out of "your work" for that insured by or for you.


CG 20 10 11 85  Copyright, Insurance Services office, Inc. 1984

                                                COMMERCIAL GENERAL LIABILITY

         THIS ENDORSEMENT CHANGES THE POLICY, PLEASE READ IT CAREFULLY.

             ADDITIONAL INSURED -- MANAGERS OR LESSORS OF PREMISES

This endorsement modifies insurance provided under the following:

        COMMERCIAL GENERAL LIABILITY COVERAGE PART.

                                    SCHEDULE

1.      Designation of Premises (Part Leased to You):

2.      Name of Person or Organization (Additional Insured):
        BICKLE-AUBEL PARTNERSHIP

3.      Additional Premium:

(If no entry appears above, the information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)


WHO IS INSURED (Section II) is amended to include as           This insurance does not apply to:
an insured the person or organization shown in the
Schedule but only with respect to liability arising out        1.  Any "occurrence" which takes place after you
of the ownership, maintenance or use of that part of               cease to be a tenant in that premises.
the premises leased to you and shown in the Schedule
and subject to the following additional exclusions:            2.  Structural alterations, new construction or
                                                                   demolition operations performed by or on
                                                                   behalf of the person or organization shown
                                                                   in the Schedule.


CG 20 11 11 85       Copyright, Insurance Services Office, Inc., 1984       [ ]

                                                    COMMERCIAL GENERAL LIABILITY


         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                   ADDITIONAL INSURED -- GRANTOR OF FRANCHISE

This endorsement modifies insurance provided under the following:

        COMMERCIAL GENERAL LIABILITY COVERAGE PART.

                                    SCHEDULE

Name of Person or Organization: CELLULAR ONE GROUP
                                5001 LBJ FREEWAY, STE 700
                                DALLAS, TX 75244

(If no entry appears above, information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)

WHO IS AN INSURED (Section II) is amended to include as an insured the person(s) or organization(s) shown in the Schedule, but only with respect to their liability as grantor of a franchise to you.


CG 20 29 11 85  Copyright, Insurance Services Offices, Inc., 1984      [ ]

RENEWAL DECLARATION


POLICY NUMBER       FROM    POLICY PERIOD      TO                COVERAGE IS PROVIDED BY                AGENCY
-------------       -----------------------------        --------------------------------------       ---------
A4 07779983         08/01/94             08/01/95        TRANSPORTATION INSURANCE CO.                 037906310

                  NAMED INSURED AND ADDRESS                                            AGENT
------------------------------------------------------------       ---------------------------------------------
MISCELLCO COMMUNICATIONS , INC.                                    INSURANCE PLANNING INC.
DBA. CELLULAR ONE                                                  3006 BROADWAY   PO BOX 100
P.O. BOX 24328                                                     HAYS  KS  67601
JACKSON, KS  39226

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              INSTALLATION FLOATER
                             SCHEDULE OF COVERAGES

LIMITS OF INSURANCE
--------------------------------------------------------------------------------
COVERAGE SHALL APPLY AT THE FOLLOWING LOCATION(S) FOR THE LIMIT(S) OF INSURANCE
SPECIFIED:

                                                                      LIMITS OF
LOCATION                                                              INSURANCE

ANY ONE JOBSITE                                                       $335,910.
                                                                      $
                                                                      $

$ N/C           IN ANY ONE "LOSS" CAUSED BY "EARTH MOVEMENT".
$ N/C           IN ANY ONE "LOSS" CAUSED BY "FLOOD".
$ 335,910.      IN ANY ONE "LOSS" TO COVERED PROPERTY WHILE IN DUE COURSE
                OF TRANSIT ($5,000 LIMIT OF INSURANCE UNLESS SPECIFIED).

$ 335,910.      AT ANY ONE STORAGE LOCATION.

DEDUCTIBLES
--------------------------------------------------------------------------------
$ 1000.         FOR ALL COVERAGE CAUSES OF LOSS UNLESS A DIFFERENT DEDUCTIBLE
                IS SPECIFIED BELOW.
$ N/C           FOR "EARTH MOVEMENT".
  N/C 1         OF INSURED VALUE FOR "EARTH MOVEMENT".
$ N/C           FOR "FLOOD".

COINSURANCE
--------------------------------------------------------------------------------
100     % COINSURANCE AMOUNT


P-44804-d        (ED. 10/90)


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

RENEWAL DECLARATION

---------------------------------------------------------------------------------------------------
   POLICY                                                   COVERAGE IS
   NUMBER         FROM    POLICY PERIOD    TO               PROVIDED BY                    AGENCY
---------------------------------------------------------------------------------------------------
A4.07779983       08/01/94           08/10/95      TRANSPORTATION INSURANCE CO.          037906310
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
  NAMED AND INSURED ADDRESS                                          AGENT
---------------------------------------------------------------------------------------------------
MISCELLCO COMMUNICATIONS, INC.                             INSURANCE PLANNING INC.
USA CELLULAR ON                                            3006 BROADWAY  PO BOX 100
P.O. BOX 24328                                             MAYS KS  67601
JACKSON, MS  39225
====================================================================================================

                                 SIGNS SCHEDULE

PREMIUM FOR THIS COVERAGE FORM $ INCL.                             RATE $ INCL.

LIMITS OF INSURANCE
--------------------------------------------------------------------------------
A. TYPE OF SIGN                   LETTERING                         LIMIT OF
                                                                    INSURANCE
LOCATION 1
   BILLBOARD                                                         $7,500

LOCATION 1-2                     ILLUMINATED                         $2,500

LOCATION 2                       ILLUMINATED                         $1,100

B. ALL COVERED PROPERTY AT ALL LOCATIONS                             $_____

DEDUCTIBLE
--------------------------------------------------------------------------------
A DEDUCTIBLE AMOUNT OF 5% OF THE LIMIT OF INSURANCE FOR
EACH SIGN  X  APPLIES.
              DOES NOT APPLY

SPECIAL PROVISIONS (IF ANY)
--------------------------------------------------------------------------------


P-5521t-8 (ED. 7/87)


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

                              RENEWAL DECLARATION

--------------------------------------------------------------------------------
POLICY
NUMBER        FROM  POLICY PERIOD  TO     COVERAGE IS PROVIDED BY      AGENCY
--------------------------------------------------------------------------------
AW 07779583   08/01/94       08/01/95   TRANSPORTATION INSURANCE CO.  037906310
--------------------------------------------------------------------------------
        NAMED INSURED AND ADDRESS                    AGENT
--------------------------------------------------------------------------------
MISCELLCO COMMUNICATIONS, INC.        INSURANCE PLANNING INC
DBA CELLULAR ONE                      3006 BROADWAY PO BOX 100
P.O. BOX 24328                        HAYS  KS  67601
JACKSON, MS  39225
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SIGNS SCHEDULE

PREMIUM FOR THIS COVERAGE FORM $ INCL                       RATE $ INCL

LIMITS OF INSURANCE
--------------------------------------------------------------------------------
A.   TYPE OF SIGN                LETTERING                     LIMIT OF
                                                               INSURANCE

LOCATION 7                      ILLUMINATED                    $1,000.

LOCATION 13                     ILLUMINATED                    $2,500.

LOCATION 12                     ILLUMINATED                    $1,500.

B. ALL COVERED PROPERTY AT ALL LOCATIONS                       $

DEDUCTIBLE
--------------------------------------------------------------------------------
A DEDUCTIBLE AMOUNT OF 5% OF THE LIMIT OF INSURANCE
FOR EACH SIGN   X APPLIES.
                  DOES NOT APPLY.

SPECIAL PROVISIONS (IF ANY)
--------------------------------------------------------------------------------


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

                         TRANSIT SCHEDULE OF COVERAGES

--------------------------------------------------------------------------------
Coverage Form (check one).
--------------------------------------------------------------------------------

/ /  Motor Carriers' Cargo Liability Coverage Form

/x/  Owners' Cargo Special Causes of Loss Coverage Form

/ /  Transportation Special Causes of Loss Coverage Form

--------------------------------------------------------------------------------
DESCRIPTION OF COVERED PROPERTY
--------------------------------------------------------------------------------

COMMUNICATION EQUIPMENT





--------------------------------------------------------------------------------
LIMITS OF INSURANCE
--------------------------------------------------------------------------------

                            Modes of Transportation

$ 250,000.      Any One Motor Vehicle
$               Any One Railroad Car
$               Any One Aircraft

                               Terminal Locations

Location No.                Address of Terminal         Limit of Insurance

------------                                            $

------------                                            $

------------                                            $

                         Catastrophe Limit of Insurance

$ 250,000.      Any One Catastrophe

--------------------------------------------------------------------------------
DEDUCTIBLE
--------------------------------------------------------------------------------

Deductible Amount     $ 1,000.



G-16221-A
(ED.05/92)

[CNA LOGO]                                                               1 OF 5


                       COMMUNICATION TOWERS AND EQUIPMENT

                             SCHEDULE OF COVERAGES

Coverages apply only to those items where a limit of insurance is shown.

LOCATION NUMBER                               ADDRESS

     001         HAYS - LAT. N38.51-16. LON. W099-22-55, ELLIS CNTY, KS

     002         GREAT BEND - LAT. N38-24-25. LON. W98-52-51, BARTON CNTY, KS

     003         COLBY - LAT. N39-22-19, LON. W101-02-23, THOMAS CNTY, KS

     004         BUNKER HILL - LAT. N23-46-16, LON. W98-44-17, RUSSELL CNTY, KS


Covered Property:                                      Replacement Cost ________  ACV _X_

a.  Towers/Satellite Dishes                            b. Communication Equipment

    Loc. No.  Limit of Insurance  Deductible              Loc. No.  Limit of Insurance  Deductible


    001       $320,650            $1000                   001       $250,285            $1000

    002       $ 78,650            $1000                   002       $412,375            $1000

    003       $231,000            $1000                   003       $204,100            $1000

    004       $ 78,650            $1000                   004       $114,645            $1000


c.  Communication Software                             d. Mobile Communication Equipment

    Loc. No.  Limit of Insurance  Deductible              Limit of Insurance            Deductible


    001       $ 13,000            $1000                   $ 42,500                      $ 250

    002       $ 13,000            $1000                e. Coinsurance:

    003       $ 13,000            $1000                      Covered Property           90%

    004       $ 13,000            $1000                      Loss of Income               %


LOSS OF INCOME:

    Loc. No.  Limit of Insurance                                    Deductible


    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.



G-18631-A
(ED. 01/93)

[CNA LOGO]                                                               2 OF 5


                       COMMUNICATION TOWERS AND EQUIPMENT

                             SCHEDULE OF COVERAGES

Coverages apply only to those items where a limit of insurance is shown.

LOCATION NUMBER                               ADDRESS

     005         EDSON - LAT. N39-23-19, LON. W101-33-34, SHERMAN CNTY, KS

     006         PRATT - LAT. N37-38-08. LON. W98-50-24, PRATT CNTY, KS

     007         DODGE CITY - LAT. N37-46-47, LON. W100-03-37, FORD CNTY, KS

     008         STOCKSON - LAT. N39-26-56, LON. W99-16-18, ROOKS CNTY, KS



Covered Property:                                      Replacement Cost ________  ACV _X_

a.  Towers/Satellite Dishes                            b. Communication Equipment

    Loc. No.  Limit of Insurance  Deductible              Loc. No.  Limit of Insurance  Deductible


    005       $ 78,650            $1000                   005       $107,989            $1000

    006       $ 78,650            $1000                   006       $ 65,265            $1000

    007       $320,650            $1000                   007       $142,445            $1000

    008       $  N/C              $ N/C                   008       $101,400            $1000




c.  Buildings                                             d. Mobile Communication Equipment

    Loc. No.  Limit of Insurance  Deductible                 Limit of Insurance  Deductible

                                                             $                   $

    005       $ 13,000            $1000                   e. Coinsurance:

    006       $ 13,000            $1000                      Covered Property    90%

    007       $ 13,000            $1000                      Loss of Income        %

    008       $  N/C              $ N/C



LOSS OF INCOME:

    Loc. No.  Limit of Insurance                                    Deductible


    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.



G-18631-A
(ED. 01/93)

[CNA LOGO]                                                               3 OF 5


                       COMMUNICATION TOWERS AND EQUIPMENT

                             SCHEDULE OF COVERAGES

Coverages apply only to those items where a limit of insurance is shown.

LOCATION NUMBER                               ADDRESS

     009         SCOTT CITY - LAT. N38-36-08, LON.W100-54-20, SCOTT CNTY, KS

     010         NESS CITY - LAT.N 38-26-44, LON.W 99-52-32, NESS CNTY, KS

     011         ULYSSES - LAT.N 37-33-42, LON.W 101-19-10, GRANT CNTY, KS

     012         GARDEN CITY - LAT.N 37-59-35, LON.W 100-33-34, FINNEY CNTY, KS


Covered Property:                                      Replacement Cost ________  ACV _X_

a.  Towers/Satellite Dishes                            b. Communication Equipment

    Loc. No.  Limit of Insurance  Deductible              Loc. No.  Limit of Insurance  Deductible


    009       $ 78,650            $1000                   009       $ 65,365            $1000

    010       $    N/C            $ N/C                   010       $104,850            $1000

    011       $ 78,650            $1000                   011       $249,965            $1000

    012       $ 78,650            $1000                   012       $141,825            $1000


c.  BUILDINGS                                          d. Mobile Communication Equipment

    Loc. No.  Limit of Insurance  Deductible              Limit of Insurance            Deductible


    009       $ 13,000            $1000                      $                           $

    010       $    N/C            $ N/C                e.    Coinsurance:

    011       $ 13,000            $1000                      Covered Property              90%

    012       $ 13,000            $1000                       Loss of Income                 %


LOSS OF INCOME:

    Loc. No.  Limit of Insurance                                    Deductible


    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.



G-18631-A
(ED. 01/93)

[CNA LOGO]                                                               4 OF 5


                       COMMUNICATION TOWERS AND EQUIPMENT

                             SCHEDULE OF COVERAGES

Coverages apply only to those items where a limit of insurance is shown.

LOCATION NUMBER                               ADDRESS

     013         LIBERAL - LAT. N37-04-38, LON. W100-50-35, SEWARD CNTY, KS

     014         CUYMON - LAT. N36-40-26, LON. W101-28-09, TEXAS CNTY, KS

     015         ROLLA - LAT. N37-07-30, LON. W101-34-00, MORTON CNTY, KS

     016         WAKEENEY - LAT. N39-00-56, LON. W99-51-30, TREGO CNTY, KS


Covered Property:                                      Replacement Cost ________  ACV _X_

a.  Towers/Satellite Dishes                            b. Communication Equipment

    Loc. No.  Limit of Insurance  Deductible              Loc. No.  Limit of Insurance  Deductible


    013       $ 78,650            $1000                   013       $124,048            $1000

    014       $  N/C              $ N/C                   014       $102,390            $1000

    015       $  N/C              $ N/C                   015       $ 88,200            $1000

    016       $ 78,650            $1000                   016       $ 85,615            $1000


c.  BUILDINGS                                             d. Mobile Communication Equipment

    Loc. No.  Limit of Insurance  Deductible              Limit of Insurance            Deductible


    013       $ 13,000            $1000                   $                             $

    014       $   N/C             $ N/C                   e. Coinsurance:

    015       $   N/C             $ N/C                      Covered Property           90%

    016       $ 13,000            $1000                      Loss of Income               %


LOSS OF INCOME:

    Loc. No.  Limit of Insurance                                    Deductible


    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.




G-18631-A
(ED. 01/93)

[CNA LOGO]                                                               5 OF 5


                       COMMUNICATION TOWERS AND EQUIPMENT

                             SCHEDULE OF COVERAGES

Coverages apply only to those items where a limit of insurance is shown.

LOCATION NUMBER                               ADDRESS

     017         SYRACUSE - LAT.N38-10-24, LON. W101-45-38, HAMILTON CNTY, KS

     018         COPELAND - LAT.N37-30-10, LON. W100-34-22, GRAY CNTY, KS

     ---

     ---

Covered Property:                                      Replacement Cost ________  ACV ________

a.  Towers/Satellite Dishes                            b. Communication Equipment

    Loc. No.  Limit of Insurance  Deductible              Loc. No.  Limit of Insurance  Deductible


    017         $62,000           $1000                   017      $107,550             $1000

    018         $  N/C            $1000                   018      $102,790             $1000

    ---         $                 $                       ---      $                    $

    ---         $                 $                       ---      $                    $


c.  Buildings                                          d. Mobile Communication Equipment

    Loc. No.  Limit of Insurance  Deductible              Limit of Insurance            Deductible


    017       $   N/C             $ N/C                   $                             $

    018       $   N/C             $ N/C                e. Coinsurance:

    ---       $                   $                       Covered Property              90%

    ---       $                   $                       Loss of Income                  %


LOSS OF INCOME:

    Loc. No.  Limit of Insurance                                    Deductible


    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.

    ___       $                   or $            per day for       days       $            or      hrs.



G-18631-A
(ED. 01/93)

[CNA LOGO]                                        STANDARD WORKERS COMPENSATION
                                                  AND EMPLOYERS LIABILITY POLICY

                 INFORMATION PAGE -- RENEWAL OF WC 2 07779984


--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 WC 2 07779984  08/01/94      08/01/95   TRANSPORTATION INSURANCE CO.    0379063
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
ITEM    MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
1.      DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
        P.O. BOX 24328                          HAYS  KS  67601
        JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        FEIN NUMBER: 640761334                  WCCI CARRIER CODE NO: 12406
        INTERSTATE ID NO: 917541892

        OTHER WORK PLACES NOT SHOWN ABOVE: SEE ATTACHED SCHEDULE(S)
        YOU ARE A  -- CORPORATION/S
2. POLICY PERIOD -- 08/01/94 TO 08/01/95 12:01 AM STANDARD TIME AT THE INSUREDS MAILING ADDRESS.
3A.     PART ONE OF THIS POLICY APPLIES TO THE WORKERS COMPENSATION LAW AND
        ANY OCCUPATIONAL DISEASE LAW OF EACH OF THE STATES LISTED HERE:
        KS, MS.
3B. PART TWO OF THIS POLICY APPLIES TO EMPLOYERS LIABILITY INSURANCE FOR WORK IN EACH STATE LISTED IN ITEM 3A: THE LIMITS OF LIABILITY ARE:
                BODILY INJURY BY ACCIDENT       $1,000,000 EACH ACCIDENT
                BODILY INJURY BY DISEASE        $1,000,000 POLICY LIMIT
                BODILY INJURY BY DISEASE        $1,000,000 EACH EMPLOYEE
3C.     PART THREE OF THIS POLICY APPLIES TO OTHER STATES, IF ANY, LISTED HERE:
        ALL STATES EXCEPT AK, ME, NV, ND, OH, WA, WV AND STATES DESIGNATED IN
        ITEM 3A OF THE INFORMATION PAGE.
3D.     THIS POLICY INCLUDES THESE ENDORSEMENTS AND SCHEDULES: SEE ATTACHED
        SCHEDULE.
--------------------------------------------------------------------------------
4. THE PREMIUM FOR THIS POLICY WILL BE DETERMINED BY OUR MANUAL OF RULES, CLASSIFICATIONS, RATES, AND RATING PLANS. ALL INFORMATION REQUIRED
        BELOW IS SUBJECT TO VERIFICATION AND CHANGE BY AUDIT.
        ADJUSTMENT OF PREMIUM SHALL BE MADE: AT POLICY EXPIRATION
                        CLASSIFICATION OF OPERATIONS

                                                                      EST ANNUAL
                                                                        PREMIUM
                SEE ATTACHED                                             $4,3
                                                PREMIUM DISCOUNT
                                                EXPENSE CONSTANT
        MINIMUM PREMIUM    $702   TOTAL ESTIMATED ANNUAL PREMIUM         $4,5
        DEPOSIT PREMIUM  $4,442


DATE OF ISSUE: 08/25/94
POLICY ISSUING OFFICE: KANSAS CITY
COUNTERSIGNED                             BY
             ----------------------------   ------------------------------------
                        DATE                            AUTHORIZED AGENT

                                                  WC000001  P-33398-E (ED. 6/87)


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]                                        STANDARD WORKERS COMPENSATION
                                                  AND EMPLOYERS LIABILITY POLICY

                 AMENDED INFORMATION PAGE EFFECTIVE 08/01/94
                     DUE TO RATE CHANGE FOR THE STATE OF
                                      KS


--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 WC 2 07779984  08/01/94      08/01/95   TRANSPORTATION INSURANCE CO.    0379063
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
        MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
        DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
        P.O. BOX 24328                          HAYS  KS  67601
        JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         ** SCHEDULE OF OPERATIONS **                  SCHEDULE
        STATE: KANSAS                                                    PAGE


4.
LOC CLASS     CLASSIFICATION OF OPERATIONS    EST TOTAL   RATE PER  EST ANNUAL
NO. CODE                                      ANN REMUN  $100 REMUN    PREM

001 8742      SALESPERSONS, COLLECTORS OR     160,000         .69       1,
              MESSENGERS - OUTSIDE
    7605      INTERCOMMUNICATION SYSTEMS -     40,000        2.83       1,
                INSTALLATION OR REPAIR & O
    8810      CLERICAL OFFICE EMPLOYEES NOC   100,000         .40         4
                                 SUBTOTAL FOR LOCATION 001             $2,6

   9037       RATE DEVIATION PREMIUM ADJ - CREDIT     .9000               2
+  9832       EMPLOYERS LIABILITY INCREASED LIMITS    .0330
   9848       INC. LIM. BALANCE TO MINIMUM PREMIUM

              TOTAL PREMIUM SUBJECT TO EXPERIENCE MODIFICATION          2,4
   9898       TENTATIVE EXPERIENCE MOD USING FACTOR  1.1600              3
                 INTERSTATE ID. NO: 917541892

              TOTAL ESTIMATED STANDARD PREMIUM                         $2,8
   0900       EXPENSE CONSTANT NCCI REVISED PROGRAM                      1
              TOTAL ESTIMATED PREMIUM                                  $3,0



DATE OF ISSUE: 09/17/94
POLICY ISSUING OFFICE: KANSAS CITY


                                                  WC000001  P-33398-E (ED. 6/87)


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]                                        STANDARD WORKERS COMPENSATION
                                                  AND EMPLOYERS LIABILITY POLICY

                 AMENDED INFORMATION PAGE EFFECTIVE 08/01/94
                     DUE TO RATE CHANGE FOR THE STATE OF
                                      KS


--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 WC 2 0777984  08/01/94      08/01/95   TRANSPORTATION INSURANCE CO.    0379063
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
        MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
        DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
        P.O. BOX 24328                          HAYS  KS  67601
        JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         ** SCHEDULE OF OPERATIONS **                  SCHEDULE
        STATE: MISSISSIPPI                                               PAGE


4.
LOC CLASS       CLASSIFICATION OF OPERATIONS    EST TOTAL   RATE PER  EST ANA
NO. CODE                                        ANN REMUN  $100 REMUN  PREM

002 8810        CLERICAL OFFICE EMPLOYEES NOC   200,000         .46
                                   SUBTOTAL FOR LOCATION 002


    9812        EMPLOYERS LIABILITY INCREASED LIMITS            .0330

                TOTAL PREMIUM SUBJECT TO EXPERIENCE
                MODIFICATION
    9898        TENTATIVE EXPERIENCE MOD USING FACTOR          1.1600
                     INTERSTATE ID. NO: 917541892


                TOTAL ESTIMATED STANDARD PREMIUM                       $1,
                TOTAL ESTIMATED PREMIUM                                $1,

                ***** POLICY TOTALS *****
                ESTIMATED STANDARD PREMIUM                             $3,
                PREMIUM DISCOUNT
                EXPENSE CONSTANT
                ESTIMATED PREMIUM                                      $4,



DATE OF ISSUE: 09/17/94
POLICY ISSUING OFFICE: KANSAS CITY


                                                  WC000001  P-33398-E (ED. 6/87)


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]                                        STANDARD WORKERS COMPENSATION
                                                  AND EMPLOYERS LIABILITY POLICY

                 AMENDED INFORMATION PAGE EFFECTIVE 08/01/94
                     DUE TO RATE CHANGE FOR THE STATE OF
                                      KS


--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 WC 2 07779984  08/01/94      08/01/95   TRANSPORTATION INSURANCE CO.   03790631
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
        MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
        DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
        P.O. BOX 24328                          HAYS  KS  67601
        JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        ** ADDITIONAL LOCATIONS **                    SCHEDULE
                                                                      PAGE

        LOCATION                ADDRESS
         NUMBER

          001           2000 VINE
                        HAYS, KS
                        67601

          002           OPERATIONS IN THE STATE OF
                        MISSISSIPPI
                        99999


DATE OF ISSUE: 09/17/94
POLICY ISSUING OFFICE: KANSAS CITY


   /s/ [ILLEGIBLE]                             /s/ [ILLEGIBLE]
Chairman of the Board                            Secretary


                                                  WC000001  P-33398-E (ED. 6/87)


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]                                              DECLARATIONS

                 RENEWAL DECLARATION


--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A1 12723243    08/01/94      08/01/95   CONTINENTAL CASUALTY CO.      037906310
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
        MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
        DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
        P.O. BOX 24328                          HAYS  KS  67601
        JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    COMMERCIAL UMBRELLA PLUS COVERAGE PART
                                 DECLARATIONS


       -------------------------------------------------------------------------
        THE BUSINESS OF THE NAMED INSURED IS: COMM EQUIP INSTALLATION
       -------------------------------------------------------------------------
        NAMED INSURED IS: ( ) INDIVIDUAL    (X) CORPORATION   ( ) PARTNERSHIP
ITEM                      ( ) JOINT VENTURE ( ) OTHER:
--------------------------------------------------------------------------------

2.      POLICY PERIOD.  THIS POLICY BECOMES EFFECTIVE AND EXPIRES AT 12:01 A.M.
                        STANDARD TIME AT THE ADDRESS SHOWN ABOVE.

--------------------------------------------------------------------------------
3.      LIMIT OF LIABILITY:  $5,000,000   EACH INCIDENT  $5,000,000 AGGREGATE
--------------------------------------------------------------------------------
4.      RETAINED LIMIT   $10,000
--------------------------------------------------------------------------------
5.                       SCHEDULE OF UNDERLYING INSURANCE
       -------------------------------------------------------------------------
        UNDERLYING INSURER      UNDERLYING INSURANCE    LIMIT OF LIABILITY
        POLICY NUMBER AND             COVERAGES
        POLICY PERIOD
       -------------------------------------------------------------------------
                                  GENERAL LIABILITY
                               -----------------------
        TRANSPORTATION INS.     GENERAL AGGREGATE LIMIT  $2,000,000

        SE 40 777 99 83
                                PER PROJECT AGGREGATE LIMIT
        C8-C1-94/95             PER LOCATION AGGREGATE LIMIT
--------------------------------------------------------------------------------


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]                                              DECLARATIONS

                 RENEWAL DECLARATION


--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A1 12723243    08/01/94      08/01/95   CONTINENTAL CASUALTY CO.      037906310
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
        MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
        DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
        P.O. BOX 24328                          HAYS  KS  67601
        JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM:               SCHEDULE OF UNDERLYING INSURANCE (CONTINUED)

--------------------------------------------------------------------------------
5.      UNDERLYING INSURER      UNDERLYING INSURANCE        LIMIT OF LIABILITY
        POLICY NUMBER AND           COVERAGES
        POLICY PERIOD
       -------------------------------------------------------------------------
        TRANSPORTATION INS.     PRODUCTS/COMPLETED              $1,000,000
                                OPERATIONS AGGREGATE LIMIT
                               -------------------------------------------------
        SE 40 777 99 83         EACH OCCURRENCE LIMIT           $1,000,000
                               -------------------------------------------------
                                PERSONAL & ADVERTISING          $1,000,000
        C8-C1-94/95             INJURY LIMIT
       -------------------------------------------------------------------------
                                AUTOMOBILE LIABILITY         EACH        EACH
                                                            PERSON     ACCIDENT
                               -------------------------------------------------
        TRANSPORTATION INS.     COMBINED BODILY INJURY AND  XXXXXXX  $1,000,000
                                PROPERTY DAMAGE LIABILITY   XXXXXXX
                               -------------------------------------------------
        SUA 60 777 99 82        BODILY INJURY LIABILITY     $        $
                               -------------------------------------------------
        08-01-94/95             PROPERTY DAMAGE LIABILITY   XXXXXXX  $
       -------------------------------------------------------------------------
                                EMPLOYERS' LIABILITY         EACH       POLICY
                                                           ACCIDENT      LIMIT
                               -------------------------------------------------
        TRANSPORTATION INS.     BODILY INJURY BY ACCIDENT   $1,000,000  XXXXXXX
                               -------------------------------------------------
        AC 20 777 99 84         BODILY INJURY BY DISEASE    XXXXXXX  $1,000,000
                               -------------------------------------------------
                                                             EACH       XXXXXXX
                                                           EMPLOYEE     XXXXXXX
                                                          -----------   XXXXXXX
        08-01-94/95             BODILY INJURY BY DISEASE    $1,000,000  XXXXXXX
--------------------------------------------------------------------------------


/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

[CNA LOGO]                                              DECLARATIONS

                 RENEWAL DECLARATION


--------------------------------------------------------------------------------
POLICY NUMBER  FROM  POLICY PERIOD  TO    COVERAGE IS PROVIDED BY       AGENCY
--------------------------------------------------------------------------------
 A1 12723243    08/01/94      08/01/95   CONTINENTAL CASUALTY CO.      037906310
--------------------------------------------------------------------------------
      NAMED INSURED AND ADDRESS                         AGENT
--------------------------------------------------------------------------------
        MISCELLCO COMMUNICATIONS, INC.          INSURANCE PLANNING INC
        DBA CELLULAR ONE                        3006 BROADWAY PO BOX 100
        P.O. BOX 24328                          HAYS  KS  67601
        JACKSON, MS  39225
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM                            PREMIUM

--------------------------------------------------------------------------------
6.           PREMIUM            ESTIMATED           RATE          ESTIMATED
              BASIS             EXPOSURE                           PREMIUM
       -------------------------------------------------------------------------
        FLAT CHARGE             --                  --              $1400.


       -------------------------------------------------------------------------
              ADVANCE                 MINIMUM           AUDIT PERIOD IS ANNUAL
              PERIOD                  PREMIUM           UNLESS NOTED
       -------------------------------------------------------------------------
        $1400. ON EFFECTIVE DATE   $1400. ANNUAL        N/A

        $                          $1400. POLICY
                                          TERM
        $
--------------------------------------------------------------------------------
2. FORMS AND ENDORSEMENTS MADE PART OF THIS POLICY AT TIME OF ISSUE INCLUDE (INSERT NUMBER AND SUFFIX)

         SEE ENDORSEMENT INDEX


--------------------------------------------------------------------------------


COUNTERSIGNED                           BY:
              ------------------------     -------------------------------------
                      DATE                         AUTHORIZED AGENT


P-43770-B  110/87 ED.1



/s/  D. H. Chookaojian              /s/  D. M. Lowery
     Chairman of the Board               Secretary

                                 SCHEDULE 3.21


                             Seller's Taxes Payable

               *Ad Valorem Taxes to be due for calendar year 1995

                       Accrued/Sales use tax on equipment

                                  SCHEDULE 4.5


                      Contracts to be Assigned to Mercury

                                  SCHEDULE 4.5

CELL SITE -- MUST HAVE CONSENT

Hayes
Russell
Great Bend
Colby
Dodge City
Pratt
Edson
Wakeeney
Scott City
Ulysses
Garden City
Liberal
Stockton

OFFICE LEASE -- MUST HAVE CONSENT

Hayes (2 offices)
Great Bend
Dodge City
Garden City
Liberal

OTHER AGREEMENT TO BE ASSIGNED TO MERCURY, INC.

I.      Tower Leases

        Location        Lessor

        Syracuse        CTAF-MS Properties
        Ness City       G & K Communications
        Guymon          Jack Eoff
        Copeland        SWK
        Hugoton         Recomco
        *St. Francis    Wes-Kan Tower
        *Atwood         Wes-Kan Tower
        *Oberlin        Wes-Kan Tower
        *Norton         Wes-Kan Tower
        *Grinnel        Wes-Kan Tower

* Mercury's desire to assume future leases will depend upon whether the terms and conditions of the future leases will be acceptable to Mercury.

II.     Equipment Rental (Kansas)

        Location                Description             Lessor

        Dodge City              Copier                  Xerox Corp
        Liberal                 Copier                  Xerox Corp
        Garden City             Copier                  Xerox Corp
        Hays                    Copier                  Xerox Corp
        Great Bend              DK16 Phone Sys          Toshiba Easy Lease

III.    Agent Agreements

        Bar-K Electronics
        Caraway Enterprises DBA Custom Sound & Video
        GK Electronics
        Gavon's Electronics
        Gene's Electronics
        Great Western Tire
        Hays Communications
        Howard's Electronics & TV
        Liberal Communications/Radio Shack
        Strecker TV
        Team Electronics
        Two-Way Radio Communications
        Modern Radio & TV

IV.     Auto Dealer Agreements

        Anderson Motor
        Ralph Baird Ford
        Brent Magourik Chev-Olds-Geo
        Burtis Motor Co., Inc.
        Dove Buick, Olds, Cadillac, Inc.
        Gagnon Motors/Grainfield
        Gasden City Auto Plaza
        Goff Motor Company
        Great Plains Chrysler
        D.L. Hanken Buick, Olds, Pontiac, Cadillac, GMC
        Hays for/Toyota-Paul Larsen
        Helmers Motors, Inc.
        Bill Hopper Ford
        James Lincoln, Mercury/Hays
        James Motor Company
        M & R Ford/Kinsley

        Paul MacDonald Chevrolet, Inc.
        Lloyd Nusser Chevrolet/Jetmore
        Skaggs Motor, Inc.
        R.A.G. Motor Company
        Spangler Motor Co./Scott City
        Western Motor Co., Inc.
        Western Motor Co./Leoti
        Whalen Ford

V.      Radio Trade Agreements

        Station                 Location

        KULY/KFXX               Ulysses
        KIUL/KWKR               Garden City
        KKJQ                    Garden City
        KOLS/KGNO               Dodge City
        KSLS                    Liberal
        KJLS                    HAYS
        KANS/KQDF               Larned
        KHOK                    Great Bend
        LS Network

VI. Confidentiality Agreements -- To the Extent the Contract Terms and Kansas Law will allow Assignment

        Glenna Alm
        Angela Alton
        James P. Angle
        Chris Appelhans
        Susan Bennett
        Anita Blankeney
        Phyllis Bledsoe
        Frank Buchanan
        Jeannine Byers
        Steve Cecil
        Becky Colclazier
        Ann Cook
        J. Stacy Davidson
        Lisa Dirks
        Tracie Ferguson
        Clifford Gallington
        Judy Garner
        Brandi Hake
        Christine A. Hamann

        Dale Hardy
        Sherry Helmke
        Shelly Hinton
        Cynthia Hopkins
        Carol Killgore
        Pat Leihy
        William C. Mathews
        Tonya Myers
        Glen A. O'Dell
        Phan thi Binh
        Ronald Scott Rohleder
        Jan Rushing
        Becky Schaffer
        Davon Schuler
        Teresa Shelley
        Carl E. Smith
        Brad Spinks
        Dorothy Stieben
        Virginia Sullivan
        Mikaela Switzer
        Vikie Williamson

VII. Covenant Not to Compete Agreements - To the Extent the Contract Terms and Kansas law will allow Assignment

        Glenna Alm
        Angela Alton
        James P. Angle
        Chris Appelhans
        Susant Bennett
        Anita Blankeney
        Phyllis Bledsoe
        Frank Buchanan
        Jeannine Byers
        Steve Cecil
        Becky Colclazier
        Ann Cook
        J. Stacy Davidson
        Lisa Dirks
        Tracie Ferguson
        Clifford Gallington
        Judy Garner
        Brandi Hake
        Christine A. Hamann
        Sherry Helmke

        Shelly Hinton
        Cynthia Hopkins
        Pat Leihy
        William C. Mathews
        Glen A. O'Dell
        Phan thi Binh
        Ronald Scott Rohleder
        Jan Rushing
        Becky Schaffer
        Davon Schuler
        Teresa Shelley
        Carl E. Smith
        Brad Spinks
        Dorothy Stieben
        Virginia Sullivan
        Mikaela Switzer
        Vickie Williamson

VIII.   Other Agreements

        EDS (Only the "Roam America" part of the Agreement. Mercury will not assume any other Sections of the Agreement.)
        Boston Communications Credit Card Roaming
        Cellular One Group (licensing agreements)
        KINNET T-1 Agreements
        Southwestern Bell T-1 Agreements
        NACN
        Advantis
        Highway Master
        Cellular Mobile Data Communications Agent Agreement
        AMSC (SkyCell)
        Kin Network, Inc.

                                  SCHEDULE 4.8


                       Buyer's Articles of Incorporation

                            UNITED STATES OF AMERICA

                               STATE OF LOUISIANA
                                   DUPLICATE

                              WADE O. MARTIN, JR.

I, the undersigned Secretary of State, of the State of Louisiana DO HEREBY CERTIFY that a certified copy of the Articles of Incorporation of

                                 MERCURY, INC.,

Domiciled at Sulphur, Louisiana, Parish of Calcasieu,

A corporation organized under the provisions of R. S. 1950, Title 12, Chapter 1, as amended,

By Act before a Notary Public in and for the Parish of Calcasieu, State of Louisiana, on March 3, 1967, and recorded in the corporation records of the Recorder of Mortgages for the Parish of Calcasieu, File No. 1053072, on March 3, 1967, at 3:42 P.M., the date and hour when corporate existence began,

Was filed and recorded in this Office on March 8, 1967, in the Record of Charters Book 277,

And the incorporation tax and all other fees having been paid as required by law, the corporation is authorized to transact business in this State, subject to the restrictions imposed by law, including the provisions of R. S. 1950, Title 12, Chapter 1, as amended.

                                In testimony whereof, I have hereunto set my
[SEAL] hand and caused the Seal of my Office to be affixed at the City of Baton Rouge on, March 8, 1967.


                                            Wade O. Martin, Jr.
                                             Secretary of State

                            UNITED STATES OF AMERICA

                               STATE OF LOUISIANA

                               WADE O. MARTIN, JR.

I, the undersigned, Secretary of State, of the State of Louisiana

DO HEREBY CERTIFY that a copy of an Amendment to the Articles of Incorporation of

                                 MERCURY, INC.,

A Louisiana corporation domiciled at Sulphur, amending

        Article II,

Said Amendment executed on February 4, 1974, and acknowledged on February 4,
1974,

Was recorded in this Office on February 21, 1974, the date amendment became effective, and filed in Record of Charters Book 305.

                                      In testimony whereof I have hereunto set my hand and caused the Seal of my Office to be affixed at the City of Baton Rouge on February 21, 1974.
[SEAL]
                                                  Wade O. Martin, Jr.
                                                  Secretary of State

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                                 MERCURY, INC.

        On January 23, 1973, the shareholders of Mercury, Inc., a Louisiana Corporation, amended ARTICLE II of its Articles of Incorporation by adding Paragraphs (e) and (f) to Article II, to read as follows:

        (e) To engage in farming, ranching and other related business in connection therewith.

        (f) To engage in any lawful activity for which corporations may be formed under the Business Corporation Law of Louisiana.

        Common Shares is the only series of stock outstanding and there are 100 shares outstanding.

        At the annual meeting of shareholders held, after due notice of said meeting was given to each shareholder and further notice given of the proposed amendment to be voted on, 96 of the 100 shares were represented at the meeting, and 96 shares voted for the above amendment. There were no votes against the amendment.

                                        MERCURY, INC.


                                        By: DWIGHT C. SPATES
                                            ----------------------------------
                                            Dwight C. Spates, President


                                        By: H. F. CHAMBLEE
                                            ----------------------------------
                                            H. F. Chamblee, Secretary


STATE OF LOUISIANA

PARISH OF CALCASIEU

        On February 4, 1974, before me, personally appeared DWIGHT C. SPATES, to me personally known, who, being by me duly sworn, did say that he is the president of MERCURY, INC., and that the above instrument was signed by him and
H. F. Chamblee, Secretary, in behalf of said corporation by authority of its

*****************************
                            *
 ARTICLES OF INCORPORATION  *               UNITED STATES OF AMERICA
                            *
            OF              *                  STATE OF LOUISIANA
                            *
      MERCURY, INC.         *                 PARISH OF CALCASIEU
                            *
*****************************


        BE IT KNOWN: That on this 3rd day or March, 1967, before me, Arthur J. Planchard, a Notary Public, duly commissioned and qualified in and for the Parish of Calcasieu, State of Louisiana, and in the presence of the witnesses hereinafter named and undersigned, personally appeared WILLIAM L. HENNING, DWIGHT C. SPATES, and JOHN T. HENNING, residents of Calcasieu Parish, Louisiana, all of the full age of majority, who declared that, availing themselves of the laws of the State of Louisiana governing the creation and formations of corporations, they have contracted and agreed, and by these presents do contract and agree and bind themselves, as well as other persons as may hereafter become associated with them, to form and constitute a corporation for the objects and purposes hereinafter set forth under the following articles and stipulations, to-wit:

                                ARTICLE I - NAME

                 The name of this corporation is MERCURY, INC.

                             ARTICLE II - PURPOSES

        To acquire by purchase, lease or otherwise, construct, maintain, lease and operate telephone exchange systems, public and private telephone and telegraph lines, to receive and transmit intelligence by electricity for all purposes, including methods now used, or may be used, and generally to carry on a communication business within and without the state.

        (a) To construct, own, operate and maintain lines, cables, wires, towers, radio equipment, and all other [ILLEGIBLE COPY]

        (b) To buy, sell, lease, acquire or own and to alienate real estate and movable property.

        (c) To borrow money, issue notes and other evidences of indebtedness and to mortgage any property, both real and personal, which may be owned by this corporation.

        (d) And generally to do any and all things necessary and proper that may be required in order to engage in the business of transmitting video and audio television signals and programs and the transmitting and receiving of intelligence.

                        ARTICLE III - TERM OF EXISTENCE

        The term for which this corporation is to exist is ninety-nine (99) years from the date hereof.

                         ARTICLE IV - REGISTERED OFFICE

        The location and post office address of the registered office of this corporation shall be 101 East Thomas Street, Sulphur, Louisiana.

                         ARTICLE V - REGISTERED AGENTS

        The full names and addresses of the registered agents are as follows:

        Arthur J. Planchard             William L. Henning
        101 East Thomas Street          101 East Thomas Street
        Sulphur, Louisiana              Sulphur, Louisiana

                         ARTICLE VI - AUTHORIZED SHARES

        The total authorized number of shares is Two Thousand (2,000) shares of a par value of FIFTY AND NO/100 ($50.00) DOLLARS each.

                         ARTICLE VII - PAID-IN CAPITAL

        The amount of paid-in capital with which the corporation shall begin business is ONE THOUSAND AND NO/100 ($1,000.00) DOLLARS, which has been paid in cash.

                            ARTICLE VIII - DIRECTORS

        (a) Unless and until otherwise provided in the by-laws, managed by a board of not less than three (3) directors or more than five (5) directors.

        (b) The names of the first directors and their post office address are as follows:

                William L. Henning -- 101 East Thomas Street
                                      Sulphur, Louisiana

                Dwight C. Spates   -- 322 Tamarack Street
                                      Sulphur, Louisiana

                John T. Henning    -- 114 East Elizabeth Street
                                      Sulphur, Louisiana

        (c) The Board of Directors shall have authority to make and alter by-laws, including the right to make or alter by-laws, fixing their qualifications, classification or terms of office, or fixing or increasing their compensation, subject to the power of the shareholders to change or repeal the by-laws so made.

        The directors shall be elected annually and directors above named shall hold office until the next annual meeting or until their successors have been duly elected and qualified.

        Any director absent from a meeting may be represented by any other director or shareholder, who may cast the vote of the absent director according to the written instructions, general or special, of said absent director, filed with the secretary.

        (d) The first officers of the corporation are named as follows:

                William L. Henning, President
                Dwight C. Spates, Vice President
                John T. Henning, Secretary-Treasurer

                          ARTICLE IX -- INCORPORATIONS

        The names and post office addresses of the incorporators and a statement of the number of shares subscribed by each are as follows:

                (1) William L. Henning,
                    101 East Thomas Street,
                    Sulphur, Louisiana;
                    Fourteen (14) Shares

                       ARTICLE X - STOCKHOLDERS LIABILITY

        No stockholder shall ever be liable for the contracts or faults of the corporation in any further sum than the unpaid balance due on the shares of stock subscribed by him; nor shall any informality in organization have the effect of rendering this charter null or of exposing a stockholder to any liability beyond the amount due on his subscription for stock.

                          ARTICLE XI - ANNUAL MEETING

        That annual meeting of the shareholders of this corporation for the election of directors and for such other matters as may properly come before the meeting shall be held on the fourth Monday of January of each year, beginning the 22nd day of January, 1968.

                        ARTICLE XII - RIGHT TO PURCHASE
                               AND REDEEM SHARES

        The corporation may purchase and/or redeem its own shares in the manner and under the conditions provided in Sections 23 and 45 of the Business Corporation Law (R.S. 12:23 and 12:45), such shares so purchased shall be considered treasury shares and may be re-issued and disposed of as authorized by law, or may be cancelled and the capital stock reduced, as the board of directors may from time to time determine.

                      ARTICLE XIII - COMPROMISE AGREEMENT

        This corporation shall have the benefit of the provisions of Section 63 of the Business Corporation Law (R.S. 12:63).

                          ARTICLE XIV - WASTING ASSETS

        If at any time this corporation should own wasting assets intended for sale in the ordinary cause of business or shall own property having limited life, it may pay dividends from the net profit arising from such assets without deductions from depreciation and depletion of the assets thereby sustained.

        THUS DONE AND SIGNED, at my office in the State, Parish, and City aforesaid on the day, month, and year hereinabove set forth, in the presence of the undersigned competent witnesses and me, Notary Public, after due reading of the whole.

WITNESSES:

         BETSY ANN JACOBSEN                       WILLIAM L. HENNING
-----------------------------------    --------------------------------------
                                                  William L. Henning


        SANDRA BRITWELL                             DWIGHT C. SPATES
-----------------------------------    --------------------------------------
                                                    Dwight C. Spates

                                                   JOHN T. HENNING
                                       --------------------------------------
                                                   John T. Henning

                                ARTHUR BLANCHARD
                       ----------------------------------
                                 Notary Public

                                SCHEDULE 5.4(d)

                              Tax Escrow Agreement

                              TAX ESCROW AGREEMENT

         This Escrow Agreement (the "Tax Escrow Agreement") is entered into as of this ___day of _______, 1995, by and among MERCURY CELLULAR OF KANSAS, INC., a Louisiana corporation ("Buyer"), MISCELLCO COMMUNICATIONS, INC., a Mississippi corporation ("Seller"), and THE CALCASIEU MARINE NATIONAL BANK OF LAKE CHARLES of Lake Charles, Louisiana (the "Escrow Agent").

         WHEREAS, Seller and Buyer have entered into that certain Purchase Agreement dated as of April 19, 1995 (the "Agreement"), wherein Seller has agreed to sell to Buyer the Assets (as defined therein), a copy of which Agreement has been furnished to the Escrow Agent, and

         WHEREAS, Section 5.4 provides for the establishment of this Tax Escrow Agreement in order to assure that sufficient funds are available to make payment on all taxes that are Seller's responsibility pursuant to this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Appointment of Escrow Agent. Buyer and Seller designate and appoint the Escrow Agent to act as escrow agent hereunder and the Escrow Agent accepts such appointment on the terms and conditions hereinafter set forth.

         2. Deposit of Funds with Escrow Agent. Simultaneously with the execution of this Escrow Agreement by Buyer, Seller and the Escrow Agent, Buyer has deposited with the Escrow Agent as security for the performance of its obligations under Section 1.2(a)(3) of the Agreement, the sum of Sixty Thousand Dollars ($60,000.00). Such amount, together with the earnings thereon from time to time held by the Escrow Agent are herein called the Escrow Funds. The Escrow Agent hereby agrees to invest the Escrow Funds in the investments listed in Attachment One.

         3.      Delivery of the Escrow Funds.

                 (a) Distributions shall be made (a) as necessary and appropriate to assure timely payment of all taxes that are Seller's responsibility pursuant to this Agreement.

                 (b) The Escrow Agent shall have no responsibility for determining which of Buyer or Seller is entitled to the Escrow Funds but shall deliver the Escrow Funds in accordance with joint written instructions of Seller and Buyer or a final court order.

                 (c) Notwithstanding any other provision of this Escrow Agreement, in the event the Escrow Agent has not distributed the Escrow Funds by September 15, 1995 or at any time thereafter, the Escrow Agent shall be entitled, at its election and after ten (10) days' written notice to Seller and Buyer, to tender the Escrow Funds into the registry or custody of any court of competent jurisdiction the Escrow Agent may deem appropriate, and thereupon the Escrow Agent shall be discharged from all further duties and liabilities under this Escrow Agreement with respect to the Escrow Funds, unless, prior to the expiration of such ten (10) day period, Seller and Buyer by written direction instruct the Escrow Agent to transfer the Escrow Funds to a successor to the Escrow Agent, in which case the Escrow Agent shall transfer the Escrow Funds to such successor. If the Escrow Agent should receive or become aware of any conflicting demands or claims with respect to the Escrow Funds or the rights of any of the parties hereto, the Escrow Agent shall have the right in its sole discretion, without liability for interest or damages, to discontinue any or all further acts on its part until such conflict is resolved to its satisfaction and/or to commence or defend any action or proceeding for the determination of such conflict.

         4. Responsibility of Escrow Accent. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely on and shall be protected in acting or refraining from acting on any instrument believed by it to be genuine and to have been signed or presented by Buyer and Seller. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized herein. The Escrow Agent shall not be subject to, nor be under any obligation to ascertain or construe the terms and conditions of any other instrument, whether or not now or hereafter deposited with or delivered to the Escrow Agent or referred to in the escrow instructions, nor shall the Escrow Agent be obliged to inquire as to the form, execution, sufficiency or validity of any such instrument nor to inquire as to the identity, authority, or rights of the person or persons executing or delivering the same.

                 The Escrow Agent shall not be liable for any act performed by it or any omission by it or pursuant to the terms of this Agreement unless such act is done in bad faith, or the Escrow Agent is grossly negligent in the performance thereof. Any act done or omitted by the Escrow Agent pursuant to the advice of its attorneys shall be deemed conclusively to have been performed or omitted in good faith by the Escrow Agent.

         5. Escrow Agent Expenses. Any fees and out of pocket costs and expenses, including attorneys' fees, incurred by the Escrow Agent in connection with the provisions of this Agreement shall be borne one-half by Buyer and one-half by Seller.

         6. Notices. All notices, certificates, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if mailed, by certified mail, first class postage prepaid, or delivered personally, or sent by telecopier:

                 If to Seller:

                 Miscellco Communications, Inc.
                 Suite 125
                 Eastover Bank Building
                 125 North Congress
                 Jackson, Mississippi 39201
                 Attention: J. Stacy Davidson
                 Telephone: (601) 948-1212
                 Facsimile: (601) 948-1211

                 with a copy to:

                 Lukas, McGowan, Nace & Gutierrez, Chartered
                 1111 Nineteenth Street, N.W., Suite 1200
                 Washington, D.C. 20036
                 Attention: Thomas Gutierrez, Esquire
                 Telephone: (202) 857-3500
                 Facsimile: (202) 842-4485

                 If to Buyer:

                 Mercury Cellular of Kansas, Inc.
                 CM Tower, Suite 1495
                 One Lakeshore Drive
                 Lake Charles, LA 70629
                 Attention: Robert Piper
                 Telephone: (318) 436-9000
                 Facsimile: (318) 439-0769

                 with a copy to:

                 Thomas G. Henning, Esquire
                 101 East Thomas Street
                 Sulphur, LA 70663
                 Telephone: (318) 436-9000
                 Facsimile: (318) 433-0587

                 If to the Escrow Agent:

                 The Calcasieu Marine National Bank of Lake Charles
                 CM Tower
                 One Lakeshore Drive
                 Lake Charles, LA 70601
                 Attention: Trust Department

or to such other address or addresses as may hereafter be specified by notice given by any of the above to the others.

                 Notices given by overnight delivery shall be effective when received. Notices delivered in person shall be effective upon delivery. Notices given by telecopier shall be effective when transmitted provided telecopier notice is confirmed by telephone and is transmitted on a business day during regular business hours. All notices sent via telecopier should be followed up by the delivery of originally executed copies of such notices to the pertinent party within five (5) business days.

         7. Indemnification. Buyer and Seller shall indemnify, defend and hold the Escrow Agent harmless from and against any claim, demand, damage, loss, expense, obligation or liability which arises from or relates to the Escrow Agent's execution or performance of this Escrow Agreement and to pay to the Escrow Agent on demand the amount of all such costs, damages, judgments, attorney's fees, expenses, obligations, and liabilities; provided, however, that such indemnification shall not cover any act or omission of the Escrow Agent which constitutes gross negligence or willful misconduct.

         8. Counterparts. This Escrow Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         9. Governing Law. The validity and effectiveness of this Escrow Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Louisiana without giving effect to the provisions, policies or principles thereof relating to choice or conflict of laws.

         10. Amendment. This Escrow Agreement may only be amended or modified by an instrument executed by the parties hereto.

         11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto or to their respective successors and assigns. Nothing contained herein is intended to confer upon any person other than the parties hereto and their respective successors and assigns as aforesaid, any rights or remedies under or by reason of this Escrow Agreement.

         12. Interpretation. Captions herein are inserted for convenience of reference only and are not intended to be part of or to affect the meanings or interpretation of this Escrow Agreement. All capitalized terms used herein shall have the meaning ascribed to them in the Purchase Agreement, unless otherwise defined herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed as of the day and year first above written.

MERCURY CELLULAR OF KANSAS, INC.       MISCELLCO COMMUNICATIONS, INC.

By:                                    By:
   --------------------------             ----------------------------

THE CALCASIEU MARINE NATIONAL BANK OF LAKE CHARLES

By:
   ---------------------------
      ASSISTANT VICE PRESIDENT
      & TRUST OFFICER

                                  ATTACHMENT 1
                                       TO
                                ESCROW AGREEMENT

         Escrow Funds are to be invested in U.S. Treasury Bills not exceeding a maturity of 90 days.

         Funds not so invested in U.S. Treasury Bills should be invested in a money market mutual fund consisting primarily of U.S. Treasury securities.

                                SCHEDULE 5.10

         List of Persons to Execute Non-Compete and Confidentiality

                                 Agreements

                                     And

                   Form of Non-Compete and Confidentiality

                                  Agreement

                                NON-COMPETE LIST

BOARD OF DIRECTORS

J. Stacy Davidson -         Chairman
William C. Mathews -        Director
William Charles Artmann -   Director

OFFICERS

J. Stacy Davidson -         President
William C. Mathews -        Secretary/Treasurer

OTHER KEY EMPLOYEES

James P. Angle -            Chief Operating Officer
L. Stacy Davidson, Jr. -    Shareholder
Friley S. Davidson -        Shareholder

                    NONCOMPETE AND CONFIDENTIALITY AGREEMENT

         THIS AGREEMENT made and entered into this 30th day of April, 1995, by and between Mercury Cellular of Kansas, Inc., a Louisiana corporation (which, together with its parent corporation and its affiliates and their respective successors and assigns, is hereinafter referred to as "Mercury"), and Miscellco Communications, Inc., a Mississippi corporation and its undersigned officers, directors, and key shareholders (collectively "Miscellco").

                                   RECITALS:

         Pursuant to that certain Asset Purchase Agreement dated April 19, 1995 (the "Asset Purchase Agreement"), relating to the acquisition by Mercury of certain assets (the "Assets") of Miscellco, a condition to Mercury's obligations to close said acquisition is that Mercury has received this Agreement.

         NOW, THEREFORE, as an inducement for Mercury to acquire the Assets, as provided in the Asset Purchase Agreement, and for other valuable consideration, the receipt of which is hereby acknowledged, the parties do hereby agree as follows:

         1. Defined Terms. As used in this Agreement, the following terms shall, unless expressly provided otherwise and whether or not capitalized, have the meanings specified in this Section 1. Said terms also shall have the said meanings when used in any Exhibit, Schedule, Attachment or Addendum hereto or in any document made or otherwise entered into pursuant to this Agreement, unless otherwise expressly provided. Such terms shall be deemed to refer to the singular, plural, masculine, feminine or neuter, as the context requires.

                 1.1 "Agreement" means this Agreement, as originally executed on the date hereof and as the same may be amended, modified and supplemented from time to time. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby," and "hereunder," when used with reference in this Agreement, refer to this Agreement as a whole, unless the context otherwise requires.

                 1.2 "Affiliate" means, when used with reference to a specific Person (or when not referring to a specific Person shall mean an Affiliate of a party), any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specific Person. This term shall also include any Person who, directly or indirectly, through one or more intermediaries, has the contractual right or option to acquire or vote more than 5% of the voting interest of a specific Person.

                 1.3 "Business." The Business subject hereof is that of wireless communication.

                 1.4 "Control" (or the verb form "Controlled"). A Person shall be deemed to control another Person when such controlling Person has the power, directly or indirectly, to cause the direction of the management or policies of such other Person, whether through the ownership of voting securities, by contract, agency or otherwise.

                 1.5 "Person" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, governmental agency, cooperative, association, individual or other entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such person as the context may require.

         2. Nondisclosure. Miscellco has delivered, or is delivering to Mercury concurrently herewith, all documents, records, tapes or other items containing proprietary information relating to the Business including, but not limited to, all customer lists, and technical, marketing and financial information which are in the possession or control of Miscellco or its Affiliates. Except as set forth in paragraph 6, hereto, Miscellco agrees that neither it nor its shareholders, employees representatives, agents, Affiliates, parents or subsidiaries; nor officers, directors, shareholders, employees representatives or agents of Affiliates, parents or subsidiaries will, without first obtaining Mercury's written consent, disclose to any person, firm or enterprise, or use for its or their benefit, any information relating to the pricing, methods, processes, financial data, lists, apparatus, statistics, programs, research, development or related information of the Business, or of Miscellco's parents, subsidiaries or Affiliates or customers, concerning past, present or future business activities or operations of Miscellco, or the results of the provision of services performed by Miscellco.

         3. Trade Secrets. Miscellco covenants and warrants that neither it nor its shareholders, representatives, employees agents, nor officers, directors will give, transfer or otherwise disclose any of Miscellco's proprietary information to any third party directly or indirectly, at any time in the future. Miscellco covenants and warrants further that neither it nor its shareholders, representatives, employees agents have appropriated or will appropriate the said proprietary information, including but not limited to Miscellco's customer lists, for their benefit.

         4. Noncompete. Miscellco hereby agrees that, except as set forth in paragraph 6 hereto, neither Miscellco nor its shareholders, representatives, employees agents will (a) directly or indirectly, own, manage, operate, control, be employed by or otherwise engage, participate or have any interest in any Person which is engaged in the Business within the RSAs set forth in the Asset Purchase Agreement for a period of two (2) years following the date hereof or (b) solicit, divert, take away to attempt to divert or take away, without the prior written consent of Mercury, any customer, employee, independent contractor, agent or representative, other than signatories to this Agreement, of Mercury or any of its respective Affiliates for a period of two
(2) years following the date hereof.

         5. Injunction and Expenses. Upon breach of this Agreement, in addition to any and all other rights and remedies it may have, Mercury shall be entitled to injunctive relief, both pendente lite and permanent, against the breaching party, as the parties recognize that a remedy at law would be inadequate and insufficient. In the event of litigation, the prevailing party shall be entitled to recover all costs and expenses, including but not limited to attorney's fees and court costs, incurred by it as a result or arising out of any litigation involving a breach or alleged breach under or pursuant to this Agreement in addition to such other rights or remedies as Mercury may have under this Agreement, at law or in equity.

         6. Permissible Activity and Investment. Nothing contained in this Agreement above shall limit the right of Miscellco to (a) be an investor, or to make and hold passive investments, in investment securities aggregating not more than 1% of the issued and outstanding securities of any corporation which is registered on a national securities exchange or admitted to trading privileges thereon or actively traded on a generally recognized over-the-counter market; (b) own, manage or participate with, in any way, any entity that provides service (the "Service Provider") to a wide geographic area such that (i) the RSAs constitute less than 5% of the area served by the Service Provider, and (ii) management or other participation is on a system-wide basis and without any focus being directed particularly to the RSAs. Moreover, nothing in this Agreement shall prevent Miscellco from disclosing to third parties the results of System performance, to the extent that such results (i) do not work to the detriment of Mercury and (ii) are necessary to provide third parties with an accurate understanding of Miscellco's accomplishments and thereby demonstrate Miscellco's qualifications to own and operate other properties.

         7. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, their respective heirs, personal representatives, successors and assigns.

         8. Severability and Other Restrictions. It is the intention of the parties that activities be restricted only to the extent necessary for the protection of legitimate business interests of Mercury. Thus, the provisions of this Agreement shall, to the fullest extent permissible under the law and public policy, be enforced by the courts of each state and jurisdiction in which enforcement is sought, and the unenforceability (or the modification necessary to conform the covenants contained herein with such law and public policy) of any part hereof shall not be deemed to render unenforceable any other part hereof. Accordingly, if any part of this Agreement shall be adjudicated to be invalid or unenforceable, whether in its entirety or as modified as to duration, territory, or otherwise, then such part shall be deemed deleted or amended, as the case may be, in order to render the remainder hereof valid and enforceable. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof. This Agreement shall not supersede or be in lieu of any other agreement restricting activities referenced herein but shall be in addition to any such other restrictions.

         9. Acknowledgment. Miscellco hereby acknowledges and recognizes the following:

                 a. This Agreement is necessary for the protection of the legitimate business interests of Mercury in purchasing the Assets of Miscellco;

                 b. The scope of this Agreement in time, geography and types and limitations of activities restricted is reasonable;

                 c. Neither Miscellco nor its representatives, agents, etc., individually or jointly, has any intention of competing with Mercury within the area and the time limits set forth herein; and

                 d. Breach of this Agreement will be such that Mercury will not have an adequate remedy at law because of the unique nature of the Assets being conveyed and the confusion to subscribers and the public which a breach would create.

         10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Kansas without regard to its conflicts of laws provisions.

         11. No Waiver or Modification. No waiver or modification of this Agreement shall be valid unless in writing and duly authorized and signed by the party to be charged.

         12. Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         13. Authority. The individuals executing this Agreement on behalf of Miscellco, which shall be deemed to include its Affiliates, further represent and warrant that (a) they have the full power and authority to bind both Miscellco and the Affiliates to the terms hereof and have been duly authorized to do so in accordance with such entities' corporate or other organizational documents; and (b) they include all Miscellco's officers and directors. Certified copies of such authorizations are provided herewith.

         DATED as of the day and year first above written.

MERCURY CELLULAR OF KANSAS, INC.       MISCELLCO COMMUNICATIONS, INC.

By:                                    By:
   ----------------------------           ---------------------------------
   Thomas G. Henning, President             J. Stacy Davidson, President

                                       J. STACY DAVIDSON

                                       By:
                                          -----------------------------------
                                          J. Stacy Davidson, Chairman
                                            of the Board and President

                                       WILLIAM C. MATHEWS

                                       By:
                                          -----------------------------------
                                          William C. Mathews, Director
                                            and Secretary/Treasurer

                                       JAMES P. ANGLE

                                       By:
                                          -----------------------------------
                                          James P. Angle, Chief
                                            Operating Officer

                                       WILLIAM CHARLES ARTMANN

                                       By:
                                          -----------------------------------
                                          William Charles Artmann,
                                            Director

                                       L. STACY DAVIDSON JR.

                                       By:
                                          -----------------------------------
                                          L. Stacy Davidson Jr.,
                                              Shareholder

                                       FRILEY S. DAVIDSON

                                       By:
                                          -----------------------------------
                                          Friley S. Davidson,
                                            Shareholder

                                SCHEDULE 5.12


                SELLERS'S ADDITIONAL CONSTRUCTION OBLIGATIONS--

                                P-1000 AGREEMENT

                              ASSUMPTION AGREEMENT

         This Assumption Agreement is made and entered into as of this 30th day of April, 1995, (this "Assumption Agreement") by MERCURY CELLULAR OF KANSAS, INC. (the "Buyer"), for the benefit of MISCELLCO COMMUNICATIONS, INC. ("Seller").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Purchase Agreement dated April 19, 1995 (the "Agreement") between Buyer and Seller, on the date hereof Seller is assigning and Buyer is receiving all of Seller's rights under those contracts, licenses and leases listed in Schedule 4.5 of the Agreement;

         WHEREAS, under the Agreement, Buyer has agreed to assume certain obligations of the Seller as specified in Schedule 4.5 of the Agreement.

         NOW, THEREFORE, in consideration of the premises, on and after the date hereof, Buyer hereby assumes and agrees to pay, observe, perform, discharge, as and when due, and hold Seller harmless from all of the assumed obligations (as specified in Schedule 4.5 of the Agreement) arising from and after the date hereof and Buyer hereby releases Seller from all obligations of Seller with respect to the assumed obligations. Except as specified in Schedule
4.5 of the Agreement, Buyer shall not assume any liabilities or contractual obligations of the Seller including, but not limited to, any termination penalties which may be owed to any of Seller's lenders or any lease or other obligation of Seller relating to or arising from Seller's construction of the System.

         IN WITNESS WHEREOF, Buyer has caused this Assumption Agreement to be duly executed in its name as of the day and year first above written.

                                           MERCURY CELLULAR OF KANSAS, INC.


                                           By:
                                              ------------------------------
                                              Thomas G. Henning, President

                                   AGREEMENT
                            PLEXSYS P-1000 SWITCHES

         This Agreement is entered into between Miscellco Communications, Inc., Mercury Cellular of Kansas, Inc. and Plexsys International.

         On this, the 22nd day of March, 1995 the parties concerned agree to the following:

         1. The parties will finalize an Agreement for the transition and close pursuant to that Agreement effective April 30, 1995 transferring ownership of several Kansas RSAs now licensed to Miscellco, to Mercury Cellular.

         2. The timely and proper deployment of two P-1000 switches is crucial to finalizing the Miscellco/Mercury agreement effective April 30, 1995. If the two P-1000 switches are properly incorporated into the system by that date, and in accordance with the Plexcell (P-1000 Implementation Schedule, and all other conditions precedent to full payment for those switches have been met, Miscellco will make complete payment for those switches at that time. For the purposes of this Agreement, proper deployment consists of two P-1000 switches, each having 44 port capacity, 22 ports in place, and all racks, software and other materials being in place so that 22 additional ports can be readily added to each switch as the carrier desires, at the carrier's expense, all being incorporated in the system so that IS-41 and all call delivery/transfer and other "standard" cellular functions can be accomplished consistently. These standard functions should include all cellular functions currently present in the D-400 switches.

         3. If the two P-1000 switches are not properly incorporated into the system by that date, payment will be deferred until incorporation has been made properly. The remaining payment due on the two P-1000 switches is $187,500.

         4. In the event that two P-1000 switches are properly incorporated into the system on or before June 30, 1995, Plexsys need not take any action for which it is not already contractually obligated regarding the provision of replacement switches pending completion of proper incorporation.

         5. In the event that the two P-1000 switches are not properly incorporated by June 30, 1995, Plexsys agrees to make four additional D-400 switches (fully loaded, including but not limited to, software, DS-1 interface cards and racks as required) available to Mercury, on an interim basis pending completion of proper P-1000 incorporation into the system, as follows: (a) One additional switch would be made available, upon Mercury's demand, effective June 30, 1995; (b) a second additional switch would be made available, upon

                 Mercury's demand, effective September 30, 1995; (c) a third additional switch would be made available, upon Mercury's demand, effective February 28, 1996; and (d) a fourth additional switch would be made available, upon Mercury's demand, effective June 30, 1996.

         6. Neither Miscellco nor Mercury will be responsible for any additional payment in order to obtain and install the interim replacement switches. Plexsys will have the option of removing the replacement D-400 switches and reinstalling the existing D-200 switches when the P-1000s are incorporated into the system at their own expense, or leaving the replacement D-400 switches in place.



         The undersigned request that you confirm your acceptance of the subject proposal by acknowledging your agreement below.

   MISCELLCO COMMUNICATIONS,                  MERCURY CELLULAR OF
   INC.                                       KANSAS, INC.

By:  /s/ J. STACY DAVIDSON                 By: /s/ THOMAS HENNING
   -------------------------------            ---------------------------------
     J. Stacy Davidson                         Thomas Henning

     Miscellco Communications, Inc.            Mercury Cellular of
     d/b/a Cellular One                        Kansas, Inc.
     Suite 500                                 Suite 1495
     120 North Congress Street                 One Lakeshore Drive
     Jackson, MS 39201                         Lake Charles, LA 70602



Accepted and Acknowledged
this 22 day of March, 1995:

PLEXSYS INTERNATIONAL



By   /s/ JOHN VARGO
  --------------------------------
     John Vargo, President

                               SCHEDULE 7.1(b)

                            Seller's FCC Opinion

                [LUKAS, MCGOWAN, NACE & GUTIERREZ LETTERHEAD]

                               APRIL 30, 1995



Mercury Cellular of Kansas, Inc.
C M Tower, Suite 1495
One Lakeshore Drive
Lake Charles, Louisiana 70629

Gentlemen:

         We have acted as special communications counsel to Miscellco Communications, Inc. ("Miscellco") in connection with the Asset Purchase Agreement dated April 19, 1995 (the "Agreement") between Miscellco and Mercury Cellular of Kansas, Inc. ("Mercury"). This opinion is being furnished to you at the request of Miscellco pursuant to section 7.1(b) of the Agreement. Unless otherwise defined herein, the definitions or terms used in this opinion shall be the same as those in the Agreement.

         As special communications counsel for Miscellco, we address only matters within the jurisdiction of the Federal Communications Commission ("FCC"). The following opinions are based upon and concern only the effect of the Communications Act of 1934, as amended, and the published rules, regulations and opinions of the FCC (collectively, the "Act").

         In rendering this opinion, we have reviewed the Agreement and the public records of the FCC (the "Public File"), including Miscellco's FCC Authorizations listed on Attachment A hereto.

         Whenever our opinion herein with respect to the existence or nonexistence of facts is qualified by the phrase "to the best of our knowledge," it is intended to indicate that no information has come to the attention of the attorneys who have spent significant time on the Agreement that would give us actual knowledge that our opinion with respect to the existence of nonexistence of such facts is accurate.

         In rendering the opinions expressed herein, we have assumed (i) the authenticity of all documents submitted to us as originals and the conformity with the original documents of any copies hereof submitted to us as certified, conformed or photostatic copies for our examination, (ii) that the signatures on all documents examined by us are genuine and that where any such signature purports to have been made in a corporate, governmental, fiduciary or other capacity, the person who affixed such signature to such documents had authority to do so, and (iii) the correctness of public files, records and certificates of, or furnished by, governmental or regulatory agencies or authorities. We have made no independent factual investigation of Miscellco, its assets, or the assets to be conveyed. Our opinion, therefore, does not encompass any matter which would be apparent only as a result of such an investigation.

         Based upon our examination of the foregoing documents, records, the Act and subject to the qualifications, assumptions and limitations set forth herein we are of the opinion that:

         1. Miscellco is the duly authorized holder of the Licenses for the Kansas, 1, 2, 6, 7, 11, 12 and 13 and the FCC Interim operating Authority for Oklahoma RSA 1. The Licenses are in full force and effect. The Licenses are the only licenses, permits or authorizations required under the Act for the construction and operation of the System as it is being operated. To the best of our knowledge, and other than events which affect the cellular industry generally, no event has occurred that permits, or after notice or lapse of time or both would permit, revocation or termination of the Licenses or would materially adversely affect any of the rights of Miscellco thereunder.

         2. To the best of our knowledge after due inquiry and review of the Public File, there is no outstanding adverse decree, order or other ruling that has been issued by the FCC against Miscellco, or with respect to the Licenses, and there is no complaint, investigation, proceeding, petition, notice of violation, notice of apparent liability or mutually exclusive application pending or, to the best of our knowledge, threatened, by or before the FCC against Miscellco or with respect to the Licenses, other than rulemaking proceedings of general applicability to the cellular industry.

         3. The FCC consents to the applications to assign the FCC Licenses from Seller to Buyer in FCC File Nos.01300-CL-AL-1-95,
01301-CL-AL-1-95, 01302-CL-AL-1-95, 01303-CL-AL-1-95, 01304-CL-AL-1-95,
01305-CL-AL-1-95, 01306-CL-AL-1-95, 01307-CL-AL-1-95, and 9413531 (microwave), respectively, have become Final orders and do not impose any restrictions or conditions which would have a materially adverse effect upon the operations of the System and are in full force and effect.

         Buyer acknowledges that this firm has performed legal and engineering services for both Miscellco and Buyer, acknowledges that the firm has brought to Buyer's attention the possibility of a conflict of interest, and Buyer has affirmatively agreed to waive any claim of conflict based upon such representation.

         This opinion is effective only as of the date hereof, and we take no professional responsibility to advise you as to any subsequent event as to which we may become aware. This opinion is being delivered by us as special communications counsel for Miscellco solely for the benefit of Buyer pursuant to the Agreement and is not to be quoted in whole or in part, or otherwise referred to, nor is it to be filed with any governmental agency or otherwise circulated without our prior written consent.

                             Very truly yours,

                             LUKAS, McGOWAN, NACE & GUTIERREZ


                             ---------------------------------------------------
                             Thomas Gutierrez
                             Counsel for Miscellco Communications,
                               Inc.

                              SCHEDULE 7.1(b)(2)

                           Seller's Corporate Opinion

                                 April 30, 1995

Mercury Cellular of Kansas, Inc.
C M Tower, Suite 1495
One Lakeshore Drive
Lake Charles, Louisiana 70629

Gentlemen:

         I have acted as counsel to Miscellco Communications, Inc. ("Miscellco") in connection with the Agreement dated April 19, 1995 (the "Agreement"), by and between Miscellco Communications, Inc. and Mercury Cellular of Kansas, Inc. This opinion is being furnished to you pursuant to
Section 7.1(b) of the Agreement. All capitalized terms used but not defined in this opinion which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

         In connection with this opinion, I have examined originals or copies of the Agreement and such other agreements, documents, certificates and/or instruments as I have deemed necessary as a basis for the opinion herein set forth. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons, the conformity to the originals of all documents submitted to us as copies and the due organization, existence and capacity of such persons and entities, the right, power and authority of such persons and entities to enter into all agreements to which they are parties and the valid execution and delivery of the Agreement by them.

         I call your attention to the fact that I am a member of the Bar of the state of Mississippi and do not purport to be an expert on, or generally familiar with or qualified to express legal conclusions based upon, the laws of any other state or jurisdiction other than the federal laws of the United States of America. I express no opinion with respect to federal or state law relating to the ownership, operation or regulation of non-wireline cellular communication systems, including, without limitation, the need to obtain or make any consents, applications, licenses, approvals or the like upon or prior to the execution of the Agreement or the exercise of any rights or remedies under the Agreement.

         Based upon and subject to the foregoing, I am of the opinion that:

         1. Miscellco is a corporation duly organized, validly existing and in good standing under the laws of the state of Mississippi. In rendering the opinion of good standing set forth herein, I have relied solely upon a good standing certificate of the Secretary of State of the State of Mississippi dated _____________.

         2. Miscellco has all requisite corporate power to execute, deliver and perform the Agreement. The execution, delivery and performance by Miscellco of the Agreement have been duly authorized by all necessary corporate actions on the part of Miscellco.

         3. The Agreement has been duly authorized, executed and delivered by or on behalf of Miscellco and is the legal, valid and binding obligation of Miscellco enforceable against Miscellco in accordance with its terms. Further, my opinions set forth in this paragraph are qualified to the extent that enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or limiting the enforcement of creditors, rights generally; (ii) general principles of equity, whether applied by a court of law or equity; (iii) the availability of particular remedies; and (iv) limitations based upon statutes or public policy limiting a person's right to waive the benefits of statutory provisions or common law rights.

         4. The execution, delivery and performance of the Agreement will not, with or without the giving of notice or the passage of time, or both, conflict with or result in a default or loss of rights (or give rise to any right of termination, cancellation or acceleration) under (i) the Certificate or Articles of Incorporation of Miscellco, or (ii), to my knowledge, any order, judgment, injunction, award or decree of any governmental body, administrative agency or court, or any agreement lease or commitment to which Miscellco is a party or by which Miscellco is bound.

         This opinion is delivered to you for your benefit in connection with the transactions described herein and may not be used or relied upon by any other person or entity for any purpose whatsoever without my prior written consent.

                               Very truly yours,

                               -----------------


                               ----------------------------------------

                               SCHEDULE 7.2(b)(2)

                           Buyer's Corporate Opinion

                                April   , 1995

Miscellco Communications, Inc.
Suite 125
Eastover Bank  Building
125 North Congress
Jackson, Mississippi 39201

Gentlemen:

         I have acted as counsel to Mercury Cellular of Kansas ("Mercury") in connection with the Agreement dated April (the "Agreement"), by and between Miscellco Communications, Inc. and Mercury Cellular of Kansas, Inc. This opinion is being furnished to you pursuant to Section 7.2(b) of the Agreement. All capitalized terms 1 not defined in this opinion which are defined in the Agreement, shall have the meanings assigned to them in the Agreement

         In connection with this opinion, I have examined orig copies of the Agreement and such other agreements, do certificates and/or instruments as I have deemed necessary basis for the opinion herein set forth. I have assess authenticity of all documents submitted to me as origin genuineness of all signatures, the legal capacity of natural persons, the conformity to the originals of all documents submitted to us as copies and the due organization, existence and capacity of such persons and entities, the right, power and authority of such persons and entities to enter into all agreements to which they are parties and the valid execution and delivery of the Agreement by them.

         I call your attention to the fact that I am a member of the Bar of the state of Louisiana and do not purport to be an expert on, or generally familiar with or qualified to express legal conclusions based upon, the laws of any other state or jurisdiction other than the federal laws of the United States of America. express no opinion with respect to federal or state law relating to the ownership, operation or regulation of non-wireline cellular communication systems, including, without limitation, the need to obtain or make any consents, applications, licenses, approvals or the like upon or prior to the execution of the Agreement or the exercise of any rights or remedies under the Agreement.

         Based upon and subject to the foregoing, I am of the opinion that:

         1. Mercury is a corporation duly organized, validly existing and in good standing under the laws of the state of Louisiana. In rendering the opinion of good standing set forth herein, I have relied solely upon a good standing certificate of the Secretary of State of the State of Louisiana dated
__________.

         2. Mercury has all requisite corporate power to execute, deliver and perform the Agreement. The execution, delivery and performance by Mercury of the Agreement have been duly authorized by all necessary corporate actions on the part of Mercury.

         3. The Agreement has been duly authorized, executed and delivered by or on behalf of Mercury and is the legal, valid and binding obligation of Mercury enforceable against Mercury in accordance with its terms. Further, my opinions set forth in this paragraph are qualified to the extent that enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or limiting the enforcement of creditors' rights generally; (ii) general principles of equity, whether applied by a court of law or equity; (iii) the availability of particular remedies; and (iv) limitations based upon statutes or public policy limiting a person's right to waive the benefits of statutory provisions or common law rights.

         4. The execution, delivery and performance of the Agreement will not, with or without the giving of notice or the passage of time, or both, conflict with or result in a default or loss of rights (or give rise to any right of termination, cancellation or acceleration) under (i) the Certificate or Articles of Incorporation of Mercury, or (ii), to my knowledge, any order, judgment, injunction, award or decree of any governmental body, administrative agency or court, or any agreement lease or commitment to which Mercury is a party or by which Mercury is bound.

         This opinion is delivered to you for your benefit in connection with the transactions described herein and may not be used or relied upon by any other person or entity for any purpose whatsoever without my prior written consent.

                                     Very truly yours,

                                     THE GRAY LAW FIRM


                                     --------------------------------------
                                     David L. Sigler
                                     Counsel for Mercury Cellular of Kansas,
                                       Inc.

                                 April 30, 1995




The Calcasieu Marine National Bank of Lake Charles
CM Tower
One Lakeshore Drive
Lake Charles, LA 70601

Attention: Trust Department

         Re: Deposit Escrow Agreement entered into among Miscellco Communications, Inc. ("Miscellco"), Mercury, Inc. ("Mercury") and The Calcasieu Marine National Bank of Lake Charles

Dear Sir or Madam:

         By this jointly executed letter, and pursuant to the referenced Deposit Escrow Agreement, we write to request that you deliver to Miscellco all funds in the Escrow Account, including all interest accumulated thereon. Such funds are to be delivered to Miscellco in immediately available funds, on May 1, 1995 via wire transfer as follows:

                                  Bank:
                                       -------------------------------
                                  Address:
                                          -----------------------------------

                                          -----------------------------------
                                  ABA No.:
                                          ----------------------------
                                  Account No.:
                                              -------------------------------

         Miscellco and Mercury acknowledge that upon making the distribution as set forth herein, the Escrow Agent will have fully performed all of its obligations under the Escrow Agreement and with respect to the Escrow Account. Accordingly, we urge that the escrow account be closed immediately following such distribution.

         On behalf of Miscellco and Mercury, we thank you for your cooperation and efforts throughout this matter.

                              Very truly yours,

MISCELLCO COMMUNICATIONS, INC.           MERCURY, INC.

By:                                      By:
   ---------------------------              ---------------------------
Name:                                    Name:
Title:                                   Title:

                                  BILL OF SALE

         THIS BILL OF SALE is made as of the 30th day of April, 1995, by and between Miscellco Communications, Inc., a Mississippi corporation ("Seller"), and Mercury Cellular of Kansas, Inc., a Louisiana corporation ("Buyer").

                                  WITNESSETH:

         WHEREAS, Seller and Buyer are parties to a "Purchase Agreement", dated as of April 19, 1995, (the "Agreement"), pursuant to which Seller has agreed to sell, assign and transfer to Buyer on the Closing Date provided for in the Agreement, the Assets as defined in Section 1.1(a) of the Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby mutually covenant and agree as follows:

         1. Sale and Transfer. Seller hereby sells, assigns, transfers, conveys and delivers to Buyer all of Seller's right, title and interest in and to:

         (a)     System subscribers subject to the provisions of subsection 1.2;

         (b) the Licenses and all other licenses, permits and/or authorizations currently owned by Seller, or hereafter obtained by the Seller, used in connection with the operation of the System;

         (c) the personal property listed on Schedule 1.1(a) to the Agreement, all of which shall be in good working order at Closing, ordinary wear and tear excepted;

         (d) Seller's rights in those contracts listed on Schedule 4.5 to the Agreement, dated March 31, 1995, relating to the operation and ownership of the System, provided that such contract rights are assigned to and assumed by Buyer pursuant to assignment and assumption agreements consistent with industry standards for agreements of that nature;

         (e) files, books and records which relate to the operation of the System, including, but not limited to, all subscriber lists and information and all records required by the FCC to be maintained by the Seller;

         (f)     accounts receivable trade; and

         (g)     inventory.

         2.      Exceptions. Notwithstanding the Assets to be conveyed in
Section 1 above, the items set forth in Section 1.1(b) of the Agreement are specifically excluded from the definition of Assets and are not among the items to be conveyed pursuant to his transaction.

         3. Representations and Warranties. Seller and Buyer each confirm to the other that the representations and warranties made by each of them, respectively, in the Agreement are true and correct on the date hereof.

         4. Counterparts. This Instrument may be executed in any number of counterparts, all of which shall constitute an original Bill of Sale binding on all of the parties hereto, notwithstanding that all parties did not execute the same counterpart, and all of which together shall constitute one and the same instrument.

         5. Construction. This Bill of Sale represents obligations contemplated by the terms of the Agreement, shall be deemed to be a part of the Agreement and shall be governed by each of the provisions of the Agreement. Capitalized terms not otherwise defined herein shall have the definitions given them in the Agreement.

         IN WITNESS WHEREOF, the Seller has executed this instrument as of the date first written above.

                                           SELLER:

                                           MISCELLCO COMMUNICATIONS, INC.

                                       By:
                                           ------------------------------------
                                           J. Stacy Davidson, President

                                           BUYER:

                                           MERCURY CELLULAR OF KANSAS, INC.

                                       By:
                                           ------------------------------------
                                           Thomas G. Henning, President

                                   ASSIGNMENT

         This Assignment is made by Miscellco Communications, Inc., a Mississippi corporation having a principle address at Suite 125, Eastover Bank Building, 125 North Congress, Jackson, Mississippi 39201 ("Miscellco" or "Assignor") to Mercury Cellular of Kansas, Inc., a Louisiana corporation having a principle address at C M Tower, Suite 1495, One Lakeshore Drive, Lake Charles, Louisiana 70629 ("Mercury" or "Assignee"), from and after the "Closing Date" as set forth in that certain Asset Purchase Agreement entered into between Assignor and Assignee on April 19, 1995 (the "Agreement").

         Pursuant to the Agreement, the Assignor hereby assigns to the Assignee all its right, title and interest in and to each of the agreements entitled (a) Agreement Regarding Confidential Information and Intellectual Property Rights and (b) Confidentiality Agreement and Covenant Not to Compete entered into by those parties listed on Attachment A hereto, form copies of which are provided in Attachments B and C hereto.

         To have and to hold the same unto the Assignee, its successors and assigns from and after the Closing Date for the rest of said Lease, subject to the rents, covenants, conditions, terms and provisions therein with respect to the period from and after the Closing Date but not prior thereto.

         This Assignment shall be governed by and construed in accordance with the laws of the State of Kansas.

         This Agreement cannot be altered, modified or amended except by written agreement between the parties hereto.

         This Assignment shall be binding upon the successors and assigns of the parties. The parties shall execute and deliver such further or additional instruments, agreements and other documents that may be necessary to evidence or carry out the provisions of this Assignment.

         IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their duly authorized representatives as of _______ day of April, 1995.

                                             MISCELLCO COMMUNICATIONS, INC.

                                    By:
                                       ---------------------------------------
                                             J. Stacy Davidson

                                             MERCURY CELLULAR OF KANSAS, INC.

                                    By:
                                       ---------------------------------------

                                                                    Attachment A

                         PARTIES WHO HAVE ENTERED INTO
                         CONFIDENTIALITY AGREEMENTS AND
                            COVENANTS NOT TO COMPETE

I. Confidentiality Agreements

    Glenna Alm
    Angela Alton
    James P. Angle
    Chris Appelhans
    Susan Bennett
    Anita Blakeney
    Phyllis Bledsoe
    Frank Buchanan
    Jeannine Byers
    Steve Cecil
    Becky Colclazier
    Ann Cook
    J. Stacy Davidson
    Lisa Dirks
    Tracie Ferguson
    Clifford Gallington
    Judy Garner
    Brandi Hake
    Christine A. Hamann
    Dale Hardy
    Sherry Helmke
    Shelly Hinton
    Cynthia Hopkins
    Carol Killgore
    Pat Leihy
    William C. Mathews
    Tonya Myers
    Glen A. O'Dell
    Phan thi Binh
    Ronald Scott Rohleder
    Jan Rushing
    Becky Schaffer
    Davon Schuler
    Teresa Shelley
    Carl E. Smith
    Brad Spinks
    Dorothy Stieben
    Virginia Sullivan
    Mikaela Switzer
    Vickie Williamson

Attachment A                                                              Page 2

II. Covenants Not To Compete

    Glenna Alm
    Angela Alton
    James P. Angle
    Chris Appelhans
    Susan Bennett
    Anita Blakeney
    Phyllis Bledsoe
    Frank Buchanan
    Jeannine Byers
    Steve Cecil
    Ann Cook
    Beck Colclazier
    J. Stacy Davidson
    Lisa Dirks
    Tracie Ferguson
    Clifford Gallington
    Judy Garner
    Brandi Hake
    Christine A. Hamann
    Sherry Helmke
    Shelly Hinton
    Cynthia Hopkins
    Pat Leihy
    William C. Mathews
    Glen A. O'Dell
    Phan thi Binh
    Ronald Scott Rohleder
    Jan Rushing
    Becky Schaffer
    Davon Schuler
    Teresa Shelley
    Carl E. Smith
    Brad Spinks
    Dorothy Stieben
    Virginia Sullivan
    Mikaela Switzer
    Vickie Williamson

                                  Attachment B

                    FORM AGREEMENT REGARDING CONFIDENTIAL
                 INFORMATION AND INTELLECTUAL PROPERTY RIGHTS

[MISCELLCO COMMUNICATIONS, INC. LETTERHEAD]

                      AGREEMENT REGARDING CONFIDENTIAL
                 INFORMATION AND INTELLECTUAL PROPERTY RIGHTS


1. Both during and after my employment by Miscellco Communications, Inc., I will not, without prior permission of the Corporate Management Committee (CMC), disclose to anyone outside of Miscellco
         Communications, Inc., or use for purposes other than Miscellco business, or permit any person to examine or make copies of any documents that contain or are derived from, any confidential information as defined below.

         "Confidential Information" includes any information or materials concerning Miscellco affairs, whether business, technical, or otherwise, which are not known to the public at large. It includes, but is not limited to, information and materials developed, collected, or used by Miscellco personnel; information disclosed to Miscellco by clients or potential clients in the course of engagements or proposed engagements; and information disclosed by third parties with which Miscellco has or may have a business relationship. Confidential information may relate to the past, present, or future and may concern, but is not limited to, business strategies, financial data, business plans, technology, contract provisions, client lists, or personnel data. It may be contained on paper records, computer printouts and disks, or other forms of documentation or media. However, it need not necessarily be reduced to a tangible form.

2. In consideration of my employment with Miscellco Communications, Inc., I agree to promptly disclose in writing all discoveries, inventions, and improvements conceived by me or with others during the course of my work at Miscellco Communications, Inc. Miscellco Communications, Inc. shall be free to use any such discoveries, inventions, or ideas without obligation of any sort to me as an employee. If patents or other intangible rights should result therefrom, I agree that all such rights shall be the sole property of Miscellco Communications, Inc. I will cooperate fully in signing documents to transfer and perfect full rights, title, and interest to and for Miscellco Communications, Inc.

         Employee and employer understand that this agreement only applies to discoveries, inventions, and improvements conceived or developed during my working hours, or while I was using Miscellco Communications, Inc. equipment, supplies, facilities, or trade secret information of Miscellco Communications, Inc. was used, or that relate to the business of Miscellco Communications, Inc. or to Miscellco Communications, Inc. actual or demonstrably anticipated research and development, or that result from any work performed by the employee for Miscellco Communications, Inc.

3. I agree that, as an employee of Miscellco Communications, Inc., I will abide by the applicable policies, and practices of the company. Furthermore, I will not accept favors, direct or indirect, from clients of Miscellco or associate with client personnel in a manner that would impair the performance or objectivity of Miscellco Communications, Inc.




Date:             Employee Signature:
     ------------                    -------------------------------

Witness:
        -----------------------------------

                                  Attachment C

                       FORM CONFIDENTIALITY AGREEMENT AND
                            COVENANT NOT TO COMPETE

             CONFIDENTIALITY AGREEMENT AND COVENANT NOT TO COMPETE

        THIS AGREEMENT is made this 9th day of July, 1990, Miscelleco Communications, Inc., d/b/a Cellular One (hereinafter called the "Employer"), and William C. Mathews (hereinafter called the "Employee").

                              W I T N E S S E T H:

        WHEREAS, the Employer is engaged in the cellular telephone business in the Kansas #7 - Trego RSA and is desirous of hiring the Employee to perform certain services with respect to such business, subject to the understandings and agreements as set forth herein; and

        WHEREAS, the Employee desires to accept employment with the Employer for such compensation and upon such terms and conditions as may be mutually agreeable to the Employer and the Employee, including but not limited to the covenants and conditions as set forth herein; and

        WHEREAS, the Employer and Employee have acknowledged, each to the other, that this Agreement and each of the respective terms and provisions hereof constitute a condition precedent to the Employer's agreement to enter into any employment relationship with the Employer;

        NOW, THEREFORE, in consideration of the employment of the Employee to perform services for an on behalf of the Employer, and of the wages or salary to be paid to the Employee in respect thereof, it is agreed as follows:

1. The Employee agrees to perform to the best of the Employee's ability all duties required of Employees employment. The Employer and Employee mutually acknowledge and agree that, in the absence of a separate written agreement to the effect between the parties, this Agreement is not intended and shall not be construed to bind either party to an employment relationship of any fixed or minimum duration such that, in the absence of an express agreement to the contrary, either party shall have the right to terminate the employment relationship for any reason and at any time.

2. The Employee expressly acknowledges that the business of the Employer and the Employee's duties with respect thereto are such that the Employee, during the course of employment with the Employer, may obtain or be given access to certain information, documents and records of a confidential or proprietary nature with respect to the Employer and/or its business, prospects, customers, competitors, suppliers and so forth. The Employee further understands and acknowledges that the unauthorized use of disclosure of any such information, (including specifically, but not limited to, the Employer's customer lists and customer account information) could seriously damage and interfere with the Employer's business and business prospects. Accordingly, the Employee hereby expressly covenants and agrees with the Employer that Employee will not directly or indirectly use in any unauthorized manner or disclose to any third parties any information, written or oral, of a confidential or proprietary nature of or pertaining to the Employer and obtained during the course of the Employee's employment. For purposes of this paragraph, it shall be presumed that any information about the Employer or the Employer's business, or which is a part of the Employers business records, is of a confidential or proprietary nature and within the intended coverage of this Agreement, unless such information is readily accessible to the general public. The provisions of this paragraph and the covenants of the Employee contained herein shall survive any termination of the Employee's employment with the Employer.

3. The Employee further agrees that Employee will not, at any time during Employee's employment with the Employer and for a two-year period following any termination of such employment, directly or indirectly own, manage, operate, control, be employed by or otherwise engage or participate in any cellular telephone business including the sale or rental of cellular mobile telephones within a five hundred (500) mile radius of Kansas #7 -- Trego RSA. In the event the term of the Employee's employment covers a period of less than 12 months, then the Employee's covenant not to compete as set forth in the preceding sentence shall be binding upon the Employee for only one (1) year following the termination of such employment.

The Employee hereby represents to the Employer that Employee's education, training and experience are such that Employee's agreement not to engage for a temporary period of time in a business activity similar to that conducted by the Employer will not jeopardize or significantly interfere with Employer's ability to secure other gainful employment either within or without the geographical area to which the above restrictions lies.

4. The Employee agrees that, upon the termination of Employee's employment with the Employer, Employee shall immediately return to the Employer all records, documents and other property belonging to the Employer or pertaining to the Employer's business. The preceding sentence shall apply equally with respect to all copies, extracts, reproductions or notes as may have been made by or provided to the Employee.

5. In the event of an actual or threatened breach by the Employee of the provisions of this Agreement, the Employer shall be entitled to an injunction restraining the Employee from engaging or continuing to engage in any conduct prescribed herein. The preceding sentence shall not, however, be construed as prohibiting the Employer from pursuing any other remedies available to it for such breach or threatened breach, including recovery of money damages from the Employee.

6. This Agreement shall be governed and construed in accordance with the laws of the State of Kansas.

7. It is agreed that if any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent, be declared void or unenforceable by a court of competent jurisdiction, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be effected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

        IN WITNESS WHEREOF, the Employer and Employee have each executed this Agreement on the date first above written.




                                        ---------------------------------------
                                        Employer



                                        ---------------------------------------
                                        Employee